As filed with the Securities and Exchange Commission on December 29, 2021
1933 Act Registration File No. 333-261348

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.	1	[ ]
Post-Effective Amendment No.		[ ]

TOTAL FUND SOLUTION
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)
(Registrant’s Telephone Number, including Area Code) (414) 287-3338

Elaine E. Richards
U.S. Bank Global Fund Services
615 East Michigan Street, 2nd Floor
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Copies to:
Fabio Battaglia, III, Esq.
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103-7018
(215) 564-8077

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of the securities being registered: Shares of beneficial interest, with no par value, of Cromwell Marketfield L/S Fund.

The Registrant hereby amends the Registration Statement to delay its effective date until the Registrant shall file a further amendment that specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

No filing fee is due because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

COMBINED PROXY STATEMENT AND PROSPECTUS

For the Reorganization of

Marketfield Fund
a series of Trust for Professional Managers
c/o U.S. Bank Global Fund Services
615 East Michigan Street, Milwaukee, Wisconsin 53202
1-800-311-MKTD (6583)
into

Cromwell Marketfield L/S Fund
a series of Total Fund Solution
c/o U.S. Bank Global Fund Services
615 East Michigan Street, Milwaukee, Wisconsin 53202
(855) 625-7333

January 3, 2022

Marketfield Fund
a series of Trust for Professional Managers
c/o U.S. Bank Global Fund Services
615 East Michigan Street | Milwaukee, Wisconsin 53202

January 3, 2022
Dear Shareholder:
On behalf of the Board of Trustees of Trust for Professional Managers (“TPM”), we are pleased to invite you to a Special Meeting of Shareholders (the “Special Meeting”) of the Marketfield Fund (the “Target Fund”), a series of TPM, on January 28, 2022, at the principal executive offices of TPM, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, at 2:00 p.m. Central Time.
We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the continuing COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website https://vote.proxyonline.com/TPM/docs/specialmeeting2022.pdf, and we encourage you to check this website prior to the Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed below, in advance of the Special Meeting in the event that, as of January 28, 2022, in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.

As discussed in more detail in the enclosed Combined Proxy Statement and Prospectus, at the Special Meeting, the shareholders of the Target Fund will be asked to consider and vote to approve an Agreement and Plan of Reorganization (the “Plan”) to reorganize the Target Fund into a corresponding newly-created series, the Cromwell Marketfield L/S Fund (the “Acquiring Fund”), a series of Total Fund Solution (“TFS”). The Acquiring Fund was established solely for the purpose of acquiring the assets and liabilities of the Target Fund and continuing the Target Fund’s business (the “Reorganization”). Marketfield Asset Management LLC (“Marketfield”), the investment adviser to the Target Fund, is proposing the Reorganization. Upon shareholder approval and effectiveness of the Plan, you will receive shares of the Acquiring Fund equivalent to the value of your Target Fund shares as of the closing date of the Reorganization in complete liquidation and dissolution of the Target Fund, and you will no longer be a shareholder of the Target Fund, but will become a shareholder of the Acquiring Fund. Importantly, approval of the Proposal will not result in any increase in shareholder fees or expenses.
If the Proposal is not approved by shareholders, the Target Fund will continue operating as a series of TPM, and the Board of Trustees of TPM will consider alternatives for the Target Fund including soliciting approval of a new proposal or the liquidation of the Target Fund.
The Acquiring Fund will be managed by Cromwell Investment Advisors, LLC (“Cromwell”), whereas the Target Fund is managed by Marketfield. Although Cromwell will serve as the investment adviser to the Acquiring Fund, Marketfield will serve as the investment sub-adviser to the Acquiring Fund and be responsible for day-to-day management of the Acquiring Fund’s portfolio. The Acquiring Fund has the same investment objective and substantially similar investment strategies, policies, and risks as the Target Fund. Additional information about the Acquiring Fund is included in Appendix D and the Statement of Additional Information related to the Combined Proxy Statement and Prospectus.
The Reorganization generally is not expected to result in the recognition of gain or loss by the Target Fund or its shareholders for federal income tax purposes. No sales charges or redemption fees will be imposed in connection with the Reorganization. The shares of the Acquiring Fund you receive will have the same aggregate net asset value as that of your shares of the Target Fund at the time of the Reorganization. Shares will be exchanged as follows:

Trust for Professional Managers		Total Fund Solution
Marketfield Fund		Cromwell Marketfield L/S Fund
Class A Shares	à	Investor Class Shares
Class C Shares	à	Class C Shares
Class I Shares	à	Institutional Class Shares

YOUR VOTE IS IMPORTANT.
The Board of Trustees of TPM believes that the proposed Reorganization is in the best interests of Target Fund shareholders and recommends that you vote “FOR” the approval of the Plan to authorize the Reorganization with respect to the Target Fund.
You can vote in one of four ways:
•By mail with the enclosed proxy card;
•By internet through the website listed in the proxy voting instructions;
•By automated touchtone using the toll-free number listed in the proxy voting instructions; or
•In person at the special shareholder meeting on January 28, 2022.
Thank you for your consideration of this important Proposal. Your vote is extremely important, so please read the enclosed Combined Proxy Statement and Prospectus carefully and submit your vote.
Your vote is very important to us. Thank you for your response and for your continued investment in the Marketfield Fund.
Respectfully,

__________________________________
John P. Buckel
President
Trust for Professional Managers

Marketfield Fund
a series of Trust for Professional Managers
c/o U.S. Bank Global Fund Services
615 East Michigan Street | Milwaukee, Wisconsin 53202

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD January 28, 2022

To the Shareholders of the Marketfield Fund:
NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of the Marketfield Fund (the “Target Fund”), a series of Trust for Professional Managers (“TPM”), is to be held on January 28, 2022 at 2:00 p.m. Central Time, at the principal executive offices of TPM, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.
We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the continuing COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website https://vote.proxyonline.com/TPM/docs/specialmeeting2022.pdf, and we encourage you to check this website prior to the Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed below, in advance of the Special Meeting in the event that, as of January 28, 2022, in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.

At the Special Meeting, you and the other shareholders of the Target Fund will be asked to consider and vote on the following proposals:

1.To approve the Agreement and Plan of Reorganization (the “Plan”), which has been approved by the TPM Board of Trustees and provides for the reorganization of the Target Fund into the Cromwell Marketfield L/S Fund, a newly-created series of Total Fund Solution (the “Reorganization”), and

2.To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Target Fund on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the U.S. Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

Holders of record of the shares of beneficial interest in the Target Fund as of the close of business on December 10, 2021, are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Special Meeting, or if a quorum is obtained but sufficient votes required to approve the Plan are not obtained, the chairman of the Special Meeting may adjourn the Special Meeting one or more times to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposals.

This Notice of Special Meeting of Shareholders and the Combined Proxy Statement and Prospectus are available on the internet at https://vote.proxyonline.com/TPM/docs/specialmeeting2022.pdf. On this webpage, you also will be able to access the Target Fund’s Prospectus, the Acquiring Fund’s Prospectus, and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

By order of the Board of Trustees of TPM,

_______________________________
Jay S. Fitton
Secretary
January 3, 2022

HOW TO VOTE YOUR SHARES

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN

We urge you to vote your shares. Your prompt vote may save the Target Fund the necessity of further solicitations to ensure a quorum at the Special Meeting. You may cast your vote by mail, by the internet, and by automated touchtone as set forth below:
•Mail: To vote your proxy by mail, check the appropriate voting box on your proxy card, sign and date the card and return it in the enclosed postage-prepaid envelope. If you sign, date, and return the proxy card but give no voting instructions, the proxies will vote FOR the Proposals.
The options below are available 24 hours a day / 7 days a week.
•Internet: The web address and instructions for voting online can be found on the enclosed proxy card. You will be required to provide your control number found on your proxy card.
•Automated Touchtone: The toll-free number for automated touchtone telephone voting can be found on the enclosed proxy card. You must have the control number found on your proxy card.
If you can attend the Special Meeting and wish to vote your shares in person at that time, you will be able to do so. If you hold your shares in “street name” through a broker, bank or other nominee, you should contact your nominee about voting in person at the Special Meeting. We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the continuing COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website https://vote.proxyonline.com/TPM/docs/specialmeeting2022.pdf, and we encourage you to check this website prior to the Special Meeting if you plan to attend.

Marketfield Fund
a series of Trust for Professional Managers
c/o U.S. Bank Global Fund Services
615 East Michigan Street | Milwaukee, Wisconsin 53202

QUESTIONS AND ANSWERS
Dated: January 3, 2022

Question: What is this document and why did you send it to me?

Answer: The attached Combined Proxy Statement and Prospectus (the “Proxy Statement”) is a proxy statement for the Marketfield Fund (the “Target Fund”), a series of Trust for Professional Managers (“TPM”), and a prospectus for shares of the Cromwell Marketfield L/S Fund (the “Acquiring Fund”), a newly-created series of Total Fund Solution (“TFS”). (The Target Fund and the Acquiring Fund may each be referred to as a “Fund”, or, together, the “Funds”). The purposes of the Proxy Statement are to (1) solicit votes from shareholders of the Target Fund to approve the proposed reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”), as described in the Agreement and Plan of Reorganization between TPM and TFS (the “Plan”), a form of which is attached to the Proxy Statement as Appendix A, and (2) provide information regarding the shares of the Acquiring Fund. Approval by the shareholders of the Target Fund is required to proceed with the Reorganization. If the shareholders of the Target Fund do not approve the Proposals, then the Reorganization will not be implemented and the Board of Trustees of TPM (the “TPM Board”) will consider what further actions to take.

The Proxy Statement contains information that you should know before voting on the Reorganization, including additional information about the Acquiring Fund in Appendix D and the Statement of Additional Information related to the Proxy Statement. The Proxy Statement should be retained for future reference.

Question: What is the purpose of the Reorganization?

Answer: The primary purpose of the Reorganization is to move the investment portfolio and shareholders presently associated with the Target Fund to the Acquiring Fund. Marketfield Asset Management LLC (“Marketfield”), the investment adviser to the Target Fund, recommends that the Target Fund be reorganized with and into the Acquiring Fund. If the Reorganization is approved by Target Fund shareholders, the Acquiring Fund will be managed by Cromwell Investment Advisors, LLC (“Cromwell”) and Marketfield will serve as the investment sub-adviser to the Acquiring Fund and will continue to be responsible for day-to-day management of the Acquiring Fund’s portfolio. Marketfield’s recommendation was made to enable the Target Fund to benefit from the personnel, experience and resources of Cromwell. Marketfield believes that the Reorganization has the potential to benefit shareholders by (i) providing the Acquiring Fund with the opportunity to realize operational and administrative efficiencies that may result from being managed on the same platform as other mutual funds that will be advised by Cromwell; and (ii) creating economies of scale by leveraging a unified distribution approach with other mutual funds that will be advised by Cromwell. After careful consideration, upon the recommendation of Marketfield, the TPM Board approved the Plan providing for the reorganization of the Target Fund into the Acquiring Fund as a new series of TFS.

Question: How will the Reorganization work?

Answer: To reconstitute the Target Fund as a series of TFS, an investment company with substantially similar investment policies and strategies, referred to as the “Acquiring Fund,” has been created as a new series of TFS. The Acquiring Fund is newly-organized and has no assets or liabilities. If shareholders of the Target Fund approve the Plan, the Target Fund will transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Target Fund’s liabilities. Existing shareholders of the Target Fund will become shareholders of the Acquiring Fund and, immediately after the Reorganization, each shareholder will hold shares of the same or a comparable class of the Acquiring Fund with a value equal to the aggregate net asset value of the then outstanding shares, by class, of the Target Fund’s shares that the shareholder held immediately prior to the Reorganization. Subsequently, the Target Fund will be liquidated and terminated.

Please refer to the Proxy Statement for a detailed explanation of the Proposals. If the Plan is approved by shareholders of the Target Fund at the Special Meeting of Shareholders (the “Special Meeting”), the Reorganization is expected to be effective on or about February 14, 2022.

Question: How will the Reorganization affect me as a shareholder?

Answer: You will become a shareholder of the Acquiring Fund. You will receive shares of the same or a comparable class of the Acquiring Fund with a value equal to the aggregate net asset value of the then outstanding shares, by class, of the Target Fund held by you immediately prior to the Reorganization.

Question: Are the investment objective and strategies of the Acquiring Fund different from those of the Target Fund?

Answer: No, the investment objective of the Acquiring Fund will be identical to that of the Target Fund, and the investment strategies of the Acquiring Fund will be substantially similar to those of the Target Fund. As part of the Reorganization, the Target Fund’s name is changing to the “Cromwell Marketfield L/S Fund” to easily identify the Fund’s investment strategy.

Question: Who will manage the Acquiring Fund?
Answer: The Reorganization will shift management responsibility from Marketfield to Cromwell, the investment adviser of the Acquiring Fund. Cromwell is an SEC-registered investment adviser recently formed in October 2021 that is dedicated to managing mutual funds. Marketfield will be the sub-adviser to the Acquiring Fund and Michael C. Aronstein and Michael Shaoul, the current portfolio managers for the Target Fund, will also be the portfolio managers of the Acquiring Fund and will continue to be responsible for the day-to-day management of the Acquiring Fund’s portfolio. TPM and the Target Fund are not affiliated with Cromwell, TFS, or the Acquiring Fund.

Question: Will there be changes to the Board of Trustees and service providers for the Acquiring Fund?

Answer: TPM and TFS have different Boards of Trustees. The Target Fund and the Acquiring Fund have different legal counsel, different independent registered public accounting firms and different distributors as set forth in the table below; however, they have the same fund administrator, fund accountant, transfer agent, and custodian.

	Target Fund	Acquiring Fund
Administrator	U.S. Bancorp Fund Services, LLC	U.S. Bancorp Fund Services, LLC
Fund Accountant	U.S. Bancorp Fund Services, LLC	U.S. Bancorp Fund Services, LLC
Transfer Agent	U.S. Bancorp Fund Services, LLC	U.S. Bancorp Fund Services, LLC
Custodian	U.S. Bank National Association	U.S. Bank National Association
Distributor and Principal Underwriter	Quasar Distributors, LLC	Foreside Fund Services, LLC
Auditor	Deloitte & Touche LLP	BBD, LLP
Legal Counsel	Godfrey & Kahn, S.C.	Stradley, Ronon, Stevens & Young LLP
Question: Will the Reorganization affect the fees and expenses I pay as a shareholder of the Target Fund?

Answer: Yes, the fees and expenses you pay as a shareholder of the Target Fund are expected to slightly decrease after you become a shareholder of the Acquiring Fund. For the Target Fund, the management fee is 1.40% and the total annual fund operating expenses (after fee waivers and expense reimbursement) for the Class A, Class C and Class I shares are 2.63%, 3.36% and 2.36% per annum, respectively, of the Target Fund’s average daily net assets. For the Acquiring Fund, the management fee is 1.40% and the estimated total annual fund operating expenses (after fee waivers and expense reimbursement) for the Investor Class, Class C and Institutional Class shares is expected to be 2.38%, 3.13% and 2.13% per annum, respectively, of the Acquiring Fund’s average daily net assets.

For the Target Fund, Class A shares have a 5.50% maximum sales charge (load) imposed on purchases and a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. The corresponding Investor Class shares of the Acquiring Fund do not have any shareholder fees. For both the Target Fund and the Acquiring Fund, Class C shares have a 1.00% maximum deferred sales charge (load) (as a percentage of shares redeemed within 12 months of purchase). The Target Fund’s Class I shares and the corresponding Institutional Class shares of the Acquiring Fund do not have any shareholder fees.

The Funds have each adopted a Distribution and Shareholder Servicing (12b-1) Plan under which the applicable Fund may bear a Rule 12b-1 fee not to exceed 0.25% per annum of the Fund’s average daily net assets for the Class A shares of the Target Fund and the Investor Class shares of the Acquiring Fund and 1.00% per annum of each Fund’s average daily net assets for the Class C shares. Class I shares of the Target Fund and Institutional Class shares of the Acquiring Fund do not have a Distribution and Shareholder Servicing (12b-1) Plan.

Pursuant to an operating expense limitation agreement between Marketfield and TPM, on behalf of the Target Fund, Marketfield agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of front-end or contingent deferred loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation (“Excluded Expenses”)) did not exceed 1.80%, 2.57% and 1.56% of the Fund’s average daily net assets for Class A, Class C and Class I shares, respectively, through at least April 30, 2022.

Pursuant to a new operating expense limitation agreement between Cromwell and TFS, on behalf of the Acquiring Fund, Cromwell has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.80%, 2.55% and 1.55% of the Fund’s average daily net assets for Investor Class shares, Class C shares and Institutional Class shares, respectively, through at least February 14, 2024 (the “Expense Cap”). The expense limitation agreement may be terminated at any time by the Board of Trustees of TFS (the “TFS Board”) upon 60 days’ notice to Cromwell, or by Cromwell with the consent of the TFS Board. Cromwell is permitted, with the approval of the TFS Board, to be reimbursed for fee reductions and/or expense payments made in the prior 36 months. This reimbursement may be requested if the aggregate amount actually paid by the Acquiring Fund toward operating expenses at any time during such period (taking into account the reimbursement) does not exceed the Expense Cap. Notwithstanding the foregoing, to the extent Marketfield previously waived fees or paid expenses for the Target Fund, the TFS Board has determined it appropriate and pursuant to the Agreement and Plan of Reorganization, Marketfield may recoup any such fees and expenses for up to 36 months from the date such fees and expenses were waived or paid on behalf of the Target Fund prior to the Reorganization.

Question: Will I own the same number of shares of the Acquiring Fund as I currently own of the Target Fund?

Answer: Although the number of shares of the Acquiring Fund you receive may differ from the number of Target Fund shares you hold, in exchange for your shares of the Target Fund, you will receive shares of the same or a comparable class of the Acquiring Fund equal in value to the net asset value of the then outstanding shares, by class, of the Target Fund held by you immediately prior to the Reorganization.

Question: Will the Reorganization result in any taxes?

Answer: The Reorganization is expected to qualify as a “reorganization” within the meaning of section 368(a) of the U.S. Internal Revenue Code of 1986, as amended. In general, the Target Fund will not recognize any gain or loss as a direct result of the transfer of all of its assets and its liabilities in exchange for shares of the Acquiring Fund or as a result of its liquidation and termination. Shareholders of the Target Fund will not recognize any gain or loss for federal income tax purposes upon receipt of shares of the Acquiring Fund in connection with the Reorganization. Shareholders of the Target Fund should consult their own tax advisers regarding the federal, state, local, and other tax treatment and implications of the Reorganization in light of their individual circumstances.

Question: Will my basis change as a result of the Reorganization?

Answer: No, your aggregate tax basis for federal income tax purposes of the Acquiring Fund shares you receive in the Reorganization will be the same as the basis of your Target Fund shares you held immediately before the Reorganization.

Question: Will I be charged a commission or other fee as a result of the Reorganization?

Answer: No commission or other transactional fees will be imposed on shareholders in connection with the Reorganization.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum and sufficient votes are present at the Special Meeting so that the Proposals can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote. Your vote is very important to us regardless of the number of shares you own.

Question: How does the TPM Board recommend that I vote on each Proposal?

Answer: After careful consideration and upon the recommendation of Marketfield, the Board unanimously recommends that shareholders vote “FOR” each applicable Proposal.

Question: Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer: Neither the Target Fund, the Target Fund shareholders nor the Acquiring Fund will pay any expenses related to the Reorganization. Marketfield and Cromwell will bear all expenses relating to the Reorganization, including the costs relating to the Special Meeting and Proxy Statement.

Question: Will the Reorganization affect my ability to buy and sell shares?

Answer: No. You may continue to make additional purchases or sales of the Target Fund shares directly or through your financial intermediary up to and including the day of the Reorganization, which is anticipated to be on or about February 14, 2022. Any purchases or sales of Target Fund shares made after the Reorganization will be purchases or sales of the Acquiring Fund. If the Reorganization is approved, your Target Fund shares will automatically be converted to Acquiring Fund shares.

Question: What will happen if the Plan is not approved by shareholders?

Answer: If shareholders of the Target Fund do not approve the Plan, then the Target Fund will not be reorganized into the Acquiring Fund and will continue to operate as a series of TPM. The TPM Board will consider further actions to take.

Question: How do I vote my shares?

Answer: You can vote your shares as indicated under “HOW TO VOTE” which immediately precedes this Question and Answers section.

Question: Who do I call if I have questions?

Answer: If you have questions about the Reorganization, Proposals or the Proxy Card, please do not hesitate to call AST Fund Solutions at 1-(800) 207-3156.

COMBINED PROXY STATEMENT AND PROSPECTUS
January 3, 2022

For the Reorganization of

Marketfield Fund
a series of Trust for Professional Managers
c/o U.S. Bank Global Fund Services
615 East Michigan Street, Milwaukee, Wisconsin 53202
1-800-311-MKTD (6583)

into

Cromwell Marketfield L/S Fund
a series of Total Fund Solution
c/o U.S. Bank Global Fund Services
615 East Michigan Street, Milwaukee, Wisconsin 53202
(855) 625-7333

_________________________________

This Combined Proxy Statement and Prospectus (the “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “TPM Board”) of Trust for Professional Managers (“TPM”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Marketfield Fund, a series of TPM (the “Target Fund”), at the principal executive offices of TPM, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, on January 28, 2022 at 2:00 p.m. Central Time. At the Special Meeting, shareholders of the Target Fund will be asked to consider and vote on the following proposals:

Proposal 1:	To approve the Agreement and Plan of Reorganization (the “Plan”) that provides for the reorganization of the Target Fund into the Cromwell Marketfield L/S Fund (the “Acquiring Fund”), a newly-created series of Total Fund Solution (“TFS”) (the “Reorganization”).
Proposal 2:	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.
After careful consideration and upon the recommendation of Marketfield Asset Management LLC (“Marketfield”), the Target Fund’s investment adviser, the Board unanimously recommends that shareholders vote “FOR” each applicable Proposal..
The Plan provides that all of the assets of the Target Fund will be transferred to the Acquiring Fund in exchange for shares of beneficial interest (“shares”) of the Acquiring Fund and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities. Shareholders of the Target Fund will receive shares of the same or a comparable class of the Acquiring Fund with a value equal to the aggregate net asset value (“NAV”) of the then outstanding shares, by class, of the Target Fund that the shareholder held immediately prior to the Reorganization in complete liquidation and termination of the Target Fund. After the Reorganization, shareholders will no longer be shareholders of the Target Fund, but would become shareholders of the Acquiring Fund.
Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.
This Proxy Statement sets forth concisely the information you should know before voting on the Proposals. You should read it and keep it for future reference.
The following documents containing additional information about the Target Fund and the Acquiring Fund, each having been filed with the SEC, are incorporated by reference into (and legally considered to be part of) this Proxy Statement:

•the Statement of Additional Information dated January 3, 2022 relating to this Proxy Statement (the “Proxy Statement SAI”);
•the Prospectus of the Target Fund, dated April 30, 2021, as may be amended and supplemented (the “Target Fund Prospectus”) (File Nos. 333-62298 and 811-10401);
•the Statement of Additional Information of the Target Fund, dated April 30, 2021, as may be amended and supplemented (the “Target Fund SAI”) (File Nos. 333-62298 and 811-10401); and
•the Annual Report for the Target Fund for the fiscal year ended December 31, 2020 (the “Target Fund Annual Report”) (File No. 811-10401); and
•the Semi-Annual Report for the Target Fund for the fiscal period ended June 30, 2021 (the “Target Fund Semi-Annual Report”) (File No. 811-10401).
This Proxy Statement will be mailed on or about January 3, 2022 to shareholders of record of the Target Fund as of December 10, 2021.
The Target Fund is a registered open-end management investment company. The Target Fund Prospectus, Target Fund Annual Report and Target Fund Semi-Annual Report have previously been delivered or made available to Target Fund shareholders. Additional information about the Acquiring Fund that will be included in the Acquiring Fund’s Prospectus, when available, is included in Appendix D to this Proxy Statement. The Acquiring Fund is newly-organized and currently has no assets or liabilities. The Acquiring Fund is an open-end management investment company that has been created in connection with the Reorganization for the purpose of acquiring the assets and liabilities of the Target Fund. The Acquiring Fund will not commence operations until the date of the Reorganization.
Copies of this Proxy Statement, the Proxy Statement SAI, and any of the foregoing documents relating to the Target Fund are available upon request and without charge by calling the Target Fund at 1-800-311-MKTD (6583), visiting www.marketfieldfund.com, or writing to the Target Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Copies of documents relating to the Acquiring Fund, when available, may be obtained upon request and without charge by writing to Total Fund Solution at the same address or by calling (toll-free) at (855) 625-7333 or visiting www.thecromwellfunds.com.

No person has been authorized to give any information or make any representation not contained in this Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

An investment in the Target Fund or the Acquiring Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in any fund involves investment risk, including the possible loss of principal.

PROPOSAL – TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION
OVERVIEW OF THE PROPOSED REORGANIZATION
The TPM Board, including all the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), proposes that shareholders of the Target Fund approve the Plan, pursuant to which the Target Fund will reorganize into the Acquiring Fund and each Target Fund shareholder will become a shareholder of the Acquiring Fund. A form of the Plan is attached to this Proxy Statement as Appendix A. The Board considered the Reorganization at a meeting held on September 22, 2021. Based upon the recommendation of Marketfield, the Board’s evaluation of the terms of the Plan, and other relevant information presented to the Board in advance of the meeting, and in light of its fiduciary duties under federal and state law, the TPM Board, including all of the Trustees who are not “interested persons” of TPM under the 1940 Act, determined that the Reorganization is in the best interests of the Target Fund and its shareholders and that such shareholders’ interests would not be diluted as a result of the Reorganization. See “Board Considerations” for a summary of the factors considered and conclusions drawn by the Board in approving the Plan and authorizing the submission of the Plan to shareholders for approval.
To reorganize the Target Fund into a series of TFS, a fund with an identical investment objective and substantially similar investment policies and strategies, the Acquiring Fund, which is named the “Cromwell Marketfield L/S Fund,” has been created as a new series of TFS. If the shareholders of the Target Fund approve the Plan, the Reorganization will have these primary steps:
•All of the assets of the Target Fund will be transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Target Fund’s liabilities;
•Immediately after the transfer of the Target Fund’s assets as provided for in the Plan, the Target Fund will distribute shares of the same or a comparable class of the Acquiring Fund shares received by the Target Fund pro rata to its shareholders in redemption of the outstanding shares of the Target Fund; and
•The Target Fund will be liquidated and terminated.
Approval of the Plan will constitute approval of the transfer of the Target Fund’s assets to the Acquiring Fund, the assumption of the Target Fund’s liabilities by the Acquiring Fund, the distribution of the Acquiring Fund’s shares to Target Fund shareholders, and the liquidation and termination of the Target Fund. The Target Fund will be the accounting survivor after the Reorganization. The Acquiring Fund shares issued in connection with the Reorganization will have an aggregate NAV equal to the aggregate value of the assets that the Target Fund transferred to the Acquiring Fund, less the Target Fund’s liabilities that the Acquiring Fund assumes. As a result of the Reorganization, existing shareholders of the Target Fund will become shareholders of the Acquiring Fund. Shareholders of the Target Fund will receive shares of the same or a comparable class of the Acquiring Fund with a value equal to the aggregate NAV of the then outstanding shares, by class, of the Target Fund held by the shareholder immediately prior to the Reorganization. No commission or other transaction fees will be charged to the Target Fund’s shareholders in connection with the Reorganization.
The Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes. In general, the Target Fund will not recognize any gain or loss as a result of the transfer of all of its assets and its liabilities in exchange for shares of the Acquiring Fund or as a result of its liquidation and termination, and shareholders of the Target Fund will not recognize any gain or loss upon receipt of shares of the Acquiring Fund in connection with the Reorganization. TFS and TPM will receive an opinion from tax counsel to TFS confirming such tax treatment, which receipt is a non-waivable condition of the Reorganization.
EFFECT OF THE REORGANIZATION
The primary purpose of the Reorganization is to move the investment portfolio and shareholders presently associated with the Target Fund to the Acquiring Fund.
Certain basic information about the Target Fund and Acquiring Fund is provided in the table below. The Target Fund and Acquiring Fund are sometimes referred to together as the “Funds.”
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	Target Fund	Acquiring Fund
Identity of Fund	Marketfield Fund, a series of Trust for Professional Managers (an open-end management investment company registered with the SEC)	Cromwell Marketfield L/S Fund, a series of Total Fund Solution (an open-end management investment company registered with the SEC)
Ticker Symbol	(MFADX) (MFCDX) (MFLDX)	Same following the Reorganization
Fiscal Year-End	December 31	Same
Form of Organization	Series of a Delaware statutory trust	Same
Diversification Status	Diversified	Same
The Reorganization will shift management responsibility for the Target Fund from Marketfield to Cromwell Investment, Advisors, LLC (“Cromwell”), as investment adviser of the Acquiring Fund. Marketfield will serve as the sub-adviser to the Acquiring Fund. Neither TPM nor Marketfield is affiliated with TFS or Cromwell. The investment objective of the Acquiring Fund will be identical to that of the Target Fund, and the investment strategies of the Acquiring Fund will be substantially similar to those of the Target Fund. The Acquiring Fund and the Target Fund are each diversified for purposes of the 1940 Act.
The Reorganization will not result in a change in the management fee currently paid by the Target Fund. The Target Fund pays Marketfield a management fee on a monthly basis at the annual rate of 1.40% of the Target Fund’s average daily net assets. The Acquiring Fund will pay Cromwell a management fee on a monthly basis at the annual rate of 1.40% of the Acquiring Fund’s average daily net assets.
Cromwell may be deemed to have an interest in the Reorganization because it will receive advisory fees from the Acquiring Fund. Marketfield may be deemed to have an interest in the Reorganization because it will become the sub-adviser to the Acquiring Fund and will receive fees from Cromwell for its services as sub-adviser to the Acquiring Fund.

The Target Fund and the Acquiring Fund have each adopted a Distribution and Shareholder Servicing (12b-1) Plan under which the applicable Fund may bear a Rule 12b-1 fee not to exceed 0.25% per annum of the Fund’s average daily net assets for the Class A shares of the Target Fund and Investor Class shares of the Acquiring Fund and 1.00% per annum of each Fund’s average daily net assets for the Class C shares. Class I shares of the Target Fund and Institutional Class shares of the Acquiring Fund do not have a Distribution and Shareholder Servicing (12b-1) Plan.

The total annual fund operating expenses (after fee waivers and expense reimbursement) for the Target Fund’s Class A, Class C and Class I shares are 2.63%, 3.36% and 2.36% per annum, respectively, of the Target Fund’s average daily net assets. The estimated total annual fund operating expenses (after fee waivers and expense reimbursement) for the Acquiring Fund’s Investor Class, Class C and Institutional Class shares are expected to be 2.38%, 3.13% and 2.13% per annum, respectively, of the Acquiring Fund’s average daily net assets.

Shareholders will continue to be able to make additional purchases or sales of the Target Fund shares directly or through their financial intermediary up to and including the day of the Reorganization. If the Reorganization is approved, Target Fund shares will automatically be converted to Acquiring Fund shares.
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SUMMARY COMPARISON OF THE FUNDS
Overview of How the Funds’ Investment Objectives, Principal Investment Strategies and Risks Compare
The Target Fund and the Acquiring Fund have identical investment objectives and substantially similar investment strategies and risks, which are presented below.
Fees and Expenses
The table below describes the fees and expenses that you pay if you buy, hold, and sell shares of the Target Fund and the pro forma fees and expenses that you may pay if you buy, hold, and sell shares of the Acquiring Fund after giving effect to the Reorganization. This table and the Example below do not include the brokerage commissions and other fees to financial intermediaries that investors may pay on their purchases and sales of Fund shares. Expenses for the Target Fund are based on operating expenses of the Target Fund for the fiscal year ended December 31, 2020. Expenses for the Acquiring Fund are pro forma fees that are based on the Target Fund’s expenses for the prior period after giving effect to the Reorganization and includes restatements to reflect current fees.

	Target Fund			Acquiring Fund (Pro Forma)
Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Investor Class	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 12 months of purchase)	None(1)	1.00%	None	None(1)	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.40%	1.40%	1.40%	1.40%	1.40%	1.40%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.25%	1.00%	None
Other Expenses
Shareholder Servicing Plan Fees	None	None	None	None	None	None
Short Sale Expenses	0.67%	0.63%	0.64%	0.56%(3)	0.56%(3)	0.56%(3)
Remainder of Other Expenses	0.43%	0.43%	0.43%	0.38%(2)	0.38%(2)	0.38%(2)
Acquired Fund Fees and Expenses	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%
Total Annual Fund Operating Expenses(4)	2.91%	3.62%	2.63%	2.75%	3.50%	2.50%
Less: Fee Waiver and/or Expense Reimbursement	-0.28%	-0.26%	-0.27%	-0.23%	-0.23%	-0.23%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.63%(5)	3.36%(5)	2.36%(5)	2.52%(6)	3.27%(6)	2.27%(6)
(1)A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.
(2)Other Expenses are restated from the Target Fund’s expenses based on contractual arrangements with the Acquiring Fund’s anticipated service providers.
(3)Short Sale Expenses are based on current estimates of dividends and interest expenses.
(4)Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus, because Acquired Fund Fees and Expenses are not included in the ratio.
(5)Pursuant to an operating expense limitation agreement between Marketfield, the Target Fund’s investment adviser, and TPM, on behalf of the Target Fund, Marketfield has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of front-end or contingent deferred loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation (“Excluded Expenses”)) do not exceed 1.80%, 2.57% and 1.56% of the Fund’s average daily net assets for Class A, Class C and Class I shares, respectively, through at least April 30, 2022. The operating expense limitation agreement can be terminated only by, or with the consent of, the TPM Board. Marketfield may request recoupment of previously waived fees and paid expenses from the Target Fund for up to three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Target Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the
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expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.
(6)Pursuant to an operating expense limitation agreement, Cromwell, the Acquiring Fund’s investment adviser, has agreed to waive its management fees and/or reimburse Acquiring Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.80%, 2.55% and 1.55% of the Acquiring Fund’s average daily net assets for Investor Class shares, Class C shares and Institutional Class shares, respectively, through at least February 14, 2024. The operating expense limitation agreement can be terminated only by, or with the consent of, the TFS Board. Cromwell may request recoupment of previously waived fees and paid expenses from the Acquiring Fund for up to 36 months from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Acquiring Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment. Notwithstanding the foregoing, to the extent Marketfield previously waived fees or paid expenses for the Target Fund, the TFS Board has determined it appropriate and pursuant to the Agreement and Plan of Reorganization, Marketfield may recoup any such fees and expenses for up to 36 months from the date such fees and expenses were waived or paid on behalf of the Target Fund prior to the Reorganization.

Example
The Example below is intended to help you compare the cost of investing in shares of the Target Fund with the cost of investing in shares of the Acquiring Fund after giving effect to the Reorganization. The expenses used in the Example for the Target Fund are based on operating expenses of the Target Fund for the fiscal year ended December 31, 2020. The expenses used in the Example for the Acquiring Fund are pro forma operating expenses of the Acquiring Fund for the fiscal year ended December 31, 2020, assuming the Reorganization had occurred prior to the start of the year. The Example assumes that you invest $10,000 in the Fund and then hold or redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return and that operating expenses remain the same, reflecting the expense limitation agreement that applies to each Fund as described above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target Fund
Class A	$801	$1,376	$1,975	$3,586
Class C	$439	$1,085	$1,852	$3,863
Class I	$239	$792	$1,371	$2,944
If you did not redeem your Class C shares, you would pay the following expenses:
Class C	$339	$1,085	$1,852	$3,863

Acquiring Fund (Pro Forma)
Investor Class	$255	$809	$1,413	$3,406
Class C	$430	$1030	$1,777	$3,743
Institutional Class	$230	$734	$1,288	$2,800
If you did not redeem your Class C shares, you would pay the following expenses:
Class C	$330	$1030	$1,777	$3,743

Fund Performance
The following performance information indicates some of the risks of investing in the Funds. The Acquiring Fund will not commence operations until after the closing of the Reorganization. At that time, the Acquiring Fund will adopt the performance history of the Target Fund.
The bar chart shows the Target Fund’s performance for the calendar years ended December 31. The table illustrates how the Target Fund’s average annual returns for the 1-year, 5-year, 10-year and since inception periods compared with a broad measure of market performance. The Target Fund’s past performance, before and after taxes, does not necessarily indicate how it or the Acquiring Fund will perform in the future. The Acquiring Fund has no performance history, since it will commence operations after the
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Reorganization is consummated. The Acquiring Fund will adopt the financial statements and the performance history of the Target Fund. Updated performance information is also available on the Target Fund’s website at www.marketfieldfund.com or by calling toll-free 1-800-311-MKTD (6583). The Target Fund’s past performance (before and after taxes) is not necessarily an indication of how the Acquiring Fund will perform in the future.

Calendar Year Total Return for Class I Shares as of December 31
During the period of time shown in the bar chart, the Fund’s highest quarterly return for Class I shares was 20.21% for the quarter ended June 30, 2020, and the lowest quarterly return for Class I shares was -16.77% for the quarter ended March 31, 2020.

Average Annual Total Returns (for the Periods Ended December 31, 2020)
				Since Inception
	1 Year	5 Year	10 Years	(7/31/07)
Class I Shares
Return Before Taxes	20.20%	6.49%	4.24%	5.51%
Return After Taxes on Distributions	20.20%	6.47%	4.22%	5.49%
Return After Taxes on Distributions and Sale of Fund Shares	11.96%	5.08%	3.37%	4.49%
Class A Shares
Return Before Taxes	13.28%	5.04%	3.41%	4.82%
Class C Shares
Return Before Taxes	17.94%	5.41%	3.21%	4.46%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	13.88%	9.61%
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to shareholders who hold their shares through tax-deferred or other tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for the Class I shares only and after-tax returns for the other classes will vary. Class I shares will become Institutional Class shares after the Reorganization and Class A shares will become Investor Class shares after the Reorganization. Class C shares will remain Class C shares after the Reorganization.
Comparison of Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a
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taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect a Fund’s performance. Because the Acquiring Fund is newly-organized, no portfolio turnover data is available. For the fiscal year ended December 31, 2020, the Target Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Comparison of Principal Investment Objectives, Strategies, and Policies
The Target Fund and the Acquiring Fund have identical investment objectives and substantially similar investment strategies, which are presented below.
The Acquiring Fund has been created as a new series of TFS solely for the purpose of acquiring the Target Fund’s assets and continuing its business and will not conduct any investment operations until after the closing of the Reorganization. The Target Fund and the Acquiring Fund have identical investment objectives and substantially similar investment strategies. If the Reorganization is approved, all of the Target Fund’s assets will be transferred to and held by the Acquiring Fund. In the chart below, “Adviser” in the Target Fund column refers to Marketfield, and “Adviser” and “Sub-Adviser” in the Acquiring Fund column refer to Cromwell and Marketfield, respectively.

Target Fund	Acquiring Fund

Investment Objective
The investment objective of the Fund is capital appreciation.	Identical

The Fund’s investment objective may be changed without the approval of the Fund’s shareholders upon 60 days’ written notice to shareholders.	Identical

Principal Investment Strategies
The Fund seeks long-term growth of capital above that of the broad equity market over a full market cycle, with volatility that is generally lower than that of the broad equity market. Correlation between the Fund and the broad equity market may vary considerably over the course of an investment cycle.
The Fund seeks capital appreciation while trying to achieve volatility generally lower than that of the broad equity market. Correlation between the Fund and the broad equity market may vary considerably over the course of time.

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Target Fund	Acquiring Fund
To achieve the Fund’s investment objective, the Adviser allocates the Fund’s assets among investments in equity securities, fixed-income securities and other investment companies, including exchange-traded funds (“ETFs”), in proportions consistent with the Adviser’s evaluation of their expected risks and returns.	To achieve the Fund’s investment objective, Marketfield Asset Management, LLC the investment sub-adviser (the “Sub-Adviser”) employs a long/short strategy and allocates the Fund’s assets by primarily investing in equity securities and exchange-traded funds (ETFs), while also investing in fixed-income securities and other investment companies in proportions consistent with the Sub-Adviser’s evaluation of their expected risks and returns. The Fund intends to maintain a net long exposure (the market value of long positions minus the market value of short positions) of approximately 25% to 80% of its net assets. Under normal market conditions, the Fund’s long positions may range from approximately 60% to 95% of its net assets and its short positions may range from approximately 10% to 50% of its net assets.

The Sub-Adviser notes that fixed income securities could potentially provide a source of positive returns during an equity market correction. Additionally, they may provide a specific opportunity during periods that the market’s perception is changing rapidly, and provide superior risk adjusted return opportunities to equity exposure (e.g., the aftermath of the Financial Crisis in 2009 and the Euro crisis in 2012). During times of rapidly rising interest rates or widening credit spreads the implementation of short positions in fixed income may also generate positive returns. It should be noted that due to the lower historic volatility of fixed income compared to equities, the Adviser would typically take a larger position to generate a similar portfolio response.

The Sub-Adviser utilizes its own macro-economic and technical market research to construct the Fund’s portfolio. Generally, long positions are increased during periods in which the Sub-Adviser’s research shows a likelihood of future growth in selected securities, and reduced when the opposite is true. Short positions are utilized both as hedges and to capture specific risks either in the broad equity market or specific portions of the market. The Sub-Adviser generally uses a combination of common stocks and ETFs to generate exposure, with the latter being used to efficiently capture broader exposure either at the sector or geographic (country) level. The Sub-Adviser analyzes the market to determine when allocations to fixed-income securities are appropriate.

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Target Fund	Acquiring Fund
The Fund’s equity securities investments may include common and preferred stocks of United States companies of any size. The Fund may take long and short positions in equity securities of foreign companies of any size, including securities issued by corporations or governments located in developing or emerging markets. The amount of Fund assets invested in foreign securities may vary based on market conditions. However, under normal market conditions, the Adviser expects the Fund may invest up to 50% of the Fund’s net assets in foreign securities, including securities of issuers located in emerging markets. The Adviser has discretion to determine the countries considered to be emerging market countries, taking into consideration factors such as the development of a country’s financial and capital markets, inclusion of a country in an index representative of emerging markets, and country classifications used by the World Bank, International Monetary Fund or United Nations. The Fund’s investments in foreign securities may include, but are not limited to, American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). The Fund’s investments in other investment companies, including ETFs, and derivative type transactions will be considered “foreign” if the underlying assets represented by the investment are determined to have exposure to foreign securities, including emerging market securities. Also, under normal market conditions, the Fund may engage in short sales of securities or other derivative type transactions (specifically options, forward contracts, forward foreign currency contracts entered into for other than bona fide hedging purposes, futures contracts and swap agreements), representing up to 50% of the Fund’s net assets, to profit from an anticipated decline in the price of the securities sold short.	The Fund’s equity securities investments may include common and preferred stocks of United States companies of any size. The Fund may take long and short positions in equity securities of foreign companies of any size, including securities issued by corporations located in developing or emerging markets. The amount of Fund assets invested in foreign securities may vary based on market conditions. However, under normal market conditions, the Sub-Adviser expects the Fund may invest up to 50% of the Fund’s net assets in foreign securities, including securities of issuers located in emerging markets. The Sub-Adviser determines the countries considered to be emerging market countries by taking into consideration factors such as the development of a country’s financial and capital markets, inclusion of a country in an index representative of emerging markets, and country classifications used by the World Bank, International Monetary Fund or United Nations. The Fund’s investments in foreign securities may include, but are not limited to, American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). The Fund’s investments in other investment companies, including ETFs, and derivative type transactions will be considered “foreign” if the underlying assets represented by the investment are determined to have exposure to foreign securities, including emerging market securities.

The Fund will engage in short sales of securities or other derivative type transactions for hedging purposes to profit from an anticipated decline in the price of the securities sold short. For speculation purposes, the Fund may also enter into options, forward contracts, forward foreign currency contracts in positions that it expects to appreciate or decline without regard to other positions in the portfolio.

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Target Fund	Acquiring Fund
Under normal market conditions, the Fund’s investments in fixed-income securities consist of investment grade corporate bonds and debentures, mortgage-backed and asset-backed securities, United States Treasury obligations, municipal securities, obligations issued by the U.S. Government and its agencies or instrumentalities and convertible securities. The Fund may also invest in fixed income securities of foreign issuers (including issuers in emerging markets). The Fund may invest up to 30% of its net assets in fixed-income securities that are below investment grade. Below investment grade securities are generally securities that receive low ratings from independent rating agencies, such as securities rated lower than BBB- by Standard & Poor’s Ratings Services (“S&P”) and Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or if unrated, are determined to be of equivalent quality by the Adviser. If independent rating agencies assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality. Securities that are rated below investment grade by an independent rating agency are commonly referred to as “high yield debt” or “junk bonds.”	Under normal market conditions, the Fund’s investments in fixed-income securities which may be of any maturation or duration, consist of investment grade corporate bonds and debentures, mortgage-backed and asset-backed securities, United States Treasury obligations, municipal securities, obligations issued by the U.S. Government and its agencies or instrumentalities and convertible securities. The Fund may also invest in fixed income securities of foreign issuers and governments (including issuers in emerging markets). The Fund may invest up to 30% of its net assets in fixed-income securities that are below investment grade. Below investment grade securities are generally securities that receive low ratings from independent rating agencies, such as securities rated lower than BBB- by Standard & Poor’s Ratings Services (“S&P”) and Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or if unrated, are determined to be of equivalent quality by the Sub-Adviser. If independent rating agencies assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality. These investments may include securities of varying maturities, durations and ratings, including securities that have been rated below investment grade by an independent rating agency, commonly referred to as “junk bonds” or “high yield bonds.” Securities that are rated below investment grade by an independent rating agency are commonly referred to as “high yield debt” or “junk bonds.”

In addition, the Fund may invest up to 50% of its net assets in equity or fixed-income options, futures contracts and convertible securities and may invest up to 30% of its net assets in interest rate, credit default, index, equity (including total return), and currency exchange rate swap agreements. The Adviser shall manage the Fund so that the Fund will not be deemed to be a “commodity pool” under the Commodity Exchange Act.	In addition, the Fund may invest up to 50% of its net assets in equity or fixed-income options, futures contracts and convertible securities and may invest up to 30% of its net assets in interest rate, credit default, index, equity (including total return), and currency exchange rate swap agreements. The Fund may use derivatives either when they offer more attractive risk/rewards than an outright “long” or “short” position. This typically is the case with single name equity securities, ETFs or index options. The Fund may also use derivatives if the instrument is generally only traded in a derivative format, such as certificates of deposit or foreign exchanges. The Sub-Adviser shall manage the Fund so that the Fund will not be deemed to be a “commodity pool” under the Commodity Exchange Act.

When reviewing investment opportunities for the Fund, the Adviser considers various factors, including macroeconomic conditions, corporate earnings at a macroeconomic level, anticipated inflation and interest rates, consumer risk and its perception of the outlook of the capital markets as a whole. A macroeconomic strategy focuses on broad trends and is generally distinguished from a strategy that focuses on the prospects of particular companies or issuers. The Adviser may allocate the Fund’s investments between equity and fixed-income securities at its discretion, without limitation. The Adviser may engage in active trading with high portfolio turnover of the Fund’s portfolio investments to achieve the Fund’s investment objective.
When reviewing investment opportunities for the Fund, the Sub-Adviser considers various factors, including macroeconomic conditions, corporate earnings at a macroeconomic level, anticipated inflation and interest rates, consumer risk and its perception of the outlook of the capital markets as a whole. A macroeconomic strategy focuses on broad trends and is generally distinguished from a strategy that focuses on the prospects of particular companies or issuers. The Sub-Adviser may allocate the Fund’s investments between equity and fixed-income securities at its discretion, without limitation.

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Target Fund	Acquiring Fund
Security selection for the Fund is driven by the Adviser’s top-down analysis of economic issues, the Adviser’s perception of investor sentiment and investment flows. Once the Adviser has identified a theme that is expected to either benefit or disadvantage a specific sector or country, it seeks to implement an investment strategy that is appropriate for the Fund. In some cases, the Adviser may utilize a sector- or country-specific ETF that offers exposure to a broad range of securities. In other situations, the Adviser may select a single issue that is perceived by the Adviser to be particularly germane to a specific concern or a small group of issues with characteristics that match the goal of creating portfolio exposure to a macroeconomic theme.	Security selection for the Fund is driven by the Sub-Adviser’s top-down analysis of economic issues, the Sub-Adviser’s perception of investor sentiment and investment flows. Once the Sub-Adviser has identified a theme that is expected to either benefit or disadvantage a specific sector or country, it seeks to implement an investment strategy that is appropriate for the Fund. In some cases, the Sub-Adviser may utilize a sector- or country-specific ETF that offers exposure to a broad range of securities. In other situations, the Sub-Adviser may select a single issue that is perceived by the Sub-Adviser to be particularly germane to a specific concern or a small group of issues with characteristics that match the goal of creating portfolio exposure to a macroeconomic theme. The Sub-Adviser may select growth stocks or value stocks and may choose to invest in real estate investment trusts (REITs) as it deems appropriate.

The Adviser may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund or when the security is deemed less attractive relative to another security on a return/risk basis. The Adviser may also sell or reduce a position in a security if it sees the investment theme failing to materialize.	The Sub-Adviser may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund or when the security is deemed less attractive relative to another security on a return/risk basis. The Sub-Adviser may also sell or reduce a position in a security if it sees the investment theme failing to materialize.

Comparison of Principal Risks
The principal risks of investing in the Acquiring Fund are discussed below. With limited exceptions, the principal risks of the Acquiring Fund and the Target Fund are the same because the principal investment strategies of the Funds are substantially similar, although the disclosure of those risks may vary between the Funds.

The value of your investment in the Acquiring Fund will fluctuate, which means you could lose money.

The following risks apply to both the Target Fund and the Acquiring Fund.
Market Changes Risk. The value of the Fund’s investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility and increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value (“NAV”) of the Fund’s shares.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent months and years due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) global pandemic which has resulted in public health issues, business interruptions, growth concerns in the U.S. and overseas, layoffs, rising unemployment claims, changed travel and social behaviors, and reduced consumer spending. The effects of COVID-19 may lead to a substantial economic downturn or recession in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time.

Management Risk. The investment strategies, practices and risk analysis used by the Sub-Adviser may not produce the desired results.

Macroeconomic Strategy Risk. The investment strategies of the Fund rely on, among other things, the Sub-Adviser’s assessment of macroeconomic conditions and trends across multiple geographies and asset classes. As such, the success of the investment strategies of the Fund depends, in part, on the accuracy of the Adviser’s assessment of macroeconomic conditions and trends. Macroeconomic conditions may include, among others, unanticipated changes in economic and political conditions, corporate profits and other business related indicators, inflation and interest rate levels and performance of broad markets across asset classes.
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Equity Securities Risk. Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in a portfolio manager’s ability to anticipate such changes that can adversely affect the value of the Fund’s holdings.

Convertible Securities Risk. Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Foreign Securities Risk. Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund’s investments in foreign securities. Foreign securities may also subject the Fund’s investments to changes in currency rates.

Emerging Markets Risk. The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets. Emerging markets have differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards which could impede the Adviser’s ability to evaluate local companies, or impact the Fund’s performance. Within Emerging Markets, rights and remedies available to the Fund, individually or in combination with other shareholders against portfolio companies could be limited severely.

Mid-Cap Stock Risk. Stocks of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.

Large-Cap Stock Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Short Selling Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. The Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns.

Depositary Receipts Risk. Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Debt or Fixed-Income Securities Risk. The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, i.e., the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e., low demand for debt securities may negatively impact their price; (iv) interest rate risk, i.e., when interest rates go up, the value of a debt security goes
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down, and when interest rates go down, the value of a debt security goes up (long-term debt securities will normally have more price volatility than short-term debt securities because long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) selection risk, i.e., the securities selected by the Sub-Adviser may underperform the market or other securities selected by other funds; and (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond markets, making it more difficult for the Fund to sell its holdings at a time when the Sub-Adviser might wish to sell. Decreased liquidity in the markets also may make it more difficult to value some or all of the Fund’s holdings.

Additional risks associated with an investment in the Fund include the following: (i) not all U.S. government securities are insured or guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt; and (ii) the Fund’s yield will fluctuate with changes in short-term interest rates.

High-Yield Securities Risk. Investments in high-yield securities or non-investment grade securities (commonly referred to as “junk bonds”) are sometimes considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Other Investment Companies Risk. The risks of owning another investment company are generally similar to the risks of investment directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance. The Fund will pay a proportional share of the fees and expenses of the underlying funds in which it invests, which are in addition to the direct expenses of the Fund’s own operations, and as a result, shareholders will be subject to two layers of fees with respect to investments in the Fund. The Fund will pay a proportional share of the fees and expenses of the underlying funds in which it invests, which are in addition to the direct expenses of the Fund’s own operations, and as a result, shareholders will be subject to two layers of fees with respect to investments in the Fund.

Exchange-Traded Fund Risk. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund’s investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly. The Fund may purchase shares of ETFs at prices that exceed the net asset value of their underlying investments (i.e., premium) and may sell shares of ETFs at prices below such net asset value (i.e., discount), and the Fund will likely incur brokerage costs when it purchases and sells ETFs. Additionally, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF’s investments, which may be exacerbated in less liquid markets.

Mortgage-Backed/Asset-Backed Securities Risk. Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Derivatives Risk. Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies often involve leverage, which may exacerbate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the
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Fund. Swap transactions tend to shift the Fund’s investment exposure from one type of investment to another, and therefore entail the risk that a party will default on its payment obligations to the Fund.

Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate perfectly to the underlying instrument. Futures also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying security, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Fund.

Sovereign Debt Obligations Risk. Investments in debt obligations of sovereign governments may lose value due to the government entity’s unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt or otherwise in a timely manner. Sovereign governments may default on their debt obligations for a number of reasons, including social, political, economic and diplomatic changes in countries issuing sovereign debt. The Fund may have limited (or no) recourse in the event of a default because bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to private issuers, and any recourse may be subject to the political climate in the relevant country. In addition, foreign governmental entities may enjoy various levels of sovereign immunity, and it may be difficult or impossible to bring a legal action against a foreign governmental entity or to enforce a judgment against such an entity. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund’s holdings.

Tax Risk. The Fund’s investments and investment strategies, including transactions in options and futures contracts, may be subject to special and complex federal income tax provisions, the effect of which may be, among other things: (i) to disallow, suspend, defer or otherwise limit the allowance of certain losses or deductions; (ii) to accelerate income to the Fund; (iii) to convert long-term capital gain, which is currently subject to lower tax rates, into short-term capital gain or ordinary income, which are currently subject to higher tax rates; (iv) to convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (v) to treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income; and (vi) to produce income that will not qualify as good income under the gross income requirements that must be met for the Fund to qualify as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Furthermore, to the extent that any futures contract or option on a futures contract held by the Fund is a “Section 1256 contract” under Section 1256 of the Code, the contract will be marked to market annually, and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract. Section 1256 contracts may include Fund transactions involving call options on a broad-based securities index, certain futures contracts and other financial contracts.

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
New Adviser Risk. The Acquiring Fund’s adviser is a newly organized investment adviser and has no operating history or performance track record.

Comparison of Temporary Strategies
The Target Fund and the Acquiring Fund have identical disclosure with regard to temporary defensive positions, included below.

For temporary defensive purposes, in response to adverse market, economic, political, or other conditions, up to 100% of the Fund’s total assets may be invested in high-quality, short-term debt securities and money market instruments. For longer periods of time, the Fund may hold a substantial cash position. These short-term debt securities and money market instruments include shares of corporate and government money market mutual funds and U.S. Government securities. Taking a temporary defensive position in cash
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or holding a large cash position for an extended period of time may result in the Fund not achieving its investment objective. Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ management fees and operational expenses.

Comparison of Portfolio Holdings Information
Information about the Target Fund’s portfolio holdings is available at www.marketfieldfund.com. A complete description of the Target Fund’s policies and procedures with respect to the disclosure of the Target Fund’s portfolio holdings is available in the Target Fund’s SAI, which is incorporated by reference into this Proxy Statement. Information about the Acquiring Fund’s portfolio holdings will be available at www.thecromwellfunds.com.

In addition, each Fund discloses its complete portfolio holdings as of the end of its fiscal year and its second fiscal quarter in its reports to shareholders. No later than 60 days after the end of each fiscal quarter, each Fund files with the SEC on Form N-PORT a complete list of its portfolio holdings as of each month-end during the relevant quarter. You can find the SEC filings on the SEC’s website, www.sec.gov. A summarized description of the Acquiring Fund’s policies and procedures with respect to the disclosure of the Acquiring Fund’s portfolio holdings is included in the Proxy Statement SAI.
Comparison of the Funds’ Investment Restrictions
The investment restrictions adopted by the Target Fund and the Acquiring Fund as fundamental investment restrictions (i.e., cannot be changed by either Fund’s Board of Trustees without affirmative shareholder approval) are materially identical. The Target Fund’s fundamental investment restrictions, as well as the Target Fund’s interpretations of those restrictions, are summarized under the section entitled “Investment Restrictions” in the Target Fund SAI, which is incorporated by reference into this Proxy Statement. The Acquiring Fund’s fundamental investment restrictions, as well as the Acquiring Fund’s interpretations of those restrictions, are described in the Proxy Statement SAI.
The Target Fund’s fundamental investment limitation regarding concentration differs from the Acquiring Fund’s fundamental investment limitation regarding concentration in that the Acquiring Fund will consider investments in other investment companies for purposes of determining compliance with its concentration policy and may not concentrate its investments in a group of industries.
A fundamental restriction cannot be changed without the affirmative vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund. A non-fundamental limitation may be changed by a Fund’s Board of Trustees without shareholder approval.
Management Comparisons
Boards of Trustees
Overall responsibility for oversight of TPM rests with the TPM Board. The TPM Board is responsible for overseeing Marketfield and other service providers in the operations of TPM in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and TPM’s governing documents. TPM currently has three Trustees, one of whom is an “interested person,” as that term is defined under the 1940 Act, of the Trust. A list of the Trustees and officers of TPM, and their present positions and principal occupations, is provided under “Management of the Trust” in the Target Fund SAI, which is incorporated by reference into this Proxy Statement.
Overall responsibility for oversight of TFS rests with the TFS Board. The TFS Board is responsible for overseeing Cromwell, Marketfield and other service providers in the operations of TFS in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and TFS’s governing documents. TFS currently has four Trustees, one of whom is an “interested person,” as that term is defined under the 1940 Act, of the Trust. A list of the Trustees and officers of TFS, and their present positions and principal occupations, is provided under the section entitled “Management of the Trust” in the Proxy Statement SAI.
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Investment Advisers
Marketfield Asset Management LLC, located at 369 Lexington Avenue, 3rd Floor, New York, New York 10017, is an investment adviser registered with the SEC and serves as the investment adviser to the Target Fund. Marketfield also arranges for transfer agency, custody, fund administration, and all other related services necessary for the Target Fund to operate, subject to the oversight of the TPM Board. Marketfield will serve as the sub-adviser to the Acquiring Fund.
Cromwell Investments, LLC, located at 810 Gleneagles Court, Suite 106, Baltimore, Maryland 21286, is an investment adviser registered with the SEC and will serve as the investment adviser to the Acquiring Fund. Cromwell also arranges for sub-advisory, transfer agency, custody, fund administration, and all other related services necessary for the Fund to operate, subject to the oversight of the TFS Board.
Section 15(f) of the 1940 Act
Section 15(f) of the 1940 Act provides a non-exclusive “safe harbor” under which an investment adviser to a registered investment company or an affiliated person of such an investment adviser may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such adviser which results in an assignment of an investment advisory contract with such company if (i) for a period of three years following such assignment, at least seventy-five percent (75%) of the board of directors of such company are not interested persons of the investment adviser of such company or the predecessor adviser of such company and (ii) no “unfair burden” is imposed on such company as a result of such assignment or any express or implied terms, conditions or understandings applicable thereto. The Board of Trustees of the Acquiring Fund will satisfy the first condition at the time of the Reorganization. Cromwell has agreed not to take any action that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) of the 1940 Act not to be met in connection with the Reorganization.

Portfolio Managers
The following portfolio managers are jointly and/or primarily responsible for the day-to-day management of the Funds:

Target Fund	Acquiring Fund
Michael C. Aronstein, President, Chief Investment Officer and a co-founder of Marketfield	Michael C. Aronstein, President, Chief Investment Officer and a co-founder of Marketfield
Michael Shaoul, Chairman, Chief Executive Officer and a co-founding partner of Marketfield	Michael Shaoul, Chairman, Chief Executive Officer and a co-founding partner of Marketfield

Michael C. Aronstein is President, Chief Investment Officer and a co-founding partner of Marketfield (and its predecessor firm, which was created in 2007). Mr. Aronstein began his investment career in 1979 at Merrill Lynch, eventually becoming Manager of Global Investment Strategy before departing in 1987 to join Comstock Partners. Mr. Aronstein was the President of Comstock Partners for six years. In 1993, Mr. Aronstein founded West Course Capital, a discretionary commodity management firm. From 2001 to 2004, Mr. Aronstein was Chief Investment Strategist for Preservation Group, a provider of independent macroeconomic and strategic research to professional investors. In 2004, he joined Oscar Gruss & Son Incorporated and served as Chief Investment Strategist until 2012. Mr. Aronstein graduated from Yale College with a Bachelor of Arts in 1974.

Michael Shaoul, Ph.D. is Chairman, Chief Executive Officer and a co-founding partner of Marketfield (and its predecessor firm, which was created in 2007). In 1996, Mr. Shaoul joined Oscar Gruss & Son Incorporated. He became its Chief Executive Officer in 2001 and held this position until 2014. He is Treasurer of American Friends of Tel Aviv University and a member of the Board of North American Friends of Manchester University. He was awarded a Ph.D. in Accounting and Finance from the University of Manchester (UK) in 1992.

The Target Fund SAI, which is incorporated by reference into this Proxy Statement, and the Proxy Statement SAI provide additional information about the Fund’s portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities of the Fund.

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TFS Manager-of-Managers Arrangement
TFS and Cromwell will apply for exemptive relief from the SEC (the “Order”), which if granted will permit Cromwell, on behalf of the Acquiring Fund and subject to the approval of the TFS Board and certain conditions, to hire, terminate and replace sub-advisers with the approval of the Board only and without shareholder approval. If the Order is granted, the Acquiring Fund will notify shareholders and provide them with certain information required by the exemptive order within 90 days of hiring a new sub-adviser or the implementation of any proposed material change in a sub-advisory agreement with an existing manager, shareholders will be furnished information about the new sub-adviser or sub-advisory agreement that would be included in a proxy statement. If the Order is granted, neither Cromwell nor the TFS Board have any current intention of replacing or terminating Marketfield as sub-adviser to the Acquiring Fund in reliance on the exemptive order, but may recommend such action in the future consistent with its obligations to evaluate and monitor Marketfield.
Comparison of Investment Advisory Fees
Pursuant to an advisory agreement between TPM, on behalf of the Target Fund, and Marketfield (the “Marketfield Advisory Agreement”), the Target Fund pays Marketfield a management fee for the services and facilities it provides payable on a monthly basis at an annual rate of 1.40% of the Target Fund’s average daily net assets.
Pursuant to an investment advisory agreement between TFS, on behalf of the Acquiring Fund, and Cromwell (the “Cromwell Advisory Agreement”), the Acquiring Fund will pay Cromwell an annual advisory fee based on its average daily net assets for the services and facilities it provides payable at the annual rate of 1.40% of the Acquiring Fund’s average daily net assets.
A discussion regarding the basis for the TPM Board’s approval of the Marketfield Advisory Agreement with respect to the Target Fund is available in the Target Fund’s Annual Report dated December 31, 2020. A discussion regarding the basis for the TFS Board’s approval of the Cromwell Advisory Agreement with respect to the Acquiring Fund will be available in the Acquiring Fund’s first semi-annual or annual report to shareholders following the Reorganization.
Comparison of Operating Expense Limitation Agreements

Pursuant to an operating expense limitation agreement between Marketfield and TPM, on behalf of the Target Fund, Marketfield has agreed to waive its fees and/or reimburse expenses to ensure that Total Annual Fund Operating Expenses (excluding Excluded Expenses) do not exceed an annual rate of 1.80%, 2.57% and 1.56% of the Target Fund’s average daily net assets for Class A shares, Class C shares and Class I shares, respectively. The Target Fund considers any amounts eligible to be recouped by Marketfield under the operating expense limitation agreement to be a liability of the Target Fund. Accordingly, under the Agreement and Plan of Reorganization where all liabilities of the Target Fund are being assumed by the Acquiring Fund, such liability will still be eligible for recoupment by Marketfield, for the appropriate rolling three-year period (i.e., does not commence a new three-year recoupment period.)

Cromwell will execute a contractual agreement with TFS, on behalf of the Acquiring Fund, to waive its management fees and, if necessary, reimburse the Acquiring Fund through at least February 14, 2024, to ensure that Total Annual Fund Operating Expenses (exclusive of contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.80%, 2.55% and 1.55% of the Fund’s average daily net assets for Investor Class shares, Class C shares and Institutional Class shares, respectively. Cromwell may request recoupment of previously waived fees and paid expenses from the Acquiring Fund for up to three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursements will not cause the Acquiring Fund’s Total Annual Fund Operating Expenses, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense reimbursement; or (2) the expense limitation in place at the time of the recoupment.

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Comparison Other Service Providers
The following table identifies the principal service providers that service the Target Fund and that are expected to service the Acquiring Fund:

	Target Fund	Acquiring Fund
Administrator	U.S. Bancorp Fund Services, LLC	U.S. Bancorp Fund Services, LLC
Fund Accounting	U.S. Bancorp Fund Services, LLC	U.S. Bancorp Fund Services, LLC
Transfer Agent	U.S. Bancorp Fund Services, LLC	U.S. Bancorp Fund Services, LLC
Custodian	U.S. Bank National Association	U.S. Bank National Association
Distributor and Principal Underwriter	Quasar Distributors, LLC	Foreside Fund Services, LLC
Auditor	Deloitte & Touche LLP	BBD, LLP
Legal Counsel	Godfrey & Kahn, S.C.	Stradley, Ronon, Stevens & Young LLP

Comparison of Shares Class and Distribution Arrangements

Each share class of the Target Fund will be reorganized into a specific share class of the corresponding Acquiring Fund as described below. The following section describes the different distribution arrangements and eligibility requirements among the various share classes of the Target Fund and the Acquiring Fund.

Target Fund		Acquiring Fund
Class A	à	Investor Class
Class C	à	Class C
Class I	à	Institutional Class

The different classes of each Fund represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below. Each class of shares has different expenses and distribution arrangements to provide for different investment needs. You should always discuss the suitability of your investment with your broker-dealer or financial adviser.

	Target Fund Class A	Acquiring Fund Investor Class	Target Fund Class C	Acquiring Fund Class C	Target Fund Class I	Acquiring Fund Institutional Class
Initial sales charge	Yes	None	None	None	None	None
Contingent deferred sales charge (“CDSC”)(1)	None	None	1.00% on sale of shares held for one year or less	1.00% on sale of shares held for one year or less	None	None
Ongoing distribution and/or shareholder service (Rule 12b-1) fees	0.25%	0.25%	0.75% distribution fee and 0.25% shareholder servicing fee (1.00% total)	0.75% distribution fee and 0.25% shareholder servicing fee (1.00% total)	None	None
Conversion feature	Yes	Yes	Yes	Yes	Yes	Yes
Purchase maximum	None	None	$1,000,000	$1,000,000	None	None
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(1) A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.

Target Fund Class A Shares. Class A shares of the Target Fund are retail shares that require that you pay a sales charge when you invest in the Fund unless you qualify for a reduction or waiver of the sales charge. There are several ways to reduce this charge. You do not pay a sales charge on purchases of Class A shares in amounts of $1 million or more. Class A shares of the Fund are subject to a Rule 12b‑1 distribution fee of 0.25% of the average daily net assets of the Fund attributable to Class A shares, computed on an annual basis.

Acquiring Fund Investor Class Shares. Investor Class shares of the Acquiring Fund are retail shares that are subject to a Rule 12b‑1 distribution fee of 0.25% on an annual basis.

Target Fund and Acquiring Fund Class C Shares. Class C shares of the Target Fund and the Acquiring Fund are offered for sale at NAV, without the imposition of a sales charge. Class C shares are subject to a 0.75% Rule 12b-1 distribution fee and a 0.25% shareholder servicing fee on an annual basis. As a result, Class C shareholders pay higher annual expenses than the Fund’s other share classes. You do not pay a sales charge on purchases of Class C shares; however, you may be subject to a CDSC of 1.00% if you redeem these shares within 12 months of purchase. The CDSC will be calculated based on the lower of original cost or current market value of the shares being sold. In the case of a partial redemption, the first shares redeemed are any shares acquired through reinvested dividends and capital gain distributions. After that, shares are redeemed on a “first in first out” basis.

Class C CDSC
Months since purchase	CDSC on Shares Being Sold
12	1.00%
Thereafter	0.00%

Investors are not permitted to purchase $1,000,000 or more of Class C shares as a single investment per account. There may be certain exceptions to this restriction for omnibus and other nominee accounts. In these instances, investors may want to consider the lower operating expense of Class A shares of the Target Fund or Investor Class shares of the Acquiring Fund.

Target Fund Class I Shares. Class I shares of the Target Fund are offered for sale at NAV without the imposition of a sales charge or Rule 12b-1 distribution and shareholder servicing fees. Class I shares also pay lower annual expenses than the Fund’s Class A and Class C shares. Class I shares are offered only to certain institutional investors or through certain financial intermediary accounts or retirement plans, subject to the applicable investment minimums. Class I shares are available to the following:

•institutional investors
•certain IRAs if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund;
•certain financial institutions, endowments, foundations, government entities or corporations investing on their own behalf;
•existing Class I shareholders;
•Trustees of the Trust, former Fund trustees, employees of affiliates of the Fund and the Adviser and other individuals who are affiliated with the Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Adviser affiliate employee benefit plans; and
•wrap fee programs of certain broker-dealers. Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.

Acquiring Fund Institutional Class Shares. Institutional Class shares of the Acquiring Fund are offered for sale at NAV, without the imposition of a sales charge. Institutional Class shares also pay lower annual expenses than the Fund’s Investor Class and Class C shares. Investment minimums may be waived for wrap fee programs. Institutional Class shares are available to the following:

•certain IRAs if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund;
•certain financial institutions, endowments, foundations, government entities or corporations investing on their own behalf;
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•existing Institutional Class shareholders;
•Trustees of the Trust, former Fund trustees, employees of affiliates of the Fund and the Adviser and other individuals who are affiliated with the Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Adviser affiliate employee benefit plans; and
•wrap fee programs of certain broker-dealers. Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.

Target Fund and Acquiring Fund - Contingent Deferred Sales Charge Waivers. For Class C shares, a CDSC is imposed if you redeem your shares within 12 months of purchase. In the case of a partial redemption, the first shares redeemed are any reinvested shares. After that, shares are always redeemed on a “first in first out” basis. If the first shares redeemed have been held for longer than 12 months from the date of purchase, then no sales charge is imposed on the redemption. The sales charge is imposed on a lot by lot basis on the market value or initial purchase price, whichever is lower. This deferred sales charge may be waived under the following circumstances:

•death of the shareholder;
•divorce, where there exists a court decree that requires redemption of the shares;
•return of IRA excess contributions;
•shares redeemed by the Fund due to low balance or other reasons; and
•required minimum distributions (“RMD”) at age 72 (waivers apply only to amounts necessary to meet the required minimum amount based on assets held within the Fund).

Comparison of Processes to Purchase and Redeem Shares
How to Purchase Shares – Applicable to the Target Fund and the Acquiring Fund

All purchase requests received in good order by U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), or by an Authorized Intermediary before the close of the NYSE (generally 4:00 p.m., Eastern time) will be processed at that day’s NAV per share, plus any applicable sales charges. Purchase requests received by the Transfer Agent or an Authorized Intermediary after the close of the NYSE (generally 4:00 p.m., Eastern time) will receive the next business day’s NAV per share, plus any applicable sales charges. An “Authorized Intermediary” is a financial intermediary that has made arrangements with a Fund to receive purchase and redemption orders on its behalf.

Each account application (an “Account Application”) to purchase Fund shares is subject to acceptance by a Fund and is not binding until so accepted. A Fund reserves the right to reject any purchase order if, in its discretion, it is in the Fund’s best interest to do so. For example, a purchase order may be refused if it appears to be so large that it would disrupt the management of a Fund. Purchases may also be rejected from persons believed to be “market timers.” A service fee, currently $25, as well as any loss sustained by a Fund, will be deducted from a shareholder’s account for any payment that is returned to the Transfer Agent unpaid. Written notice of a rejected purchase order will be provided to the investor within one or two business days under normal circumstances. A Fund and the Transfer Agent are not responsible for any losses, liability, cost or expense resulting from rejecting any purchase order. Your order will not be accepted until a completed Account Application is received by a Fund or the Transfer Agent.

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Minimum Investment Amounts
Target Fund			Acquiring Fund
	Initial Investment	Subsequent Investments		Initial Investment	Subsequent Investments
Class A Shares	$2,500	$0	Investor Class - Regular Accounts	$2,000	$100
			Investor Class - Individual Retirement Accounts	$1,000	$100
Class C Shares	$2,500	$50	Class C - Regular Accounts	$2,000	$100
			Class C - Individual Retirement Accounts	$1,000	$100
Class I Shares – individual investors	$25,000	$0	Institutional Class - Regular Accounts	$100,000	$100
Class I Shares – institutional investors	$0	$0	Institutional Class - Individual Retirement Accounts	$25,000	$100
How to Redeem Shares – Applicable to the Target Fund and the Acquiring Fund

In general, orders to sell or “redeem” shares may be placed either directly with the Fund or through an Authorized Intermediary. The Target Fund requires that if you originally purchased your shares through an Authorized Intermediary, your redemption order must be placed with the same Authorized Intermediary that placed the original purchase order in accordance with the procedures established by that Authorized Intermediary. The Acquiring Fund requires that if you originally purchased your shares through an Authorized Intermediary, your redemption order must be placed with an Authorized Intermediary. Your Authorized Intermediary is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds. You may redeem all or part of your Fund shares on any business day that the Fund calculates its NAV. To redeem shares directly through the Fund, you must contact the Fund either by mail or by telephone to place a redemption request. Shares of the Fund are redeemed at the next calculated NAV after the Fund has received your redemption request in good order. Your redemption request must be received in good order prior to the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) by the Transfer Agent or your Authorized Intermediary. Redemption requests received by the Transfer Agent or an Authorized Intermediary after the close of regular trading on the NYSE will be treated as though received on the next business day.

Shareholders who hold their shares in an IRA or other tax-advantaged account must indicate on their written redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. Shares held in IRA or other retirement plan accounts may be redeemed by telephone. Investors will be asked whether or not to withhold taxes from any distribution.

For a more detailed discussion of how the Target Fund’s shares may be purchased and redeemed, as applicable, see “How to Purchase Shares” and “How to Redeem Shares” in the Target Fund Prospectus incorporated by reference herein. For a more detailed discussion of how the Acquiring Fund’s shares may be purchased and redeemed, as applicable, see “How to Purchase and Redeem Shares” in Appendix D attached to this Proxy Statement.

Comparison of Exchange Privileges
Neither the Target Fund nor the Acquiring Fund have exchange privileges as they are both single funds and are not part of a fund complex.

Comparison of Conversion Features
Both the Target Fund and the Acquiring Fund allow for share class conversions. For both Funds, share class conversions are based on the relevant NAVs of the applicable share classes at the time of the conversion and no sales load or other charge is imposed. The Funds expect all share class conversions to be made on a tax-free basis. The Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

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The Target Fund allows for voluntary conversions of Class A or Class C shares that are longer subject to a CDSC into Class A or Class I shares of the Fund, subject to satisfying the eligibility requirements of Class A or Class I shares. The Acquiring Fund allows for voluntary conversions of Class C shares that are no longer subject to a CDSC into Investor Class shares of the Fund, subject to satisfying the eligibility requirements of Investor Class shares.

The Target Fund has an automatic conversion feature wherein Class C shares of the Fund automatically convert to Class A shares after 10 years, thus reducing future annual expenses. The Acquiring Fund has an automatic conversion feature wherein Class C shares of the Fund automatically convert to Investor Class shares after 8 years, thus reducing future annual expenses. Target Fund Class I shareholders and Acquiring Fund Institutional Class shareholders who become ineligible to hold Class I or Institutional Class shares may be subject to conversion.

Distribution Arrangements

TPM has entered into a Distribution Agreement with Quasar Distributors, LLC (“Quasar”), located at 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202. TFS has entered into a Distribution Agreement with Foreside Fund Services, LLC (“Foreside”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101. Quasar and Foreside are together the referred to as “the Distributor.” Pursuant to the Distribution Agreement, the Distributor acts as the Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of the Fund’s shares. The offering of the Fund’s shares is continuous, and the Distributor distributes the Fund’s shares on a best efforts basis. The Distributor is not obligated to sell any certain number of shares of the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.

Distribution and Shareholder Servicing (Rule 12b-1) Plan

The Target Fund and the Acquiring Fund have both adopted a Distribution and Shareholder Service Plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act. Under the Plan, a Fund is authorized to pay the Distributor, or other such entities as approved by TPM or TFS, Rule 12b-1 distribution fees for the sale and distribution of its shares and services provided to shareholders.

For the Target Fund, the maximum amount of the Rule 12b-1 fee authorized is 0.25% of the Target Fund’s average daily net assets attributable to Class A shares, annually, and 1.00% of the Fund’s average daily net assets attributable to Class C shares, annually. For the Acquiring Fund, the maximum amount of the Rule 12b-1 and shareholder servicing fee authorized is 0.25% of the Acquiring Fund’s average daily net assets attributable to Investor Class shares, annually, and 1.00% of the Acquiring Fund’s average daily net assets attributable to Class C shares, annually. For both Funds, the fee for Class C shares represents a 0.75% Rule 12b-1 distribution fee and a 0.25% shareholder servicing fee.

The Distributor may pay any or all amounts received under the Plan to other persons, including Marketfield or Cromwell, for any distribution or service activity. Because these fees are paid out of the Target Fund’s assets attributable to Class A and Class C shares and the Acquiring Fund’s assets attributable to Investor Class and Class C shares, on an on-going basis, over time these fees will increase the cost of your investment in Fund shares and may cost you more than paying other types of sales charges.

Distributions and Taxes — Applicable to the Target Fund and the Acquiring Fund

Distributions

A Fund will make distributions of net investment income and net capital gain, if any, at least annually, typically during the month of December. A Fund may make additional distributions if it deems a distribution to be desirable at other times during the year.

All distributions will be reinvested in additional Fund shares unless you choose one of the following options: (1) to receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) to receive all distributions in cash; or (3) to reinvest net capital gain distributions in additional Fund shares while receiving distributions of net investment income in cash.

If you wish to change your distribution option, write to or call the Transfer Agent in advance of the payment date of the distribution. However, any such change will be effective only as to distributions for which the record date is five or more calendar days after the Transfer Agent receives the request.
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If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if the check remains uncashed for six months, a Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV per share and to reinvest all subsequent distributions.

Fiscal Year

The Acquiring Fund has the same fiscal year as the Target Fund. As a result, the Acquiring Fund will deliver updated prospectuses and make available annual and semi-annual shareholder reports about the same time of year as the Target Fund delivered this information. Fiscal year ends may change after closing in compliance with applicable laws.

Federal Income Tax Consequences

Changes in income tax laws, potentially with retroactive effect, could impact a Fund’s investments or the tax consequences to you of investing in the Fund. Some of the changes could affect the timing, amount and tax treatment of a Fund’s distributions made to shareholders. Please consult your tax advisor before investing.

A Fund intends to qualify and elect to be treated as a RIC under Subchapter M of the Code, provided that it complies with all applicable requirements regarding the source of its income, diversification of its assets and the timing and amount of its distributions. However, there can be no assurance that a Fund will satisfy all requirements to be taxed as a RIC.

Distributions of a Fund’s investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gain and net gain from foreign currency transactions), if any, are generally taxable to the Fund’s shareholders as ordinary income. For a non-corporate shareholder, to the extent that a Fund’s distributions of investment company taxable income are attributable to and reported as “qualified dividend” income, such income may be subject to tax at the reduced federal income tax rates applicable to long-term capital gain, if certain holding period requirements have been satisfied by the shareholder. For a corporate shareholder, a portion of a Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for the deduction and the corporate shareholder meets certain holding period requirements with respect to its shares. To the extent that a Fund’s distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and generally cannot be offset by a shareholder’s capital losses from other investments.

Distributions of a Fund’s net capital gain (net long-term capital gain less net short-term capital loss) are generally taxable as long-term capital gain regardless of the length of time that a shareholder has owned Fund shares. Distributions of net capital gain are not eligible for qualified dividend income treatment or the dividends-received deduction referred to in the previous paragraph.

You will be taxed in the same manner whether you receive your distributions (of investment company taxable income or net capital gain) in cash or reinvest them in additional Fund shares. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a net investment income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately). A Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

Shareholders who sell or redeem shares generally will have a capital gain or loss from the sale or redemption. The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount received from the sale or redemption (including in-kind redemptions) and how long the shares were held by a shareholder. Gain or loss realized upon a sale or redemption of Fund shares will generally be treated as a long-term capital gain or loss if the shares have
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been held for more than one year and, if held for one year or less, as a short-term capital gain or loss. Any loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. If you purchase Fund shares (through reinvestment of distributions or otherwise) within 30 days before or after selling or redeeming other Fund shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the new shares.

A Fund may elect to pass through to you your pro rata share of foreign income taxes paid by the Fund if more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of foreign stocks and securities. A Fund will notify you if it is eligible to and makes such an election.

A Fund is required to report to certain shareholders and the IRS the cost basis of Fund shares acquired on or after January 1, 2012, when those shareholders subsequently sell or redeem those shares. A Fund will determine cost basis using the average cost method unless you elect in writing any alternate IRS-approved cost basis method. Please see the SAI for more information regarding cost basis reporting.

The federal income tax status of all distributions made by a Fund for the preceding year will be annually reported to shareholders. Distributions made by a Fund may also be subject to state and local taxes. Additional tax information may be found in the SAI.

Payments to Broker-Dealers and Other Financial Intermediaries - Applicable to the Target Fund and the Acquiring Fund

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), a Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

BOARD CONSIDERATIONS
The TPM Board considered the Reorganization at a meeting held on September 22, 2021. At the meeting, the TPM Board reviewed and considered various information provided by Cromwell relating to the Reorganization, and considered, among other things, the factors discussed below, in light of their fiduciary duties under federal and state law. After careful consideration, the TPM Board, including all trustees who are not “interested persons” under the 1940 Act of TPM, Cromwell, Marketfield or their affiliates, with the advice and assistance of counsel, determined that the Plan would be in the best interests of the Target Fund and its shareholders, and that such shareholders’ interests would not be diluted as a result of the Reorganization. The TPM Board approved the Plan relating to the Reorganization and recommends that the shareholders of the Target Fund vote in favor of the Plan relating to the Reorganization of the Target Fund.

1.the terms and conditions of the Reorganization;

2.the compatibility of the investment objectives, strategies and restrictions of the Target Fund and the Acquiring Fund, including that the Acquiring Fund will have the same investment objective, substantially similar investment restrictions and substantially similar investment strategies as the Target Fund;

3.the continuity of the same portfolio management team as a result of the Reorganization;

4.the relative size of the Target Fund and the Acquiring Fund, including that the Acquiring Fund is a newly-created, shell series that would assume all of the assets and liabilities of the Target Fund upon Reorganization;

5.possible benefits to the shareholders of the Target Fund, including potential cost savings and increased marketing and distribution efforts;

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6.how the Acquired Fund’s share classes will be mapped to classes of the Target Fund and the impact of the Reorganization on the rights and privileges of the shareholders of each class of the Target Fund as compared to those they will be subject to as shareholders of the corresponding class of the Acquiring Fund;

7.the expense ratios and information regarding the fees and expenses of the Target Fund and the Acquiring Fund and Cromwell’s commitment to keep the current expense limitations that are currently in place for the Target Fund in place for the Acquiring Fund for at least two years as of the closing of the Reorganization;

8.the expected federal tax consequences of the Reorganization, including the anticipated tax-free nature of the Reorganization for the Target Fund and its shareholders;

9.the costs to be incurred in connection with the Reorganization and the fact that the Target Fund and Acquiring Fund will not bear them;

10.the interests of the shareholders of the Target Fund will not be diluted as a result of the Reorganization; and

11.the possible alternatives to the Reorganization, including liquidation of the Target Fund.

Based on the foregoing, the TPM Board approved the Plan relating to the Reorganization and recommends that the shareholders of the Target Fund vote “FOR” the approval of the Plan relating to the Reorganization of the Target Fund.

KEY INFORMATION ABOUT THE PROPOSED REORGANIZATION
The primary purpose of the Reorganization is to move the investment portfolio and shareholders presently associated with the Target Fund to the Acquiring Fund. Marketfield, the investment adviser to the Target Fund, recommends that the Target Fund be reorganized with and into the Acquiring Fund. If the Reorganization is approved by Target Fund shareholders, the Acquiring Fund will be managed by Cromwell and Marketfield will serve as the investment sub-adviser to the Acquiring Fund and will continue to be responsible for day-to-day management of the Acquiring Fund’s portfolio. Marketfield’s recommendation was made to enable the Target Fund to benefit from the personnel, experience and resources of Cromwell. Marketfield believes that the Reorganization has the potential to benefit shareholders by (i) providing the Acquiring Fund with the opportunity to realize operational and administrative efficiencies that may result from being managed on the same platform as other mutual funds that will be advised by Cromwell; and (ii) creating economies of scale by leveraging a unified distribution approach with other mutual funds that will be advised by Cromwell. After careful consideration, upon the recommendation of Marketfield, the TPM Board approved the Plan providing for the reorganization of the Target Fund into the Acquiring Fund as a new series of TFS.
Shareholders of the Target Fund are being asked to approve the Plan, which sets forth the terms and conditions under which the Reorganization will be implemented. Material provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a form of which is attached to this Proxy Statement as Appendix A.
The Plan
The Plan provides for the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange solely for shares of the corresponding class of the Acquiring Fund of equal value to the aggregate net assets of the Target Fund being acquired, and the Acquiring Fund’s assumption of the Target Fund’s liabilities as of the Closing Date (as defined in the Plan) of the Reorganization. The NAV of the Acquiring Fund shares issued in the exchange will equal the NAV of the Target Fund at the Closing (as defined in the Plan). Immediately after the transfer of the Target Fund’s assets as provided for in the Plan, the Target Fund will distribute the Acquiring Fund shares pro rata of the corresponding class of the Acquiring Fund to the Target Fund’s shareholders of record by TFS’s transfer agent establishing accounts on the Acquiring Fund’s share records in the names of those shareholders and transferring those shares of the Acquiring Fund to those accounts in redemption of the Target Fund shares and in complete liquidation of the Target Fund. The outstanding shares of the Target Fund held by the shareholders will then be canceled. As a result of the Reorganization, each shareholder of the Target Fund will receive the number of shares of the Acquiring Fund equal in value to such shareholder’s holdings in the Target Fund immediately before the Reorganization. Shares will be held in book entry form only.
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The value of the Target Fund’s assets to be acquired and the liabilities to be assumed by the Acquiring Fund and the NAV per share of the Target Fund will be determined as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date of the Reorganization. The NAV per share amount will be determined in accordance with the valuation methodologies established by the TPM Board and described in the Target Fund’s Prospectus and SAI, as may be amended and supplemented. Marketfield and Cromwell will bear all expenses relating to the Reorganization, including expenses related to the preparation, printing, and mailing of one or more prospectus/proxy statements and any other proxy or solicitation materials relating to the transactions contemplated by the Plan, the fees and expenses of any proxy solicitation firm, including any costs associated with obtaining beneficial ownership information, retained by Cromwell or by Marketfield at the request of Cromwell, the cost of any consents provided by the Target Fund’s independent registered public accounting firm in connection with any registration statements on Form N-14 or Form N-1A to be filed by TFS with respect to the Acquiring Fund, legal fees, accounting fees, transfer agent and custodian conversion costs, expenses of holding shareholders’ meetings and special meetings of the TPM Board, if any, other related administrative or operational costs and any fees or costs to terminate the Target Fund’s blue sky registrations.
The Reorganization is subject to a number of conditions, including the approval of the Plan by the shareholders of the Target Fund and the receipt of a legal opinion from Stradley, Ronon, Stevens & Young LLP, counsel to TFS, with respect to certain tax matters (see “Federal Income Tax Consequences of the Reorganization,” below). Assuming satisfaction of the conditions in the Plan, the Closing Date of the Reorganization is expected to be on or about February 14, 2022, or another date agreed to by TPM and TFS. The Plan may be amended or terminated and the Reorganization abandoned at any time, by mutual consent of TPM, on behalf of the Target Fund, and TFS, on behalf of the Acquiring Fund.

Federal Income Tax Consequences of the Reorganization
The following is a general summary of the material federal income tax consequences of the Reorganization and is based upon the current provisions of the U.S. Internal Revenue Code of 1986 (the “Code”), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change. This discussion is limited to U.S. persons who hold shares of beneficial interest of the Target Fund as capital assets for federal income tax purposes. Shareholders who are not U.S. persons are strongly urged to consult their own tax advisors with respect to the particular tax consequences of the Reorganization and of an investment in the shares of the Acquiring Fund. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. Because the foregoing discussion only relates to the federal income tax consequences of the proposed Reorganization, shareholders should also consult their tax advisors as to state, local and foreign tax consequences, if any, of the proposed Reorganization.
The Reorganization is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Code. As a condition to the Reorganization, the Target Fund and the Acquiring Fund have requested an opinion of Stradley, Ronon, Stevens & Young LLP substantially to the effect that with respect to the Reorganization, based on certain assumptions, facts, the terms of the Plan and representations set forth in the Plan or otherwise provided by the Target Fund and the Acquiring Fund and on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:
1.The acquisition by the Acquiring Fund of all of the Assets of the Target Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the Liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Target Fund, will qualify as a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

2.Pursuant to Sections 361(a) and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of all of its Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund.

3.Pursuant to Section 1032(a) of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the Assets of the Target Fund in exchange solely for the assumption by the Acquiring Fund of the Liabilities of the Target Fund and issuance of the Acquiring Fund Shares.

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4.Pursuant to Section 361(c)(1) of the Code, no gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in complete liquidation of the Target Fund pursuant to the Agreement.

5.Pursuant to Section 362(b) of the Code, the tax basis of the Assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such Assets in the hands of the Target Fund immediately prior to the Reorganization.

6.Pursuant to Section 1223(2) of the Code, the holding period of each Asset of the Target Fund in the hands of the Acquiring Fund will include the period during which such Asset was held by the Target Fund.

7.Pursuant to Section 354(a) of the Code, no gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund Shares solely for the Acquiring Fund Shares (including fractional shares to which they may be entitled).

8.Pursuant to Section 358(a)(1) of the Code, the aggregate tax basis of the Acquiring Fund Shares received by a shareholder of the Target Fund (including fractional shares to which the shareholder may be entitled) will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor.

9.Pursuant to Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each shareholder of the Target Fund (including fractional shares to which the shareholder may be entitled) will include such shareholder’s holding period of the Target Fund Shares exchanged therefor, provided that the shareholder held such Target Fund Shares as a capital asset on the date of the exchange.

10.For purposes of Section 381 of the Code, the Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the income tax regulations issued by the United States Department of the Treasury (the “Treasury Regulations”), the items of the Target Fund, if any, described in Section 381(c) of the Code as if there had been no Reorganization, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code, if applicable, and the Income Tax Regulations promulgated thereunder.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any shareholder of the Target Fund (a) with respect to any asset as to which unrealized gain or loss is required to be recognized upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, (b) on “Section 1256 contracts” as defined in Section 1256(b) of the Code, (c) on stock in a passive foreign investment company as defined in Section 1297(a) of the Code, (d) as a result of the closing of a taxable year (or termination thereof), or (e) upon termination of a position, or (2) any other federal tax issues (except those set forth above) and all state, local, or foreign tax issues of any kind.
An opinion of counsel is not binding on the IRS or the courts and neither the Target Fund nor the Acquiring Fund has sought a ruling with respect to the tax treatment of the Reorganization. The opinion of counsel, if delivered, will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions, and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis.
The tax year of the Target Fund is expected to continue with the Acquiring Fund. If the Reorganization were to end the tax year of the Target Fund (which is not the intended or expected plan as of the date of this Proxy Statement), it would accelerate distributions to shareholders from the Target Fund for its short tax year ending on the Closing Date. Such distributions would be taxable. If determined necessary by the Funds, the Target Fund will declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization.

Assuming the Reorganization qualifies as a tax-free reorganization, as expected, the Acquiring Fund will succeed to the tax attributes of the Target Fund upon the closing, including any capital loss carryovers that could have been used by the Target Fund to offset its future realized capital gains, if any, for federal income tax purposes. The capital loss carryovers of the Target Fund will be available to offset future gains recognized by the combined Fund. If, as is anticipated, at the time of the closing of the Reorganization, the Acquiring Fund has either no assets or de minimis assets incident to its organization, there will be no change of ownership of the
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Target Fund as a result of the Reorganization, and, therefore, the Reorganization of the Target Fund into the Acquiring Fund is not expected to result in any limitation on the use by the combined fund of the Target Fund’s capital loss carryovers, if any. However, the capital losses of the Acquiring Fund, as the successor in interest to the Target Fund, may subsequently become subject to an annual limitation as a result of sales of the Acquiring Fund shares or other reorganization transactions in which the Acquiring Fund might engage post-Reorganization.

Capitalization
The capitalization of the Target Fund as of November 30, 2021 and the Acquiring Fund’s pro forma combined capitalization as of that date, after giving effect to the Reorganization, are as follows:

	(unaudited)	Target Fund Shares		(unaudited)	Acquiring Fund Shares (pro forma)
Class A Shares	Net Assets	$45,450,485	Investor Class Shares	Net Assets	$45,450,485
	Shares Outstanding	2,207,809		Shares Outstanding	2,207,809
	Net Asset Value per Share	$20.59		Net Asset Value per Share	$20.59

Class C Shares	Net Assets	$17,680,381	Class C Shares	Net Assets	$17,680,381
	Shares Outstanding	919,142		Shares Outstanding	919,142
	Net Asset Value per Share	$19.24		Net Asset Value per Share	$19.24

Class I Shares	Net Assets	$86,579,026	Institutional Class Shares	Net Assets	$86,579,026
	Shares Outstanding	4,127,532		Shares Outstanding	4,127,532
	Net Asset Value per Share	$20.98		Net Asset Value per Share	$20.98

ADDITIONAL INFORMATION ABOUT THE FUNDS
General
For a general discussion of the operation and organization of the Target Fund, see “The Trust” in the Target Fund SAI, which is incorporated by reference herein. For a general discussion of the operation and organization of the Acquiring Fund, see “General Information About The Trust” in the Proxy Statement SAI.
Comparison of the Rights of the Funds’ Shareholders
The Target Fund and the Acquiring Fund are each a series of a Delaware statutory trust. As a result, there are no material differences between the rights of shareholders under the governing state laws of the Target Fund and the Acquiring Fund except differences in rights provided for in the respective governing instruments of these entities, some of which are discussed below.

The following is a discussion of certain important provisions of the governing instruments and governing laws of the Target Fund and the Acquiring Fund, but is not a complete description thereof. Further information about TPM and TFS’s governance structure is contained in its governing instruments, which are on file with the SEC.

Shares. When issued and paid for in accordance with the prospectus, shares of both the Target Fund and the Acquiring Fund are fully paid and non-assessable, have no preemptive or subscription rights and are freely transferable. Each share of both the Target Fund and the Acquiring Fund represents an equal interest in such Portfolio. Shares of each Fund are entitled to receive their pro rata share of distributions of income and capital gains, if any, made with respect to that Fund as are declared by its Board, although such distributions may vary in amount among the classes of a Fund to reflect class-specific expenses. Such distributions may be in cash, in-kind or in additional Fund shares. In any liquidation of a Target Fund or an Acquiring Fund, each shareholder is entitled to receive his or her pro rata share of the net assets of the Portfolio, after satisfaction of all outstanding liabilities and expenses of the Fund. For both
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the Target Fund and the Acquiring Fund, each share has one vote and each fractional share to a proportionate fractional vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act

Organization and Governing Law. The Target Fund and the Acquiring Fund are both organized as a series of a Delaware statutory trust (“DST”) pursuant to the Delaware Statutory Trust Act (“DSTA”). The Target Fund and the Acquiring Fund are subject to the federal securities laws, including the 1940 Act, and the rules and regulations promulgated by the SEC thereunder.

Shareholder Meetings and Rights of Shareholders to Call a Meeting. Neither the Target Fund nor the Acquiring Fund is required to hold annual shareholders’ meetings under the DSTA or their respective Declarations or By-Laws unless required by applicable federal law. TFS’s By-Laws provide that shareholder meetings may be called for any purpose deemed necessary or desirable upon the written request of the shareholders holding at least a majority of the outstanding shares of TFS entitled to vote at such meeting, provided that: (1) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the shareholders requesting such meeting shall have paid to TFS the reasonably estimated cost of preparing and mailing the notice thereof, which the secretary shall determine and specify to such shareholders. If the TFS secretary fails for more than thirty (30) calendar days to call a special meeting, the Trustees or the shareholders requesting such a meeting may, in the name of the secretary, call the meeting by giving the required notice. TPM’s Declaration of Trust provides that special meetings may be called by shareholders holding at least 10% of the shares then outstanding if the Trustees of TPM otherwise fail to call a shareholder meeting after written application by such shareholders requesting that a meeting be called for any purpose requiring action by shareholders as provided in the governing instruments.

Submission of Shareholder Proposals and Nominations. Neither TPM nor TFS has any provisions in its governing instruments specific to the submission of shareholder proposals and nominations

Liability of Shareholders. Consistent with the DSTA, the Declarations for TPM and TFS generally provide that shareholders will not be subject to personal liability for the obligations of the Funds. There is a remote possibility, however, that, under certain circumstances, shareholders of a Delaware statutory trust may be held personally liable for that trust’s obligations to the extent that the courts of another state that does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. TFS’s Declaration additionally states that no shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, TFS or any series or class except by reason of their own acts or conduct. The Declarations for TPM and TFS also provide for indemnification out of assets belonging to a Fund (or allocable to the applicable class, as defined in the applicable Trust Agreement) for all loss and expense of any shareholder held personally liable for the obligations of a Fund or such class. Therefore, the risk of any shareholder incurring financial loss beyond their investment due to shareholder liability is limited to circumstances in which a Fund or the applicable class of the Fund is unable to meet its obligations and the express limitation of shareholder liabilities is determined by a court of competent jurisdiction not to be effective.

Liability of Trustees and Officers. Consistent with the 1940 Act, the governing instruments for both of the Funds generally provide that no Trustee or officer of a Fund shall be subject to any personal liability in connection with the assets or affairs of a Fund, except for liability arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Derivative Actions of Shareholders under TPM and TFS.
The TPM Declaration of Trust states that a shareholder may bring a derivative action on behalf of TPM only if the following conditions are met:

(a) The shareholder or shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed. A demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the transaction at issue, and a Trustee shall not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a shareholder demand by virtue of the fact that such Trustee receives remuneration for his service on the TPM Board or on the boards of one or more investment companies that are under common management with or otherwise affiliated with TPM.

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(b) Unless a demand is not required under paragraph (a) Shareholders eligible to bring such derivative action under the DSTA who hold at least 10% of the outstanding shares of TPM, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and
(c) Unless a demand is not required under paragraph (a), the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse TPM for the expense of any such advisors in the event that the Trustees determine not to bring such action.
The TPM Board may designate a committee of one Trustee to consider a shareholder demand if necessary to create a committee with a majority of Trustees who do not have a personal financial interest in the transaction at issue.
The TFS Declaration of Trust states that a shareholder may bring a derivative action if (i) the complaining shareholder was a shareholder of the TFS or the affected series or class, as applicable, at the time of the action; (ii) the shareholder was a shareholder of the TFS or the affected series or class, as applicable, as of the time the demand; (iii) prior to the commencement of such derivative action, the complaining shareholders have made a written demand to the TFS Board requesting that they cause the TFS or affected series or class, as applicable, to file the action itself. The Declaration of Trust details information, certifications, undertakings, and acknowledgments that must be included in the demand. The Declaration of Trust also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders representing no less than a majority of the then outstanding shares of the affected series or class to which such action relates if it does not relate to all series and classes. The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse TFS for the expense of any such advisors in the event that the Trustees determine not to bring such action. The provision requiring at least a majority of the outstanding voting securities of TFS, applicable series or class to join in the request to bring the derivative action and the provision requiring an undertaking by the requesting shareholders to reimburse TFS for the expense of any advisors retained by the Board in the event that the Trustees determine not to bring such action, do not apply to claims brought under federal securities laws.
If the demand for derivative action has been considered by the Trustees, and after considering the merits of the claim, the Trustees have determined that maintaining a suit would not be in the best interests of TFS or the affected series or class, as applicable, the complaining shareholders will be barred from commencing the derivative action (this provision does not apply to claims arising under the federal securities laws). TFS will inform the complaining Shareholders of any decision reached within five business days of reaching its decision.
Pricing of Fund Shares
For information on how the NAV per share of each Fund is calculated, see “Share Price” in the Target Fund Prospectus and “Determination of NAV” in Appendix D attached to this Proxy Statement.
Distributions and Taxes
The Target Fund and the Acquiring Fund each intend to pay out dividends and interest income at least annually, if any, and distribute any net realized capital gains to their applicable shareholders at least annually. A portion of the distributions made by a Fund may be treated as return of capital for federal income tax purposes. One or more additional distributions may be made generally in December or after the Fund’s fiscal year-end to comply with applicable law. All distributions will be reinvested in additional Fund shares unless you choose one of the following options: (1) to receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) to receive all distributions in cash; or (3) to reinvest net capital gain distributions in additional Fund shares while receiving distributions of net investment income in cash.
For a discussion of the Target Fund’s policies with respect to dividends and distributions, and federal income tax considerations, see “Distributions and Taxes” in the Target Fund Prospectus, which is incorporated by reference herein. For a discussion of the Acquiring Fund’s policies with respect to dividends and distributions, and federal income tax considerations, see “Dividends Distributions, and Taxes” in Appendix D attached to this Proxy Statement.
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Disclosure of Portfolio Holdings
For a description of the Target Fund’s policies and procedures with respect to the disclosure of its portfolio holdings, see “Portfolio Holdings Information” in the Target Fund Prospectus and “Portfolio Holdings Information” in the Target Fund SAI, which are incorporated by reference herein. For a description of the Acquiring Fund’s policies and procedures with respect to the disclosure of its portfolio holdings, see “Portfolio Holdings Disclosure Policies and Procedures ” in the Proxy Statement SAI.
Frequent Purchases and Redemptions
For a discussion of the Target Fund’s policies with respect to frequent purchases and redemptions, see “Tools to Combat Frequent Transactions” in the Target Fund Prospectus, which is incorporated by reference herein. For a discussion of the Acquiring Fund’s policies with respect to frequent purchases and redemptions, see “Frequent Purchases and Redemptions of Shares” in Appendix D attached to this Proxy Statement.
Financial Information
For certain financial information about the Target Fund, see “Financial Highlights” which is appended to this Proxy Statement as Appendix B.
VOTING INFORMATION
RECORD DATE, VOTING RIGHTS, AND VOTES REQUIRED
Proxies are being solicited from the shareholders of the Target Fund by the TPM Board for the Special Meeting to be held on January 28, 2022, at 2:00 p.m. Central Time at the principal executive offices of TPM located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, or at such later time made necessary by adjournment. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, “FOR” approval of the Plan.
The Board has fixed the close of business on December 10, 2021 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof. Shareholders of record as of the Record Date will be entitled to one vote for each share held and to a proportionate fractional vote for each fractional share held. As of the Record Date, the total number of issued and outstanding shares of the Target Fund was 2,221,738 for Class A shares, 876,278 for Class C shares and 4,126,257 for Class I shares. Shareholders of record who owned five percent or more of a class of shares of the Target Fund as of the Record Date are set forth on Appendix C to this Proxy Statement. Approval of the Plan will require the affirmative vote of the lesser of: (a) 67% of the Target Fund’s shares present at the Meeting, if the holders of more than 50% of the Target Fund’s outstanding shares are present in person or represented by proxy; or (b) more than 50% of the Target Fund’s outstanding shares.
HOW TO VOTE
You can vote your shares in person at the Special Meeting or by mail, by the internet, and by automated touch tone as set forth below:
•Mail: To vote your proxy by mail, check the appropriate voting box on your proxy card, sign and date the card and return it in the enclosed postage-prepaid envelope. If you sign, date, and return the proxy card but give no voting instructions, the proxies will vote FOR the Proposals.
The options below are available 24 hours a day / 7 days a week.
•Internet: The web address and instructions for voting online can be found on the enclosed proxy card. You will be required to provide your control number found on your proxy card.
•Automated Touchtone: The toll-free number for automated touchtone telephone voting can be found on the enclosed proxy card. You must have the control number found on your proxy card.
If you can attend the Special Meeting and wish to vote your shares in person at that time, you will be able to do so. If you hold your shares in “street name” through a broker, bank, or other nominee, you should contact your nominee about voting in person at the Special Meeting. We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel
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concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website https://vote.proxyonline.com/TPM/docs/specialmeeting2022.pdf, and we encourage you to check this website prior to the Special Meeting if you plan to attend.
PROXIES
All proxies solicited by the TPM Board that are properly executed and received by the Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting. A proxy with respect to shares held in the name of two or more persons is valid if executed by any one of them unless at or prior to its use the Target Fund receives written notification to the contrary from any one of such persons. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted “FOR” the matters specified on the proxy. All shares that are voted and votes to “ABSTAIN” will be counted towards establishing a quorum.
You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Target Fund. You may also give written notice of revocation in person at the Special Meeting. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.
QUORUM AND ADJOURNMENTS
One-third of the outstanding shares of the Target Fund will be considered a quorum for the transaction of business. If a quorum of shareholders of the Target Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the Reorganization described in this Proxy Statement are not received, the chairman of the Special Meeting may adjourn the Special Meeting of the Target Fund one or more times to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Target Fund may be transacted at any such adjourned session(s) at which a quorum is present. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Target Fund on any other proposals raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.
EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”
All proxies voted, including abstentions, will be counted toward establishing a quorum. Because the Proposals are expected to “affect substantially” a shareholder’s rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the Proposals are non-discretionary). Because the Proposals are non-discretionary, TPM does not expect to receive broker non-votes. Abstentions will have the same effect as votes against the Proposals.
SOLICITATION OF PROXIES
The Target Fund expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation also may include facsimile, Internet, or oral communications. AST Fund Solutions has been retained to aid in the solicitation of proxies, at an anticipated cost of approximately $80,000, exclusive of printing costs. Marketfield and Cromwell will bear the expenses relating to the Reorganization, including the costs of retaining AST Fund Solutions. The expenses relating to the Reorganization are estimated to be approximately $125,000.
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OTHER INFORMATION
OTHER BUSINESS
The TPM Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the TPM Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.
APPRAISAL RIGHTS
Shareholders will have no appraisal rights in connection with the Reorganization.
NEXT MEETING OF SHAREHOLDERS
The Target Fund does not hold regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposals to the Secretary of TPM, 615 East Michigan Street, Milwaukee, Wisconsin 53202 within a reasonable time before the proxy materials for the next meeting are sent to shareholders. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of TPM within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that the Proposals will be included.
LEGAL MATTERS
Certain legal matters concerning the issuance of shares of the Acquiring Fund in connection with the Reorganization and the federal income tax consequences of the Reorganization will be passed upon by Stradley, Ronon, Stevens & Young LLP.
INFORMATION FILED WITH THE SEC
The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports and other information, including proxy materials, with the SEC. Reports and other information filed by TPM and TFS may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 200 Vesey Street, Suite 400, New York, NY 10281-1022; Southeast Regional Office, 801 Brickell Avenue, Suite 1950, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 1450, Chicago, Illinois 60604; Central Regional Office, 1961 Stout Street, Suite 1700, Denver, CO 80294; and Pacific Regional Office, 444 South Flower Street, Suite 900, Los Angeles, CA 90071. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.
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APPENDIX A - AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Agreement”) is made as of January 3, 2022, by and between Total Fund Solution, a Delaware statutory trust (“TFS”), on behalf of its new series, the Cromwell Marketfield L/S Fund (the “Acquiring Fund”), and Trust for Professional Managers, a Delaware statutory trust (“TPM”), on behalf of its series, the Marketfield Fund (the “Target Fund”). Other than the Acquiring Fund and the Target Fund, no other series of either TFS or TPM are subject to this Agreement. Marketfield Asset Management LLC, a Delaware limited liability company (“Marketfield”), joins this Agreement solely for purposes of paragraphs 4.4, 5.13 and 8.2. Cromwell Investment Advisors, LLC, a Maryland limited liability company (“Cromwell”), joins this Agreement solely for purposes of paragraphs 4.3, 5.13 and 8.2.

WHEREAS, the parties hereto intend for the Acquiring Fund and the Target Fund to enter into a transaction pursuant to which: (i) the Acquiring Fund will acquire all of the Assets and Liabilities (as each such term is defined in paragraph 1.2 and paragraph 1.3, respectively, of this Agreement) of the Target Fund in exchange solely for shares of the corresponding class of the Acquiring Fund (“Acquiring Fund Shares”) having an aggregate net asset value equal to the value of the Target Fund’s net assets being acquired, and (ii) the Target Fund will distribute the Acquiring Fund Shares, to shareholders of each respective share class of the Target Fund, in complete liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”);

WHEREAS, this Agreement is adopted as a “plan of reorganization” within the meaning of the U.S Treasury regulations under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), or any successor provision; and the Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a)(1) of the Code, or any successor provision;

WHEREAS, the Acquiring Fund will be a series of TFS, an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund is a series of TPM, an open-end management investment company registered pursuant to the 1940 Act;

WHEREAS, the Acquiring Fund is, and will be at the time of the Closing (as defined in paragraph 3.1), a shell series of TFS, without assets or liabilities, created solely for the purpose of acquiring all of the Assets and assuming all of the Liabilities of the Target Fund, and, prior to the Closing, will not commence operations or carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations);

WHEREAS, the Target Fund currently owns securities and other investments that are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, the Board of Trustees of TPM, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of TPM, has determined that (1) participation in the Reorganization is advisable and is in the best interests of the Target Fund, and (2) the interests of the existing shareholders of the Target Fund would not be diluted as a result of the Reorganization. The Board of Trustees of TFS, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of TFS, has determined that participation in the Reorganization is advisable and is in the best interests of the Acquiring Fund.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION AND FUND TRANSACTIONS

1.1    The Reorganization. Subject to the requisite approval of the Target Fund’s shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Closing, the Target Fund shall assign, deliver and otherwise transfer all of its Assets to the Acquiring Fund, and the Acquiring Fund shall assume all of the Liabilities of the Target Fund. In consideration of the foregoing, the Acquiring Fund shall deliver to the Target Fund, full and fractional Acquiring Fund Shares (to the third decimal place) at the Closing. The number of Acquiring Fund Shares to be delivered shall be determined as set forth in paragraph 2.3.

1.2    Assets of the Target Fund. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all rights of the Target Fund, cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Target Fund at the Effective Time, books and records, and any other property owned by the Target Fund at the Effective Time (collectively, the “Assets”).

1.3    Liabilities of the Target Fund. The Target Fund will use its best efforts to discharge all of its known liabilities and obligations prior to the Effective Time, other than liabilities and obligations necessary or appropriate for the Target Fund’s normal investment operations that were incurred in the ordinary course of business consistent with past practice. The Acquiring Fund shall assume all liabilities of the Target Fund, whether absolute, accrued, contingent or otherwise, whether or not determinable at the Closing and whether or not specifically referred to in this Agreement (collectively, the “Liabilities”). The assumption of liabilities by the Acquiring Fund shall include, but not be limited to, any accrued fee waiver or expense reimbursement amounts that the Target Fund may be or may become liable for pursuant to the Target Fund’s Operating Expense Limitation Agreement entered into by TPM, on behalf of the Target Fund, and Marketfield.

1.4    Distribution of Acquiring Fund Shares. With respect to the Reorganization, immediately after the Closing, the Target Fund will distribute the Acquiring Fund Shares of the corresponding class of the Acquiring Fund to the record holders of shares of the corresponding class of the Target Fund, in accordance with their respective interests in the Target Fund determined as of the Effective Time (the “Target Fund Shareholders”) in complete liquidation of the Target Fund, and promptly after the Closing, TPM will proceed to terminate the Target Fund in accordance with the applicable laws of the State of Delaware and TPM’s Declaration of Trust. Such distribution and liquidation will be accomplished, with respect to each class of the Target Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to each Target Fund Shareholder shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the corresponding share class of the Target Fund (the “Target Fund Shares”), as described below, owned by each such Target Fund Shareholder at the Effective Time. The corresponding share class for each class of shares is as follows: Class A Shares of the Target Fund for Investor Class Shares of the Acquiring Fund, Class C Shares of the Target Fund for Class C shares of the Acquiring Fund, and Class I Shares of the Target Fund for Institutional Class Shares of the Acquiring Fund. All issued and outstanding shares of the Target Fund will simultaneously be redeemed and canceled on the books of the Target Fund. The Acquiring Fund shall not be obligated to issue certificates representing the Acquiring Fund Shares in connection with an exchange as described herein.

1.5    Recorded Ownership of Acquiring Fund Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6    Filing Responsibilities of Target Fund. Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (“Commission”), any state securities commission, the Division of Revenue of Delaware, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund. For the avoidance of doubt, any tax returns or financial reporting filings required by law to be filed for periods ending after the Closing shall be the responsibility of the Acquiring Fund.

1.7    Termination. The Target Fund will completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with the Target Fund’s governing documents, the laws of the State of Delaware, and the federal securities laws promptly following the Closing and the distribution pursuant to paragraph 1.4.

ARTICLE II

VALUATION

2.1    Net Asset Value of the Target Fund. The net asset value per share of each class of the Target Fund Shares shall be the net asset value per share computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation policies and procedures established by the Board of Trustees of TPM; provided, however, that such computation is consistent with the valuation policies and procedures of the Acquiring Fund and in the event of any material inconsistency, the parties hereto shall confer and mutually agree on the valuation.

2.2    Net Asset Value of the Acquiring Fund. The net asset value per share of the Institutional Class Shares of the Acquiring Fund shall be the same as the net asset value per share of the Class I Shares of the Target Fund, the net asset value per share of Class C Shares of the Acquiring Fund shall be the same as the net asset value per share of the Class C shares of the Target Fund, and the net asset value per share of the Investor Class shares of the Acquiring Fund shall be the same as the net asset value per share of the Class A Shares of the Target Fund, all as computed in paragraph 2.1.

2.3    Calculation of Number of Acquiring Fund Shares. The number of Acquiring Fund Shares to be issued (including fractional shares to the third decimal place, if any) in connection with the Reorganization shall be equal to the number of full and fractional Target Fund Shares of the corresponding share class of the Target Fund owned by the Target Fund Shareholders at the Effective Time. All Acquiring Fund Shares issued and delivered to the Target Fund will be delivered at net asset value without the imposition of a commission, transaction fee or other similar fee.

2.4    Joint Direction of Calculation. All computations of value with respect to the Target Fund shall be made by U.S. Bank Global Fund Services, in its capacity as accounting agent for the Target Fund and the Acquiring Fund, using the valuation methodologies set forth in the then-current prospectus for the Target Fund and the valuation procedures established by TPM. Such computations shall be evaluated by Marketfield, in its capacity as investment adviser for the Target Fund, and Cromwell, the investment adviser to the Acquiring Fund. Such computations shall be subject to confirmation by the Target Fund’s and Acquiring Fund’s transfer agent and independent registered public accounting firm if requested by either party.

2.5    Effective Time. The Effective Time shall be the time at which the Target Fund calculates its net asset value as set forth in its prospectus (normally the close of regular trading on the New York Stock Exchange (“NYSE”)) on the Closing Date (as defined in paragraph 3.1) (the “Effective Time”).

ARTICLE III

CLOSING

3.1    Closing. The Reorganization shall close on February 14, 2022, or such other date as to which an authorized officer of each of the parties may mutually agree (the “Closing Date”). All acts taking place at the closing of the Reorganization (“Closing”) shall, subject to the satisfaction or waiver of the conditions in this Agreement, be deemed to take place simultaneously as of the Effective Time unless otherwise agreed to by the parties to the Reorganization. The Closing of the Reorganization shall be held in person, by facsimile, email or such other communication means as the parties to the Reorganization may reasonably agree.

3.2    Transfer and Delivery of Assets. TPM shall direct its custodian (the “Target Custodian”), to deliver to TFS, at the Closing, or as soon as practicable thereafter, a certificate of an authorized officer stating that (i) the Assets of the Target Fund were delivered in proper form to the Acquiring Fund at the Effective Time, and (ii) all necessary taxes in connection with the delivery of the Assets, including, but not limited to, all applicable federal and state transfer taxes, have been paid or provision for payment has been made. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Target Custodian, to those persons at the custodian for the Acquiring Fund (the “Acquiring Custodian”) who have primary responsibility for the safekeeping of the assets of the Acquiring Fund. Such presentation shall be made for examination no later than five (5) business days preceding the Effective Time, and shall be transferred and delivered by the Target Fund as of the Effective Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Target Fund shall direct the Target Custodian to transfer and deliver to the Acquiring Custodian as of the Effective Time by book entry, in accordance with the customary practices of the Target Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act), in which the Assets are deposited, the Target Fund’s portfolio securities and instruments so held. The cash to be transferred by the Target Fund shall be transferred from the Target

Custodian to the Acquiring Custodian by wire transfer of federal funds or other appropriate means as of the Effective Time. If the Target Fund is unable to make such delivery as of the Effective Time in the manner contemplated by this paragraph for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this paragraph with respect to said undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or the Acquiring Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or the Acquiring Custodian, such as brokers’ confirmation slips.

3.3    Share Records. The Target Fund shall direct its transfer agent (the “Target Transfer Agent”), to deliver to TFS at the Closing, or as soon as practicable thereafter, a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders and the number, share class and percentage ownership of outstanding Target Fund Shares owned by each such Target Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Target Fund prior to the Effective Time a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Target Fund at the Effective Time, or provide other evidence satisfactory to the Target Fund as of the Effective Time that such Acquiring Fund Shares have been credited to the Target Fund’s accounts on the books of the Acquiring Fund.

3.4    Postponement of Effective Time. In the event that at the Effective Time (a) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) is closed to trading or trading thereupon is restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the reasonable judgment of TFS or TPM, accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1    Representations and Warranties of TPM. TPM, on behalf of itself, or where applicable the Target Fund, to its knowledge, represents and warrants to TFS and the Acquiring Fund as follows:

a.The Target Fund is a duly established series of TPM, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with the power under TPM’s Declaration of Trust and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

b.TPM is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Target Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect. The Target Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

c.No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by TPM, on behalf of the Target Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws.

d.The current prospectus, statement of additional information, shareholder reports, marketing and other related materials of the Target Fund and each prospectus and statement of additional information of the Target Fund used at all times prior to the date of this Agreement conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; provided, however, that the representations and warranties of this subparagraph (d) shall not apply to statements in or omissions from the materials described in this subparagraph (d) made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

e.At the Effective Time, the Target Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.

f.TPM, on behalf of the Target Fund, is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of Delaware law or a material violation of its Declaration of Trust and By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which TPM, on behalf of the Target Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which TPM, on behalf of the Target Fund, is a party or by which it is bound.

g.All material contracts or other commitments of the Target Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and other similar instruments) will terminate without liability or obligation to the Target Fund on or prior to the Effective Time.

h.To TPM’s knowledge, except as otherwise disclosed to and accepted by TFS, on behalf of the Acquiring Fund, in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened in writing against the Target Fund or any of its properties or Assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. TPM, on behalf of the Target Fund, knows of no facts which might form the basis for the institution of such proceedings and the Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

i.The financial statements, including the notes thereto, the Financial Highlights and the Schedule of Investments, of the Target Fund for each of the Target Fund’s fiscal years since December 31, 2016 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Target Fund as of such dates, and there are no known liabilities, contingent or otherwise, of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such dates not disclosed therein.

j.Since December 31, 2020, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund in writing. For the purposes of this subparagraph (j), a decline in net asset value per share of Target Fund Shares due to declines in market values of securities held by the Target Fund, the discharge of the Target Fund’s liabilities, or the redemption of Target Fund Shares by Target Fund Shareholders shall not constitute a material adverse change.

k.At the Effective Time, all material Returns (defined below) of the Target Fund for Tax periods ending on or before the Closing Date, if any, required by law to have been filed by or provided to the applicable recipient by the Closing Date (taking into account any applicable extensions) shall have been filed or provided, and are or will be correct and complete in all material respects, and all Taxes (as defined below) of the Target Fund for Tax periods ending on or before the Closing Date, if any, shown as due on such Returns shall have been paid or provision shall have been made for the payment thereof. To the knowledge of TPM, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment, as reflected in writing, has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Target Fund or its Assets resulting from the non-payment of any Taxes (other than for Taxes not yet due and payable); no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending (in each case other than waivers as a result of extensions of time to file Returns); and adequate provision has been made in the Target Fund financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. As used in this Agreement, “Tax” or “Taxes” means any tax, or other like assessment or charge of (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto).

l.For each taxable year since the commencement of the Target Fund’s operations (in the case of the taxable year that includes the Effective Time, for that portion of such taxable year ending with the Effective Time), the Target Fund: (i) has been (and will be) a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation for federal income tax purposes pursuant to Section 851(g)(1) of the Code, (ii) has met (and will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” within the meaning of Section 851 of the Code and has elected to be treated as such, and (iii) has been (and will be) eligible to and has computed (and will compute) its federal income tax under Section 852 of the Code, and (iv) has not been (and is not expected to be), liable for any material income or excise tax under Sections 852 or 4982 of the Code for any period ended on or before the Closing Date. The Target Fund has paid or made provision for the payment of any Tax liability under Sections 852 or 4982 of the Code for any period ended on or before the Closing Date. The Target Fund has not taken any action or caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a regulated investment company. As of the time of the Closing, the Target Fund will have no current or accumulated earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to the Target Fund.

m.All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by TPM and have been offered and sold in every state and the District of Columbia in compliance with applicable registration requirements and state securities laws. All of the issued and outstanding shares of the Target Fund will, at the Effective Time, be held by the persons and in the amounts set forth in the records of the Target Transfer Agent, on behalf of the Target Fund, as provided in paragraph 3.3. The Target Fund does not have any outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Target Fund, nor is there outstanding any security convertible into any of the Target Fund’s shares, and none will be outstanding as of the Closing Date.

n.The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Board of Trustees of TPM, on behalf of the Target Fund, and this Agreement will constitute a valid and binding obligation of TPM, on behalf of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

o.The information to be furnished by the Target Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal, state, and local securities and other laws and regulations thereunder applicable thereto.

p.The Proxy Statement/Prospectus (as defined in paragraph 5.3), insofar as it relates to the Target Fund, will, from the effective date of the Proxy Statement/Prospectus through the date of the meeting of the Target Fund’s Shareholders contemplated therein and at the Effective Time, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring Fund, Cromwell or Marketfield for use therein.

q.For each year of its operation and following an initial two-year term, the Target Fund’s investment advisory agreement with Marketfield has been properly approved by the Board of Trustees of TPM pursuant to Section 15(c) of the 1940 Act.

r.All information provided or identified in writing by the Target Fund to the Acquiring Fund in response to formal due diligence requests relating to the Target Fund are true and correct in all material respects and contains no material misstatements or omissions with respect to the operation of the Target Fund as of the date hereof.

s.The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

t.The Target Fund does not have any unamortized or unpaid organizational fees or expenses.

u.The Target Fund has not changed its taxable year end within the most recent 60-month period ending on the last day of the month immediately preceding the Closing Date, and it does not intend to change its taxable year end prior to the Closing Date.

v.The Target Fund commenced operations on April 8, 2016. On that date, the MainStay Marketfield Fund, a series of MainStay Funds Trust, merged with and into the Target Fund. Therefore, the representations and warranties in this Agreement that are made by or relate to the Target Fund do not cover the period of time ending on or before April 8, 2016.

4.2    Representations and Warranties of TFS. TFS, on behalf of itself, or where applicable the Acquiring Fund, to its knowledge, represents and warrants to TPM and the Target Fund as follows:

a.The Acquiring Fund is a duly established series of TFS, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and By-Laws, to own all of its properties and assets and to carry on its business as it is presently, and as it is contemplated to be, conducted.

b.TFS will be registered with the Commission as an open-end management investment company under the 1940 Act prior to the Closing Date, and the registration of the Acquiring Fund Shares under the 1933 Act will be in full force and effect prior to the Closing Date, and no action or proceeding to revoke or suspend such registrations is pending, or to the knowledge of the Acquiring Fund, threatened. Beginning on the Closing Date, the Acquiring Fund will be in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

c.No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by TFS, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws.

d.As of the Closing Date, the prospectus, and statement of additional information, marketing or other related materials of the Acquiring Fund to be used in connection with the Reorganization and included in the Proxy Statement/Prospectus will conform at the time of their use in material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; provided, however, that the representations and warranties of this subparagraph (d) shall not apply to statements in or omissions from the materials described in this subparagraph (d) made in reliance upon and in conformity with information that was furnished by the Target Fund for use therein.

e.TFS, on behalf of the Acquiring Fund, is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of Delaware law or a material violation of its Declaration of Trust and By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which TFS, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which TFS, on behalf of the Acquiring Fund, is a party or by which it is bound.

f.Except as otherwise disclosed to and accepted by TPM, on behalf of the Target Fund, in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to TFS’s knowledge, threatened in writing that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business after the Closing Date. TFS, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s ability to consummate the transactions herein contemplated.

g.At the Effective Time, the Acquiring Fund will have no assets and no liabilities. The Acquiring Fund has not commenced operations and will not commence operations until after the Effective Time. The Reorganization will be structured as a “shell reorganization” subject to U.S. federal income tax treatment under Section 368(a)(1)(F) of the Code. The Acquiring Fund is, and will be at the time of Closing, a new series of TFS created within the last twelve (12) months, without assets or liabilities, formed for the purpose of receiving the Assets and assuming the Liabilities of the Target Fund in connection with the Reorganization and, accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements or carried on any business activities, except as necessary to facilitate the organization of the Acquiring Fund as a new series of TFS prior to its commencement of operations. As of the time immediately prior to the Closing, there will be no issued or outstanding securities issued by the Acquiring Fund, other than nominal shares issued in a private placement to Cromwell or its affiliate to secure any required initial shareholder approvals. Except with respect to the consideration received in exchange for the issuance of nominal shares to Cromwell or its affiliate, the Acquiring Fund has not owned any assets and will not own any assets prior to the Closing.

h.As of the time immediately following the Closing, the Target Fund Shareholders will own all of the outstanding Acquiring Fund Shares.

i.The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the Board of Trustees of TFS, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

j.The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund’s Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by TFS, and will have been issued in every state and the District of Columbia in compliance in all material respects with applicable registration requirements and applicable securities laws. The Acquiring Fund does not have any outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares, and none will be outstanding on the Closing Date.

k.The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal, state and local securities and other laws and regulations applicable thereto.

l.The Proxy Statement/Prospectus (as defined in paragraph 5.3), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Proxy Statement/ Prospectus through the date of the meeting of the Target Fund’s Shareholders contemplated therein and at the Effective Time (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (l) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Target Fund, Cromwell or Marketfield for use therein.

m.Prior to the Effective Time, the Acquiring Fund’s Investment Advisory Agreement with Cromwell will have been properly approved by the Board of Trustees of TFS pursuant to Section 15(c) of the 1940 Act. TFS has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act and, at the Effective Time, such policies and procedures will have been appropriately tailored to address the business of the Acquiring Fund.

n.All information provided or identified in writing by the Acquiring Fund to the Target Fund in response to formal due diligence requests relating to the Acquiring Fund are true and correct in all material respects and contains no material misstatements or omissions with respect to the Acquiring Fund and its operation.

o.The Acquiring Fund: (i) was formed for the purpose of the Reorganization, (ii) is classified as an association that is subject to Tax as a corporation for federal income tax purposes, (iii) has not filed any income tax return (iv) intends to qualify and will elect to be taxed as a regulated investment company under Subchapter M of the Code, will qualify for the tax treatment afforded regulated investment companies under the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, (v) will be eligible to compute its federal income tax under Section 852 of the Code for the taxable year that includes the Closing Date, (vi) holds and has held no property, except as provided in Section 4.2(g), and has and has had no Tax attributes, and (vii) is (or will be as of the Closing Date) a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code. The Acquiring Fund has no, and will have no, earnings or profits accumulated in any taxable year.

p.The Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

q.The Acquiring Fund was formed for the purpose of the Reorganization and, accordingly, as of the Closing Date, (i) no federal, state or other Returns of the Acquiring Fund will have been required by law to have been filed, and no Taxes will be due by the Acquiring Fund, (ii) the Acquiring Fund will not have been required to pay any assessments and the Acquiring Fund will not have any Tax liabilities, and (iii) the Acquiring Fund will not be under audit by any federal, state, local or foreign Tax authority and there will have been no Tax assessment asserted with respect to the Acquiring Fund, no levies, liens or other encumbrances on the Acquiring Fund, and no waivers of the time to assess any Taxes.

4.3    Representation and Warranty of Cromwell. Cromwell represents and warrants to TFS, on behalf of the Acquiring Fund, and to TPM, on behalf of the Target Fund, that the execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of Cromwell, and this Agreement will constitute a valid and binding obligation of Cromwell, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

4.4    Representation and Warranty of Marketfield. Marketfield represents and warrants to TFS, on behalf of the Acquiring Fund, and to TPM, on behalf of the Target Fund, as follows:

a.The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of Marketfield, and this Agreement will constitute a valid and binding obligation of Marketfield, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

b.All information provided or identified in writing by Marketfield to TFS or the Target Fund in response to formal due diligence requests relating to Marketfield or the Acquiring Fund are true and correct in all material respects and contain no material misstatements or omissions with respect to Marketfield or the operation of the Acquiring Fund as of the date hereof.

4.5    Representation and Warranty of TPM and TFS. TPM, on behalf of the Target Fund, and TFS, on behalf of the Acquiring Fund, represent and warrant that no expenses incurred by the Target Fund or on its behalf in connection with the Reorganization will be paid or assumed by the Acquiring Fund or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187 (“Reorganization Expenses”), and no cash or property other than the Acquiring Fund Shares will be transferred to the Target Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof.

ARTICLE V

COVENANTS AND AGREEMENTS

5.1    Conduct of Business. The Target Fund will operate its business in the ordinary course consistent with past practice between the date hereof and the Effective Time, it being understood that such ordinary course of business with respect to the Target Fund may include purchases and sales of portfolio securities and other instruments, sales and redemptions of the Target Fund’s shares, and the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable in anticipation of the Reorganization. Prior to the Closing, the Acquiring Fund will carry on no business activities, other than as are necessary in connection with the organization of a new series of an investment company prior to its commencement of operations.

5.2    Form N-14 Registration Statement. TFS shall file a registration statement on Form N-14 (“Registration Statement”) with the SEC and use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable.

5.3    Mailing of Proxy Statement/Prospectus. TFS shall mail to each shareholder of record of the Target Fund entitled to vote at the meeting of the Target Fund’s shareholders at which action on the Agreement is to be considered, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement/prospectus that complies in all material respects with the applicable provisions of the 1933 Act, Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations thereunder (the “Proxy Statement/Prospectus”).

5.4    Meeting of Shareholders. TPM will call a meeting of the Target Fund Shareholders to consider and vote upon the approval of the Reorganization and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.5    No Distribution of Acquiring Fund Shares. The Target Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.6    Information. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund Shares.

5.7    Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.8    Proxy Statement/Prospectus. The Target Fund will provide the Acquiring Fund with information regarding the Target Fund, and the Acquiring Fund will provide the Target Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation of the Proxy Statement/Prospectus in compliance in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, in connection with the meeting of the Target Fund Shareholders to consider and vote upon the approval of the Reorganization.

5.9    Liquidating Distribution. As soon as is reasonably practicable after the Closing, the Target Fund will make a liquidating distribution to the Target Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.10    Best Efforts. The Acquiring Fund and the Target Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article VI to effect the transactions contemplated by this Agreement as promptly as practicable.

5.11    Other Instruments. TFS, on behalf of the Acquiring Fund, and TPM, on behalf of the Target Fund, each covenants that it will, from time to time, as and when reasonably requested by the other party, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm (a) TPM’s, on behalf of the Target Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) TFS’s, on behalf of the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.12    Regulatory Approvals. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to commence its operations after the Effective Time.

5.13    Compliance with Section 15(f) of the 1940 Act. Each of TFS and Cromwell shall, from and after the Effective Time, (i) use their reasonable best efforts so that for a period of three years after the Effective Time, at least 75% of the Board of Trustees of TFS are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of Cromwell or Marketfield. In addition, each of TFS, Cromwell and Marketfield shall, from and after the Effective Time, refrain from imposing or seeking to impose for a period of two years after the Effective Time, any “unfair burden” (within the meaning of the 1940 Act) on the Acquiring Fund (or any successor), as a result of the transactions contemplated by this Agreement or any terms, conditions or understandings applicable thereto.

5.14    Qualification as a “Regulated Investment Company.” (a) The Acquiring Fund will elect to be a “regulated investment company,” for federal income tax purposes for its taxable year that includes the Effective Time; and (b) at all times prior to and subsequent to making such election, the Acquiring Fund will take all steps necessary to ensure that it qualifies for federal income tax purposes as a “regulated investment company.”

5.15    Qualification as a “Reorganization.” It is the intention of the parties that the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a)(1) of the Code, or any successor provision. None of the parties to this Agreement shall take any action or cause any action to be taken (including, without limitation, the filing of any Return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a “reorganization” within the meaning of Section 368(a)(1) of the Code. The

Acquiring Fund and the Target Fund will comply with the record keeping and information filing requirements of Treasury Regulation Section 1.368-3.

5.16    Tax Opinion. Notwithstanding anything to the contrary herein, TFS and TPM shall each take all appropriate actions necessary in order for TFS (on behalf of the Acquiring Fund) and TPM (on behalf of the Target Fund) to receive the opinion provided for in paragraph 6.3(e).

5.17    Class Specific Circumstances. The contingent deferred sales charge (“CDSC”) applicable to Class C shares of the Acquiring Fund issued in connection with the Reorganization will be calculated based on the CDSC schedule of Class C shares of the Target Fund and, for purposes of calculating the CDSC, recipients of Class C shares of the Acquiring Fund shall be deemed to have acquired such shares on the date(s) that the corresponding shares of the Target Fund were acquired by the shareholder. For purposes of calculating the automatic conversion right of holders of Class C shares of the Acquiring Fund issued in connection with the Reorganization to convert to Investor Class shares in accordance with the terms set forth in the Acquiring Fund’s prospectus and statement of additional information and Governing Documents, recipients of Class C shares of the Acquiring Fund shall be deemed to have acquired such shares on the date(s) that the corresponding shares of the Target Fund were acquired by the shareholder. For Class I shareholders of the Target Fund that will be issued Institutional Class shares of the Acquiring Fund in connection with the Reorganization, the minimum investment amount will be waived.

ARTICLE VI

CONDITIONS PRECEDENT

6.1    Conditions Precedent to Obligations of TPM. The obligations of TPM, on behalf of the
Target Fund, to consummate the transactions provided for herein shall be subject, at TPM’s election, to the following conditions:

a.All representations and warranties of TFS, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

b.TFS, on behalf of the Acquiring Fund, shall have delivered to the Target Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to TPM, and dated as of the Effective Time, to the effect that the representations and warranties of TFS, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as TPM may reasonably request.

c.TFS, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by TFS, on behalf of the Acquiring Fund, on or before the Effective Time.

d.The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each share class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

e.The Board of Trustees of TFS shall have approved this Agreement and the transactions contemplated hereby in accordance with Rule 17a-8 under the 1940 Act. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this paragraph 6.1(e).

f.TPM shall have received on the Closing Date the opinion of Stradley Ronon Stevens & Young, LLP, counsel to TFS, dated as of the Closing Date, in a form reasonable satisfactory to TPM, covering the following points:

1.TFS is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of the Acquiring Fund’s properties and assets and to carry on its business, including that of the Acquiring Fund, as a registered open-end management investment company;

2.TFS is a registered investment company classified as a management company of the open-end type with respect to each series and class of shares it offers, including those of the Acquiring Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act shall be in full force and effect prior to Closing;

3.This Agreement has been duly authorized by TFS, on behalf of the Acquiring Fund, and assuming due authorization, execution and delivery of this Agreement by TPM, is a valid and binding obligation of TFS, on behalf of the Acquiring Fund, enforceable against TFS in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

4.The Acquiring Fund Shares to be issued to the Target Fund Shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and outstanding, and will be fully paid and non-assessable by TFS and no Acquiring Fund shareholder has any preemptive rights to subscription or purchase in respect thereof;

5.The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of TFS’s Declaration of Trust or By-Laws or any provision of any agreement (known to such counsel) to which TFS is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which TFS is a party or by which it is bound;

6.To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by TFS in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; and

7.To the knowledge of such counsel, and except as otherwise disclosed to TPM pursuant to paragraph 4.2(f) of this Agreement, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened in writing as to TFS or the Acquiring Fund and neither TFS nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s ability to consummate the transactions herein contemplated.

6.2    Conditions Precedent to Obligations of TFS. The obligations of TFS, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at TFS’s election, to the following conditions:

a.All representations and warranties of TPM, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

b.TPM shall have delivered to the Acquiring Fund a statement of the Target Fund’s Assets and Liabilities, as of the Effective Time, that is prepared in accordance with GAAP and certified by the Treasurer of TPM.

c.TPM shall have delivered to the Acquiring Fund: (i) a schedule, as set forth in Schedule 6.2(c), certified by the Treasurer of TPM, stating that the various statements, books and records set forth in Schedule 6.2(c) exist and specifying the location of such statements, books and records and the means by which the Acquiring Fund can access them; and (ii) FASB ASC 740-10 (formerly FIN 48) work papers and supporting statements pertaining to the Target Fund relating to any taxable years of the Target Fund not closed by the applicable Tax statute of limitations.

d.TPM, on behalf of the Target Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Target Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Effective Time, to the effect that the representations and warranties of TPM, on behalf of itself, or where applicable, the Target Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as TFS may reasonably request.

e.TPM, on behalf of the Target Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by TPM, on behalf of the Target Fund, on or before the Effective Time.

f.The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each share class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

g.The Board of Trustees of TPM shall have approved this Agreement and the transactions contemplated hereby in accordance with Rule 17a-8 under the 1940 Act and approved the recommendation that the Target Fund Shareholders approve the Agreement. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this paragraph 6.2(g)

h.TFS shall have received on the Closing Date the opinion of Godfrey & Kahn, S.C., counsel to TPM, dated as of the Closing Date, in a form reasonably satisfactory to TFS, covering the following points:

1.TPM is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of the Target Fund’s properties and assets and to carry on its business as it is now being conducted, including that of the Target Fund, as a registered open-end management investment company;

2.TPM is a registered investment company classified as a management company of the open-end type with respect to each series and class of shares it offers, including those of the Target Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

3.This Agreement has been duly authorized by TPM, on behalf of the Target Fund, and assuming due authorization, execution and delivery of this Agreement by TFS, is a valid and binding obligation of TPM, on behalf of the Target Fund, enforceable against TPM in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

4.The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of TPM’s Declaration of Trust or By-Laws or any provision of any agreement (known to such counsel) to which TPM is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which TPM is a party or by which it is bound;

5.To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by TPM in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; and

6.To the knowledge of such counsel, and except as otherwise disclosed to TFS pursuant to paragraph 4.1(h) of this Agreement, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened in writing as to TPM or the Target Fund and neither TPM nor the Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

6.3    Other Conditions Precedent. If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, TFS, on behalf of the Acquiring Fund, or TPM, on behalf of the Target Fund, shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

a.This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of TPM’s Declaration of Trust and By-Laws, applicable Delaware law and the 1940 Act and the regulations thereunder, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, TFS and TPM, on behalf of either the Acquiring Fund or the Target Fund, respectively, may not waive the conditions set forth in this paragraph 6.3(a).

b.At the Effective Time, no action, suit or other proceeding shall be pending or, to the knowledge of TFS or TPM, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

c.All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by TFS and TPM to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions.

d.The Proxy Statement/Prospectus shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

e.TFS, on behalf of the Acquiring Fund, and TPM, on behalf of the Target Fund, shall each have received an opinion of Stradley Ronon Stevens & Young, LLP, in a form acceptable to Godfrey & Kahn, S.C., as to federal income tax matters (the “Tax Opinion”) substantially to the effect that subject to the assumptions, exceptions, limitations, and qualifications set forth therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

1.The acquisition by the Acquiring Fund of all of the Assets of the Target Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the Liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Target Fund, will qualify as a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

2.Pursuant to Sections 361(a) and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of all of its Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund.

3.Pursuant to Section 1032(a) of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the Assets of the Target Fund in exchange solely for the assumption by the Acquiring Fund of the Liabilities of the Target Fund and issuance of the Acquiring Fund Shares.

4.Pursuant to Section 361(c)(1) of the Code, no gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in complete liquidation of the Target Fund pursuant to the Agreement.

5.Pursuant to Section 362(b) of the Code, the tax basis of the Assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such Assets in the hands of the Target Fund immediately prior to the Reorganization.

6.Pursuant to Section 1223(2) of the Code, the holding period of each Asset of the Target Fund in the hands of the Acquiring Fund will include the period during which such Asset was held by the Target Fund.

7.Pursuant to Section 354(a) of the Code, no gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund Shares solely for the Acquiring Fund Shares (including fractional shares to which they may be entitled).

8.Pursuant to Section 358(a)(1) of the Code, the aggregate tax basis of the Acquiring Fund Shares received by a shareholder of the Target Fund (including fractional shares to which the shareholder may be entitled) will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor.

9.Pursuant to Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each shareholder of the Target Fund (including fractional shares to which the shareholder may be entitled) will include such shareholder’s holding period of the Target Fund Shares exchanged therefor, provided that the shareholder held such Target Fund Shares as a capital asset on the date of the exchange.

10. For purposes of Section 381 of the Code, the Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the income tax regulations issued by the United States Department of the Treasury (the “Treasury Regulations”), the items of the Target Fund, if any, described in Section 381(c) of the Code as if there had been no Reorganization, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code, if applicable, and the Income Tax Regulations promulgated thereunder.

Notwithstanding anything to the contrary herein, no opinion will be expressed as to the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholders with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in section 1297(a) of the Code or any contract described in Section 1256(b) of the Code) as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) regardless of whether such transfer would otherwise be a nontaxable transaction under the Code.

The delivery of such opinion is conditioned upon receipt by Stradley Ronon Stevens & Young, LLP of representations it shall request of TFS, on behalf of the Acquiring Fund, and of TPM, on behalf of the Target Fund. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3(e).

f.The Target Custodian shall have delivered such certificates or other documents as set forth in paragraph 3.2.

g.The Target Transfer Agent shall have delivered to TFS a certificate of its authorized officer as set forth in paragraph 3.3.

h.The Acquiring Fund shall have issued and delivered to the Secretary of the Target Fund the confirmation as set forth in paragraph 3.3.

i.Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested in writing by such other party or its counsel.

ARTICLE VII

INDEMNIFICATION

7.1    Indemnification by TFS. TFS, solely out of the Acquiring Fund’s assets and property, agrees to indemnify and hold harmless TPM, the Target Fund, and their trustees, officers, employees and agents (the “TPM Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the TPM Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by TFS, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of TPM, on behalf of the Target Fund, or its trustees, officers or agents.

7.2    Indemnification by TPM. TPM, solely out of the Target Fund’s assets and property, agrees to indemnify and hold harmless TFS, the Acquiring Fund, and their trustees, officers, employees and agents (the “TFS Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the TFS Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by TPM, on behalf of the Target Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of TFS, on behalf of the Acquiring Fund, or its trustees, officers or agents.

7.3    Liability of TPM. TFS understands and agrees that the obligations of TPM, on behalf of the Target Fund, under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of TPM on behalf of TPM personally, but bind only TPM on behalf of the Target Fund and the Target Fund’s property. Moreover, no series of TPM other than the Target Fund shall be responsible for the obligations of TPM hereunder, and all persons shall look only to the assets of the Target Fund to satisfy the obligations of the Target Fund hereunder. TFS represents that it has notice of the provisions of TPM’s Declaration of Trust and the portions of the Delaware Code disclaiming shareholder and trustee liability for acts or obligations of the Target Fund.

7.4    Liability of TFS. TPM understands and agrees that the obligations of TFS, on behalf of the Acquiring Fund, under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of TFS on behalf of TFS personally, but bind only TFS on behalf of the Acquiring Fund and the Acquiring Fund’s property. Moreover, no series of TFS other than the Acquiring Fund shall be responsible for the obligations of TFS hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. TPM represents that it has notice of the provisions of TFS’s Declaration of Trust and the portions of the Delaware Code disclaiming shareholder and trustee liability for acts or obligations of the Acquiring Fund.

ARTICLE VIII

BROKERAGE FEES AND EXPENSES

8.1    No Broker or Finder Fees. The Acquiring Fund and the Target Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

8.2    Expenses of Reorganization. Cromwell and Marketfield will bear all of the expenses of TPM and TFS relating to the Reorganization, whether or not the Reorganization is consummated. The costs of the Reorganization shall include, but not be limited to, the preparation, printing, and mailing of one or more prospectus/proxy statements and any other proxy or solicitation materials relating to the transactions contemplated by this Agreement, the fees and expenses of any proxy solicitation firm, including any costs associated with obtaining beneficial ownership information, retained by Cromwell or by Marketfield at the request of Cromwell, the cost of any consents provided by the Target Fund’s independent registered public accounting firm in connection with any registration statements on Form N-14 or Form N-1A to be filed by TFS with respect to the Acquiring Fund, legal fees, accounting fees, transfer agent and custodian conversion costs, expenses of holding shareholders’ meetings and special meetings of the Board of Trustees of TPM, if any, other related administrative or operational costs and any fees or costs to terminate the Target Fund’s blue sky registrations. For the avoidance of doubt, (i) expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or the disqualification of the Reorganization as a tax-free reorganization under Section 368(a)(1) of the Code, and (ii) it is intended that Cromwell and Marketfield (or an entity under common ownership thereof) will pay or assume only those expenses of the Acquiring Fund, the Target Fund and the Target Fund Shareholders that are solely and directly related to the Reorganization in accordance with the guidelines established in Revenue Ruling 73-54, 1973-1 C.B. 187.

ARTICLE IX

AMENDMENTS AND TERMINATION

9.1    Amendments. This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of TFS or TPM, on behalf of either the Acquiring Fund or the Target Fund, respectively; provided, however, that following the approval of this Agreement by the Target Fund Shareholders pursuant to paragraph 6.3(a) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval. Any amendment must be in writing among the parties hereto.

9.2    Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by the mutual agreement of the parties without further action by the Board of Trustees of TPM or the Board of Trustees of TFS or by resolution of the Board of Trustees of TPM or the Board of Trustees of TFS, on behalf of the Target Fund or the Acquiring Fund, respectively, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of Trustees, as applicable, make proceeding with this Agreement inadvisable. In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any party hereto.

ARTICLE X

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by e-mail and overnight delivery addressed as follows:

If to TFS:
Total Fund Solution
c/o U.S. Bank Global Fund Services 2020 E. Financial Way, Suite 100
Glendora, CA 91741
Attention: Elaine E. Richards Telephone: (626) 914-7363
Email: elaine.richards@usbank.com

With copies (which shall not constitute notice) to: Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103
Attention: Fabio Battaglia, III
Telephone: (215) 564-8077
Email: fbattaglia@stradley.com

If to TPM:
Trust for Professional Managers
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 2nd Floor
Milwaukee, WI 53202
Attention: John P. Buckel
Telephone: (414) 765-4225
Email: john.buckel@usbank.com

With a copy (which shall not constitute notice) to:
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202
Attn: Christopher M. Cahlamer
Telephone: (414) 287-9338
Email: ccahlamer@gklaw.com

If to Cromwell:
Cromwell Investment Advisors, LLC
810 Gleneagles Court, Suite 106
Baltimore, MD 21286
Attention: Brian C. Nelson
Telephone: (443) 279-2010
Email: bnelson@harborsidegroup.com

If to Marketfield:
Marketfield Asset Management LLC
369 Lexington Avenue, 3rd Floor
New York, NY 10017
Attention: Michael Shaoul
Telephone: (212) 514-2424
Email: shaoul@marketfield.com

ARTICLE XI

MISCELLANEOUS

11.1    Entire Agreement. TPM and TFS agree that they have not made any representation, warranty or covenant, on behalf of either the Target Fund or the Acquiring Fund, respectively, not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

11.2    Survival. For purposes of paragraphs 7.1 and 7.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the Closing.

11.3    Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

11.5    Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.6    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of January 3, 2022.

TRUST FOR PROFESSIONAL MANAGERS on behalf of its series, Marketfield Fund	TOTAL FUND SOLUTION on behalf of its series, Cromwell Marketfield L/S Fund
By:____________________	By:________________________
Name: John P. Buckel	Name: Michael J. Weckwerth
Title: President	Title: President

Solely for purposes of paragraphs 4.4, 5.13 and 8.2. MARKETFIELD ASSET MANAGEMENT LLC	Solely for purposes of paragraphs 4.3, 5.13 and 8.2. CROMWELL INVESTMENT ADVISORS, LLC
By:____________________	By:________________________
Name: Michael Shaoul	Name: Brian C. Nelson
Title: Chief Executive Officer	Title: President

APPENDIX B - FINANCIAL HIGHLIGHTS OF THE TARGET FUND
The Acquiring Fund will adopt the financial statements of the Target Fund, the accounting survivor of the Reorganization. The financial highlights tables are intended to help you understand the Target Fund’s financial performance for the past five fiscal years. The audited and unaudited financials of the Target Fund are also included in the Target Fund’s Annual Report and Semi-Annual Report, respectively, which are incorporated herein by reference.

B-1

APPENDIX C - OWNERSHIP OF SHARES OF THE TARGET FUND
As of the Record Date, the Target Fund’s shareholders of record and/or beneficial owners (to TPM’s knowledge) who owned 5% or more of the Target Fund’s shares are set forth below:

Class A Shares
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Morgan Stanley Smith Barney LLC 1 New York Plaza, Floor 12 New York, NY 10004-1965	20.08%	Record	N/A	N/A
National Financial Services, LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	16.04%	Record	N/A	N/A
Merrill Lynch Pierce, Fenner & Smith For the Sole Benefit of its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	14.32%	Record	N/A	N/A
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105-1905	5.83%	Record	N/A	N/A
Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street St. Louis, MO 63103-2523	5.45%	Record	N/A	N/A

Class C Shares
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
UBS WM USA Special Custody Account 1000 Harbor Boulevard, 5th Floor Weehawken, NJ 07086-6761	28.74%	Record	UBS Americas Inc.	DE
Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street St. Louis, MO 63103-2523	28.67%	Record	Wells Fargo Advisors, LLC	DE
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	11.34%	Record	N/A	N/A
C-1

Class C Shares
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
LPL Financial Omnibus Customer Account 4707 Executive Drive San Diego, CA 92121-3091	7.44%	Record	N/A	N/A
National Financial Services, LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	5.57%	Record	N/A	N/A

Class I Shares
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
UBS WM USA Special Custody Account 1000 Harbor Boulevard, 5th Floor Weehawken, NJ 07086-6761	13.74%	Record	N/A	N/A
National Financial Services, LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	13.66%	Record	N/A	N/A
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105-1905	12.49%	Record	N/A	N/A
Michael Shaoul c/o Marketfield Asset Management 369 Lexington Avenue, 3rd Floor New York, NY 10017	9.80%	Beneficial	N/A	N/A
Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street St. Louis, MO 63103-2523	7.19%	Record	N/A	N/A
TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	6.90%	Record	N/A	N/A
As of the Record Date, the Officers and Trustees of TPM, as a group, owned less than 1% of the outstanding shares of the Target Fund.
C-2

APPENDIX D - SHAREHOLDER INFORMATION FOR THE ACQUIRING FUND

Below is information about the manner in which the Fund offers shares.

The Fund offers Investor Class shares, Class C shares and Institutional Class shares. The different classes represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below. Each class of shares has different expenses and distribution arrangements to provide for different investment needs. You should always discuss the suitability of your investment with your broker-dealer or financial professional.

	Investor Class	Class C	Institutional Class
Initial sales charge	None	None	None
Contingent deferred sales charge (“CDSC”)(1)	None	1.00% on sale of shares held for one year or less	None
Ongoing distribution and/or shareholder service (Rule 12b-1) fees	0.25%	0.75% distribution fee and 0.25% shareholder servicing fee (1.00% total)	None
Conversion feature(2)	Yes	Yes	Yes
Purchase maximum	None	$1,000,000	None
(1)A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase.
(2)See the section titled “Shareholder Information - Converting Shares” for more information on the voluntary and/or automatic conversions that apply to each share class and the impact such conversion may have on the fees and expenses of your shares.

Investor Class Shares. Investor Class shares of the Fund are retail shares that are subject to a Rule 12b‑1 distribution fee of 0.25% on an annual basis.

Class C Shares. Class C shares of the Fund are offered for sale at NAV, without the imposition of a sales charge. Class C shares are subject to a 0.75% Rule 12b-1 distribution fee and a 0.25% shareholder servicing fee on an annual basis. As a result, Class C shareholders pay higher annual expenses than the Fund’s other share classes. You do not pay a sales charge on purchases of Class C shares; however, you may be subject to a CDSC of 1.00% if you redeem these shares within 12 months of purchase. The CDSC will be calculated based on the lower of original cost or current market value of the shares being sold. In the case of a partial redemption, the first shares redeemed are any shares acquired through reinvested dividends and capital gain distributions. After that, shares are redeemed on a “first in first out” basis.

Class C CDSC
Months since purchase	CDSC on Shares Being Sold
12	1.00%
Thereafter	0.00%
Investors are not permitted to purchase $1,000,000 or more of Class C shares as a single investment per account. There may be certain exceptions to this restriction for omnibus and other nominee accounts. In these instances, investors may want to consider the lower operating expense of Investor Class shares.

Institutional Class Shares. Institutional Class shares of the Fund are offered for sale at NAV, without the imposition of a sales charge. Institutional Class shares also pay lower annual expenses than the Fund’s Investor Class and Class C shares. Investment minimums may be waived for wrap fee programs. Institutional Class shares are available to the following:

•certain IRAs if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund;
•certain financial institutions, endowments, foundations, government entities or corporations investing on their own behalf;
•existing Institutional Class shareholders;

•Trustees of the Trust, former Fund trustees, employees of affiliates of the Fund and the Adviser and other individuals who are affiliated with the Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Adviser affiliate employee benefit plans; and
•wrap fee programs of certain broker-dealers. Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.

Contingent Deferred Sales Charge Waivers
For Class C shares, a CDSC is imposed if you redeem your shares within 12 months of purchase. In the case of a partial redemption, the first shares redeemed are any reinvested shares. After that, shares are always redeemed on a “first in first out” basis. If the first shares redeemed have been held for longer than 12 months from the date of purchase, then no sales charge is imposed on the redemption. The sales charge is imposed on a lot by lot basis on the market value or initial purchase price, whichever is lower. This deferred sales charge may be waived under the following circumstances:

•death of the shareholder;
•divorce, where there exists a court decree that requires redemption of the shares;
•return of IRA excess contributions;
•shares redeemed by the Fund due to low balance or other reasons; and
•required minimum distributions (“RMD”) at age 72 (waivers apply only to amounts necessary to meet the required minimum amount based on assets held within the Fund).

Distribution and Shareholder Service (Rule 12b-1) Plan
The Fund has adopted a Distribution and Shareholder Service Plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act. Under the Plan, the Fund is authorized to pay the Distributor, or other such entities as approved by the Board of Trustees, Rule 12b-1 distribution fees for the sale and distribution of its shares and services provided to shareholders. The maximum amount of the Rule 12b-1 fee authorized is 0.25% of the Fund’s average daily net assets attributable to Investors Class shares, annually, and 1.00% of the Fund’s average daily net assets attributable to Class C shares, annually. The fee for Class C shares represents a 0.75% Rule 12b-1 distribution fee and a 0.25% shareholder servicing fee. The Distributor may pay any or all amounts received under the Plan to other persons, including the Adviser, for any distribution or service activity. Because these fees are paid out of the Fund’s assets attributable to Investor Class and Class C shares on an on-going basis, over time these fees will increase the cost of your investment in Fund shares and may cost you more than paying other types of sales charges.

Share Price
The price of the Fund’s shares is the Fund’s NAV, plus any applicable sales charges. The Fund’s NAV is calculated by dividing the value of the Fund’s total assets, less its liabilities, by the number of its shares outstanding. In calculating the Fund’s NAV, portfolio securities are valued using current market values or official closing prices, if available. The Fund’s NAV is calculated at the close of regular trading on the NYSE which is generally 4:00 p.m., Eastern time. The NAV will not be calculated on days on which the NYSE is closed for trading. If the NYSE closes early, the Fund will calculate its NAV as of the close of trading on the NYSE on that day. If an emergency exists as permitted by the SEC, the NAV may be calculated at a different time.

Each equity security owned by the Fund, including shares of closed-end funds, that is listed on a national securities exchange, except portfolio securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), is valued at its last sale price on that exchange at the close of that exchange on the date as of which assets are valued. If a security is listed on more than one exchange, the Fund will use the price on the exchange that the Fund generally considers to be the principal exchange on which the security is traded. Portfolio securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and asked prices at the close of the exchange on such day the latest sales price on the “composite market” for the day such security is being valued. The composite market is defined as the consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter (“OTC”) markets as published by an approved independent pricing service (“Pricing Service”).

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes. If there are no trades for the option on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Option contracts on securities, currencies and other financial instruments traded in the OTC market with less than 180 days remaining until their expiration are valued at the evaluated price provided by the broker-dealer with which the option was traded. Option contracts on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until their expiration are valued at the prices provided by a recognized independent broker-dealer.

Debt securities, including short-term instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and ask prices, matrix pricing method or other analytical pricing models as well as market transactions and dealer quotations. When the price of a debt security is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date. Any discount or premium is accreted or amortized using the constant yield method until maturity.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

If market quotations are not readily available, any security or other asset will be valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Sub-Adviser to believe that the security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund’s shares are accurately priced. The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s Valuation Committee.

When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) from the price of the security quoted or published by others or the value when trading resumes or is realized upon its sale. Therefore, if a shareholder purchases or redeems Fund shares when it holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing. The Sub-Adviser anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are unavailable or considered unreliable.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. In the event the Fund holds portfolio securities that trade in foreign markets or that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the Fund’s NAV may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

How to Purchase Shares
All purchase requests received in good order by the Transfer Agent, or by an Authorized Intermediary before the close of the NYSE (generally 4:00 p.m., Eastern time) will be processed at that day’s NAV per share, plus any applicable sales charges. Purchase requests received by the Transfer Agent or an Authorized Intermediary after the close of the NYSE (generally 4:00 p.m., Eastern time) will receive the next business day’s NAV per share, plus any applicable sales charges. An “Authorized Intermediary” is a financial intermediary that has made arrangements with the Fund to receive purchase and redemption orders on its behalf. For additional information about purchasing shares through financial intermediaries, see “Purchasing Shares Through a Financial Intermediary” below.

Each account application (an “Account Application”) to purchase Fund shares is subject to acceptance by the Fund and is not binding until so accepted. The Fund reserves the right to reject any purchase order if, in its discretion, it is in the Fund’s best interest to do so. For example, a purchase order may be refused if it appears to be so large that it would disrupt the management of the Fund. Purchases may also be rejected from persons believed to be “market timers.” See “Tools to Combat Frequent Transactions” below. A service fee, currently $25, as well as any loss sustained by the Fund, will be deducted from a shareholder’s account for any payment that is returned to the Transfer Agent unpaid. Written notice of a rejected purchase order will be provided to the investor within one or two business days under normal circumstances. The Fund and the Transfer Agent are not responsible for any losses, liability, cost or expense resulting from rejecting any purchase order. Your order will not be accepted until a completed Account Application is received by the Fund or the Transfer Agent.

Minimum Investment Amounts	Initial Investment	Subsequent Investments
Investor Class Shares	$2,000	$100
Class C Shares	$2,000	$100
Class I Shares	$100,000	$100
The Fund reserves the right to waive the minimum initial investment or minimum subsequent investment amounts in its sole discretion. Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of initial or subsequent investments. The minimum investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. Certain intermediaries also may have investment minimums which may differ from the Fund’s minimums, and may be waived at the intermediaries’ discretion. Investment minimums may be waived for wrap fee programs. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums.

Purchase Requests Must Be Received in Good Order. Your share price will be the next calculated NAV per share, after the Transfer Agent or your Authorized Intermediary receives your purchase request in good order. “Good order” means that your purchase request includes:

•the name of the Fund and share class;
•the dollar amount of shares to be purchased;
•your account application or, for subsequent investments, an investment stub; and
•a check payable to “Cromwell Marketfield L/S Fund.”

The Fund reserves the right to change the requirements of “good order.” Shareholders will be given advance notice if the requirements of “good order” change.

The offering and sale of shares of the Fund have not been registered outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Investing by Telephone. If you accepted telephone options (on the Account Application or by subsequent arrangement in writing), and your account has been open for at least 7 business days, you may purchase additional shares by telephoning the Fund at 1-855-625-7333 (toll free). You must also have submitted a voided check or a savings deposit slip to have banking information established on your account. This option allows shareholders to move money from their bank accounts to their Fund accounts upon request. Only bank accounts held at U.S. financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. The minimum telephone purchase amount is $100 once an initial investment has been made. If your order is received prior to the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time), shares will be purchased in your account at the NAV, plus any applicable sales charges, determined on the day that your order is placed. During periods of high market activity, shareholders may encounter higher than usual call waiting times. Please allow sufficient time to place your telephone transaction.

Purchase by Mail. To purchase Fund shares by mail, complete and sign the Account Application and mail it, together with your check made payable to Cromwell Marketfield L/S Fund, to one of the addresses below. To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent. If you do not have the Invest by Mail form, include the Fund name and your name, address, and account number on a separate piece of paper and mail it with your check made payable to the Fund to:

Regular Mail	Overnight or Express Mail
Cromwell Marketfield L/S Fund	Cromwell Marketfield L/S Fund
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices. All purchases by check must be in U.S. dollars drawn on a U.S. financial institution. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third-party checks, Treasury checks, credit-card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks or any conditional order or payment.

The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to other shareholders. The Fund reserves the right to reject any application.

Purchase by Wire Transfer. If you are making your first investment in the Fund through a wire purchase, the Transfer Agent must have received a completed Account Application before you wire funds. You may mail or use an overnight service to deliver your Account Application to the Transfer Agent at one of the above addresses. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once your account has been established, you may instruct your financial institution to send the wire transfer. Prior to sending the wire transfer, please call the Transfer Agent at 1-855-625-7333 (toll-free) to advise it of the wire transfer and to ensure proper credit upon receipt. Your financial institution must include the name of the Fund, your name and your account number so that monies may be correctly applied. Your financial institution should transmit immediately available funds by wire to:

Wire to:	U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA Number:	075000022
Credit:	U.S. Bancorp Fund Services, LLC
Account:	112-952-137
Further Credit:	Cromwell Marketfield L/S Fund
(Shareholder Name/Account Registration)
(Shareholder Account Number)

Wired funds must be received prior to the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) to be eligible for same day pricing. The Fund and U.S. Bank National Association are not responsible for the consequences of delays from the banking or Federal Reserve wire systems or from incomplete wiring instructions.

Subsequent Investments. The minimum subsequent investment for Class C shares, Institutional Class shares and Investor Class shares is $100. Shareholders will be given at least 30 days’ notice of any increase in the minimum dollar amount of subsequent investments. You may add to your account at any time by purchasing shares by mail, by telephone or by wire transfer. You must call to notify the Fund at 1-855-625-7333 (toll-free) before wiring. An Invest by Mail form, which is attached to your confirmation statement, should accompany any subsequent investments made through the mail. All purchase requests must include your shareholder account number.

Automatic Investment Plan. For your convenience, the Fund offers an Automatic Investment Plan (the “AIP”). Under the AIP, after your initial investment, you may authorize the Fund to withdraw automatically from your personal checking or savings account an amount that you wish to invest, which must be at least $100, on a monthly basis. In order to participate in the AIP, your financial institution must be a member of the ACH network. If you wish to enroll in the AIP, complete the appropriate section in the Account Application. The Fund may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the effective date of the request. A fee (currently $25) will be charged if your bank does not honor an AIP draft for any reason.

Purchasing Shares Through a Financial Intermediary. Investors may be charged a fee if they effect transactions through a financial intermediary. If your financial intermediary charges a fee to effect these transactions, such fees are not reflected in the Fund’s fee table or expense examples. If you are purchasing shares through a financial intermediary, you must follow the procedures established by your financial intermediary. Your financial intermediary is responsible for sending your purchase order and wiring payment to the Transfer Agent. Your financial intermediary holds the shares in your name and receives all confirmations of purchases and sales. Financial intermediaries placing orders for themselves or on behalf of their customers should call the Fund at 1-855-625-7333 (toll-free) or follow the instructions listed in the sections above entitled “Investing by Telephone,” “Purchase by Mail” and “Purchase by Wire.”

If you place an order for the Fund’s shares through a financial intermediary that is not an Authorized Intermediary in accordance with such financial intermediary’s procedures, and the financial intermediary then transmits your order to the Transfer Agent in accordance with the Transfer Agent’s instructions, your purchase will be processed at the NAV, plus any applicable sales charges, next calculated after the Transfer Agent receives your order. The financial intermediary must promise to send to the Transfer Agent immediately available funds in the amount of the purchase price in accordance with the Transfer Agent’s procedures. If payment is not received within the time specified, the Transfer Agent may rescind the transaction and the financial intermediary will be held liable for any resulting fees or losses.

In the case of Authorized Intermediaries that have made satisfactory payment or redemption arrangements with the Fund, orders will be processed at the NAV, plus any applicable sales charges, next calculated after receipt in good order by the Authorized Intermediary, consistent with applicable laws and regulations. An order is deemed to be received when the Fund or an Authorized Intermediary accepts the order. Authorized Intermediaries may be authorized to designate other intermediaries to receive purchase and redemption requests on behalf of the Fund.

For more information about your financial intermediary’s rules and procedures, whether your financial intermediary is an Authorized Intermediary, and whether your financial intermediary imposes cut-off times for the receipt of orders that are earlier than the cut-off times established by the Fund, you should contact your financial intermediary directly.

Brokerage Platforms. Institutional Class shares may be available on certain brokerage platforms. An investor transacting in Institutional Class shares through a broker that is acting as an agent for the investor may be required by such broker to pay a separate commission and/or other forms of compensation to their broker. Such broker commissions are not reflected in the Fund’s fee table or expense examples.

Anti-Money Laundering Program. The Trust has established an Anti-Money Laundering Compliance Program (the “AML Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations. To ensure compliance with this law, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•full name;
•date of birth (individuals only);
•Social Security or taxpayer identification number; and
•permanent street address (a post office box number alone is not acceptable).

If you are opening an account in the name of a legal entity (e.g., a partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners of the legal entity. Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation.

If any information listed above is missing, your Account Application will be returned, and your account will not be opened. In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application as part of the AML Program. The Fund reserves the right to request additional clarifying information and may close your account if clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s NAV. If you require additional assistance when completing your application, please contact the Transfer Agent at 1-855-625-7333 (toll-free).

How to Redeem Shares
In general, orders to sell or “redeem” shares may be placed either directly with the Fund or through an Authorized Intermediary. However, if you originally purchased your shares through an Authorized Intermediary, your redemption order must be placed with an Authorized Intermediary. Your Authorized Intermediary is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds. You may redeem all or part of your Fund shares on any business day that the Fund calculates its NAV. To redeem shares directly through the Fund, you must contact the Fund either by mail or by telephone to place a redemption request. Shares of the Fund are redeemed at the next calculated NAV after the Fund has received your redemption request in good order. Your redemption request must be received in good order (as discussed under “Payment of Redemption Proceeds,” below) prior to the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) by the Transfer Agent or your Authorized Intermediary. Redemption requests received by the Transfer Agent or an Authorized Intermediary after the close of regular trading on the NYSE will be treated as though received on the next business day.

Shareholders who hold their shares in an IRA or other tax-advantaged account must indicate on their written redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. Shares held in IRA or other retirement plan accounts may be redeemed by telephone at 1-855-625-7333 (toll-free). Investors will be asked whether or not to withhold taxes from any distribution.

Payment of Redemption Proceeds. You may redeem your Fund shares at the NAV per share next determined after the Transfer Agent or your Authorized Intermediary receives your redemption request in good order. Your redemption request will not be processed on days on which the NYSE is closed. All requests received by the Fund in good order before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) will usually be sent one to three business days following the receipt of your redemption request.

A redemption request will be deemed in “good order” if it includes:

•the shareholder’s name;
•the name of the Fund and share class you are redeeming from;
•the account number;
•the share or dollar amount to be redeemed; and
•the signatures of all shareholders on the account (for written redemption requests, with signature(s) guaranteed if applicable).

The Fund reserves the right to change the requirements of “good order.” Shareholders will be given advance notice if the requirements of “good order” change. For more information about your financial intermediary’s requirements for redemption requests in “good order”, please contact your financial intermediary.

You may receive proceeds of your sale by a check sent to the address of record, electronically via the ACH network using the bank instructions previously established for your account, or federal wire transfer to your pre-established bank account. The Fund typically expects that it will take one to three business days following the receipt of your redemption request to pay out redemption proceeds, regardless of whether the redemption proceeds are paid by check, ACH transfer or wire. Please note that wires are subject to a $15 fee. There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three business days after redemption. Proceeds will be sent within seven calendar days after the Fund receives your redemption request, unless the Fund has suspended your right of redemption or postponed the payment date as permitted under the federal securities laws.

The Fund typically expects it will hold cash or cash equivalents to meet redemption requests. The Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions.

If the Transfer Agent has not yet collected payment for recently purchased shares that you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option. Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds. Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days as determined by the SEC: (1) during any period in which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted, (2) during any period in which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets or (3) during such other periods as the SEC prescribes for the protection of shareholders. Your ability to redeem shares by telephone may be delayed or restricted after you change your address online or by telephone. You may change your address at any time by a written request, addressed to the Transfer Agent. Confirmation of an address change will be sent to both your old and new address. Redemption proceeds will be sent to the address of record. The Fund is not responsible for interest lost on redemption amounts due to lost or misdirected mail.

The Fund may delay paying redemption proceeds for up to 7 calendar days after receiving a request if an earlier payment could adversely affect the Fund.

Redemption in-Kind. The Fund generally pays redemption proceeds in cash. However, the Trust, on behalf of the Fund, has filed a notice of election pursuant to Rule 18f-1 under the 1940 Act, under which the Trust, on behalf of the Fund, has reserved the right for the Fund to redeem in-kind under certain circumstances, meaning that redemption proceeds are paid in liquid securities with a market value equal to the redemption price. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges when converting the securities to cash. These securities received in-kind remain subject to general market risks until sold. For federal income tax purposes, redemptions in-kind are taxed in the same manner to a redeeming shareholder as redemptions made in cash. In addition, sales of such in-kind securities may generate taxable gains.

Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders. Redemptions in-kind may be used in circumstances as described above, and may also be used in stressed market conditions. The Fund has in place a line of credit that may be used to meet redemption requests during stressed market conditions.

Redemption in-kind proceeds are limited to securities that are traded on a public securities market or for which quoted bid prices are available. In the unlikely event that the Fund redeems shares in-kind, the procedures utilized by the Fund to determine the securities to be distributed to redeeming shareholders will generally be representative of a shareholder’s interest in the Fund’s portfolio securities. However, the Fund may also redeem in-kind using individual securities as circumstances dictate.

Signature Guarantees. The Transfer Agent may require a signature guarantee for some redemption requests. Signature guarantees can be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”), but not from a notary public. A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in the following situations:

•if ownership is being changed on your account;
•when redemption proceeds are payable or sent to any person, address or bank account not on record;
•when a redemption request is received by the Transfer Agent and the account address has changed within the last 15 calendar days; or
•for all redemptions in excess of $100,000 from any shareholder account.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial intermediary source.

In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation.

Redemption by Mail. You may execute most redemption requests by furnishing an unconditional written request to the Fund to redeem your shares at the current NAV per share. Redemption requests in writing should be sent to the Transfer Agent at:

Regular Mail	Overnight or Express Mail
Cromwell Marketfield L/S Fund	Cromwell Marketfield L/S Fund
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Telephone Redemption. If you accepted telephone options (on the Account Application or by subsequent arrangement in writing), you may redeem shares in amounts of $100,000 or less by instructing the Fund by telephone at 1-855-625-7333 (toll-free). A signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial intermediary source may be required of all shareholders in order to qualify for or to change telephone redemption privileges on an existing account. Telephone redemptions cannot be made if you have notified the Transfer Agent of a change of address within 15 days before the redemption request. Once a telephone transaction has been placed, it may not be cancelled or modified after the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time). If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

Wire Redemption. Wire transfers may be arranged to redeem shares. The Transfer Agent charges a fee, currently $15, per wire redemption against your account on dollar-specific trades and from proceeds on complete redemptions and share-specific trades. There is no such charge to have proceeds sent via ACH.

Systematic Withdrawal Plan (“SWP”). The Fund offers a SWP through which you or your representatives may request that a redemption in a specific dollar amount be sent to you each month, calendar quarter or year. You may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network. To start this program, your account must have a value of at least $2,000. The minimum amount that may be withdrawn each month, quarter or year is $100. The SWP may be terminated or modified by a shareholder or the Fund at any time. You may terminate your participation in the SWP at any time in writing or by telephoning the Transfer Agent no later than five days before the next scheduled withdrawal. A withdrawal under the SWP involves a redemption of Fund shares and may result in a taxable capital gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the amounts credited to your account, the account ultimately may be depleted. To establish the SWP, complete the SWP section of the Account Application. Please call 1-855-625-7333 (toll-free) for additional information regarding the SWP.

The Fund’s Right to Redeem an Account. The Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $1,000, other than as a result of a decline in the NAV. The Fund will provide you with written notice at least 30 days prior to redeeming your account. Redemption of a shareholder’s account by the Fund may result in a taxable capital gain or loss for federal income tax purposes.

Statement of Additional Information
January 3, 2022

For the Reorganization of

Marketfield Fund
a series of Trust for Professional Managers
c/o U.S. Bank Global Fund Services
615 East Michigan Street, Milwaukee, Wisconsin 53202
(800) 617-0004

Into

Cromwell Marketfield L/S Fund
A series of Total Fund Solution
c/o U.S. Bank Global Fund Services
615 East Michigan Street, Milwaukee, Wisconsin 53202
(855) 625-7333

Acquisition of the Assets and Assumption of the Liabilities of:	By and in Exchange for Shares of:
Marketfield Fund, a series of Trust for Professional Managers	Cromwell Marketfield L/S Fund, a series of Total Fund Solution

This Statement of Additional Information (“SAI”) relates specifically to the proposed reorganization of the Marketfield Fund (the “Target Fund”), a series of Trust for Professional Managers, into the Cromwell Marketfield L/S Fund (the “Acquiring Fund”), a series of Total Fund Solution. In connection with the Reorganization, the Target Fund will transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities.

This SAI, which is not a prospectus, supplements, and should be read in conjunction with, the Proxy Statement and Prospectus dated January 3, 2022 (the “Proxy Statement”), relating to the Reorganization. To obtain a copy of the Proxy Statement, without charge, please write to the Target Fund at the address set forth above or call 1-800-311-MKTD (6583).

CONTENTS OF THE SAI

This SAI consists of the cover page and the information set forth below. The Acquiring Fund has not commenced operations as of the date hereof. Accordingly, financial statements for the Acquiring Fund are not available. Copies of the Acquiring Fund’s annual and semi-annual reports, may be obtained when available, without charge, upon request by calling (855) 625-7333 or visiting www.thecromwellfunds.com.

INFORMATION INCORPORATED BY REFERENCE

This SAI incorporates by reference the following documents, each of which was filed electronically with the Securities and Exchange Commission:

i.the Annual Report for the Target Fund for the fiscal year ended December 31, 2020 (File No. 811-10401);
ii.the Statement of Additional Information of the Target Fund, dated April 30, 2021, as amended and supplemented (File Nos. 333-62298 and 811-10401); and
iii.the Semi-Annual Report for the Target Fund for the fiscal period ended June 30, 2021 (File No. 811-10401.

PRO FORMA FINANCIAL STATEMENTS

Pro forma financial statements are not presented as the Target Fund is being combined with the Acquiring Fund, a newly-created series of Total Fund Solution (the “Trust”), which does not have any assets or liabilities. The Reorganization will not result in (1) a material change to the Acquiring Fund’s investment portfolio due to investment restrictions, or (2) a change in accounting policies.

The Trust
The Trust is a Delaware statutory trust organized on July 29, 2021 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Fund is one series, or mutual fund, formed by the Trust. The Fund is a diversified series and has its own investment objective and policies. Shares of other series of the Trust are offered in separate prospectuses and SAIs. The Trust may register additional series and offer shares of a new fund or share class under the Trust at any time.

The Trust is authorized to issue an unlimited number of interests (or shares). Interests in the Fund are represented by shares of beneficial interest each with no par value. Each share of the Trust has equal voting rights and liquidation rights, and is voted in the aggregate and not by the series or class of shares except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matters affect only the interests of a particular series or class of shares. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class. The Trust does not normally hold annual meetings of shareholders. The Trust’s Board of Trustees (the “Board” or the “Board of Trustees”) shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such distributions out of the income belonging to the Fund as are declared by the Board of Trustees. The Board of Trustees has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interests in the assets belonging to that series and the rights of shares of any other series are in no way affected. Additionally, in case of any liquidation of a series, the shareholders of the series being liquidated are entitled to receive a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series or class are borne by that series or class. Any general expenses of the Trust not readily identifiable as belonging to a particular series or class are allocated by, or under the direction of, the Board of Trustees on the basis of relative net assets, the number of shareholders or another equitable method. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

With respect to the Fund, the Trust may offer more than one class of shares. The Trust, on behalf of the Fund, has adopted a multiple class plan under Rule 18f-3 under the 1940 Act, detailing the attributes of each Fund’s share classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, the Fund offers the following classes of shares: Investor Class, Class C and Institutional Class.

The assets of the Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the Fund. In the event of the dissolution or liquidation of the Fund, the shareholders of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Cromwell Investment Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund. The Fund is the successor to the Marketfield Fund, a series of Trust for Professional Managers (the “Predecessor Fund”). Pursuant to a reorganization effective after the close of business on

February 14, 2022 (the “Reorganization”). During the past 10 years, the Fund was a series of different registered investment companies. The Fund, first named the Marketfield Fund launched on July 31, 2007 as a series of Trust for Professional Managers (“TPM”). The Fund reorganized into the MainStay Marketfield Fund as a series of Mainstay Funds Trust (“Mainstay”) on October 5, 2012. On April 8, 2016, the Fund reorganized back into the Marketfield Fund (the “Predecessor Fund”) as part of TPM where it remained until February 14, 2022, when it reorganized into the Fund. The Fund has adopted the performance and financial history of the Predecessor Fund.

Investment Policies, Strategies and Associated Risks

Investment Objective
The investment objective of the Fund is capital appreciation.

There is no assurance that the Fund will achieve its investment objective. The following discussion supplements the description of the Fund’s investment objective and principal investment strategies set forth in the Prospectus. Except for the fundamental investment restrictions listed below (see “Investment Restrictions - Fundamental Investment Restrictions” below), the Fund’s investment strategies and policies are not fundamental and may be changed by the sole action of the Board of Trustees, without shareholder approval. The Fund’s investment objective and strategies may be changed without the approval of the Fund’s shareholders upon 60 days’ written notice to shareholders. While the Fund is permitted to hold securities and to engage in various strategies as described hereafter, it is not obligated to do so.

Whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, the standard or percentage limitation is determined immediately after and as a result of the Fund’s acquisition or sale of the security or other asset. Accordingly, except with respect to borrowing and illiquid securities, any subsequent changes in values, net assets or other circumstances are not considered when determining whether an investment complies with the Fund’s investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive securities, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund will sell these investments as soon as reasonably practicable while trying to maximize the return to Fund shareholders.

Diversification
The Fund is diversified. Under applicable federal laws, to qualify as a diversified fund, the Fund, with respect to 75% of its total assets, may not invest more than 5% of its total assets in any one issuer and may not hold more than 10% of the securities of any one issuer. The remaining 25% of the Fund’s total assets does not need to be “diversified” and may be invested in the securities of a single issuer, subject to other applicable laws. The diversification of the Fund’s holdings is measured at the time that the Fund purchases a security. However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in the securities of a few issuers. Then the Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the fact that the Fund qualifies as a diversified fund under applicable federal laws.

General Market Risks
Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issues in a different country or region. In some cases, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial condition or prospects of that company. As a result of this volatility, many of the risks associated with an investment in the Fund may be increased. Continuing market problems may have adverse effects on the Fund.

Cyber Security
With the increasing use of the Internet and technology in connection with the Fund’s operations, the Fund is susceptible to greater operational and information security risks through breaches in cyber security. Cyber security breaches include, without limitation, infection by computer viruses and unauthorized access to the Fund’s systems through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operations to be disrupted. Cyber security breaches may also occur in a manner that does not require gaining unauthorized access, such as denial-of-service attacks or situations where authorized individuals intentionally or unintentionally release confidential information stored on the Fund’s systems. A cyber security breach may cause disruptions and impact the Fund’s business operations, which could potentially result in financial losses, inability to determine the Fund’s net asset value (“NAV”), violation of applicable law, regulatory penalties and/or fines, compliance and other costs. The Fund and its shareholders could be negatively impacted as a result. In addition, because the Fund works closely with third-party service providers (e.g., custodians), indirect cyber security breaches at such third-party service providers may subject Fund shareholders to the same risks associated with direct cyber security breaches. Further, indirect cyber security breaches at an issuer of securities in which the Fund invests may similarly negatively impact Fund shareholders because of a decrease in the value of these securities. While the Fund has established risk management systems designed to reduce the risks associated with cyber security breaches, there can be no assurances that such measures will be successful particularly since the Fund does not control the cyber security systems of issuers or third-party service providers.

Arbitrage
The Fund may sell a security that it owns in one market and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences in the price of the security in the different markets. The Fund does not actively engage in arbitrage. Such transactions are generally entered into with respect to debt securities and occur in a dealer’s market where the buying and selling dealers involved confirm their prices to the Fund at the time of the transaction, thus eliminating any risk to the assets of the Fund. Such transactions, which involve costs to the Fund, may be limited by the policy of the Fund to qualify as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

Bank Obligations
The Fund may invest in certificates of deposit (“CDs”), time deposits, bankers’ acceptances, and other short-term debt obligations issued by commercial banks or savings and loan institutions (“S&Ls”).

CDs are certificates evidencing the obligation of a bank or S&L to repay funds deposited with it for a specified period of time at a specified rate of return. If a CD is non-negotiable, it may be considered illiquid and will be subject to the Fund’s restriction on investments in illiquid securities.

Time deposits in banking institutions are generally similar to CDs, but are uncertificated. Time deposits that may be held by the Fund will not benefit from insurance administered by the Federal Deposit Insurance Corporation (the “FDIC”). Bank time deposits are monies kept on deposit with U.S. or foreign banks (and their subsidiaries and branches) or U.S. S&Ls for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced. Time deposits maturing in more than seven days and/or subject to withdrawal penalties will be subject to the Fund’s restriction on investments in illiquid securities.

Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there generally is no market for such deposits.

Bankers’ acceptances are credit instruments evidencing the obligation of a bank or S&L to pay a draft drawn on it by a customer, usually in connection with international commercial transactions. Bankers’ acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specific maturity.

As a result of governmental regulations, U.S. branches of U.S. banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. U.S. S&Ls are supervised and subject to examination by the Office of the Comptroller of the Currency. U.S. S&Ls are insured by the Deposit Insurance Fund, which is administered by the FDIC and backed by the full faith and credit of the U.S. government.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

See “Cash Equivalents” for more information.

Borrowing
The Fund may borrow money to the extent permitted under the 1940 Act, or otherwise limited herein, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. This borrowing may be unsecured. The 1940 Act precludes the Fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by the Fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires the Fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a RIC under the Code.

Borrowing tends to exaggerate the effect on the Fund’s NAV per share of any changes in the market value of the Fund’s portfolio securities. Money borrowed will be subject to interest costs, which may or may not be recovered by earnings on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

The Securities and Exchange Commission (“SEC”) takes the position that other transactions that have a leveraging effect on the capital structure of the Fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the Fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage dollar roll transactions, selling securities short (other than short sales “against the box”), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, to-be-announced securities, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of the Fund or are economically equivalent to borrowing. A borrowing transaction will not be considered to constitute the issuance of a “senior security” by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund (1) maintains an offsetting financial position, (2) maintains liquid assets equal (as determined on a daily marked-to-market basis) in value to the Fund’s potential economic exposure under the borrowing transaction, or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively, “covers” the transaction). Liquid assets are maintained to cover “senior securities transactions.” The value of the Fund’s “senior securities” holdings are marked-to-market daily to ensure proper coverage. The Fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, assets being maintained to cover “senior securities” transactions may not be available to satisfy redemptions or for other purposes.

Brady Bonds
The Fund may invest a portion of its assets in Brady Bonds. Brady Bonds are sovereign bonds issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the

International Monetary Fund (the “IMF”). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements, which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Brady Bonds are not considered U.S. government securities.

Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Cash Equivalents
To the extent permitted by its investment objective and policies, the Fund may invest in cash equivalents. Cash equivalents include U.S. government securities, CDs, bank time deposits, bankers’ acceptances, repurchase agreements and commercial paper, each of which is discussed in more detail herein. Cash equivalents may include short-term fixed-income securities issued by private and governmental institutions. Repurchase agreements may be considered cash equivalents if the collateral pledged is an obligation of the U.S. government, its agencies or instrumentalities.

Closed-End Funds
The Fund may invest in shares of closed-end funds. Closed-end funds are investment companies that generally do not continuously offer their shares for sale. Rather, closed-end funds typically trade on a secondary market, such as the New York Stock Exchange (“NYSE”) or the NASDAQ Stock Market, Inc. (“NASDAQ”). Closed-end funds are subject to management risk because the adviser to the closed-end fund may be unsuccessful in meeting the fund’s investment objective. Moreover, an investment in a closed-end fund generally reflects the risks of the closed-end fund’s underlying portfolio securities. Closed-end funds may also trade at a discount or premium to their NAV and may trade at a larger discount or smaller premium subsequent to purchase by the Fund. Closed-end funds may trade infrequently and with small volume, which may make it difficult for the Fund to buy and sell shares. Closed-end funds are subject to management fees and other expenses that may increase their cost versus the costs of owning the underlying securities. Since closed-end funds trade on exchanges, the Fund may also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

Collateralized Debt Obligations
The Fund may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many different types of fixed-income securities, such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Fund as illiquid securities, however an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with debt or fixed-income securities discussed elsewhere in this SAI and the Fund’s Prospectus (e.g., interest rate risk and default risk), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Combined Transactions
Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. The Fund may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Adviser, it is in the best interest of the Fund to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

Commercial Paper
The Fund may invest in commercial paper if it is rated at the time of investment in the highest ratings category by a nationally recognized statistical ratings organization (“NRSRO”), such as Prime-1 by Moody’s Investor Services, Inc. (“Moody’s”) or A-1 by Standard & Poor’s Rating Services (“S&P”), or, if not rated by an NRSRO, if the Adviser or Marketfield Asset Management LLC (“Marketfield”), the Fund’s sub-adviser ( the “Sub-Adviser”) determines that the commercial paper is of comparable quality.

In addition, unless otherwise stated in the Prospectus or this SAI, the Fund may invest up to 5% of its total assets in commercial paper if it is rated in the second highest ratings category by an NRSRO, or, if unrated, the Adviser or Sub-Adviser determines that the commercial paper is of comparable quality.

Generally, commercial paper represents short-term (nine months or less) unsecured promissory notes issued (in bearer form) by banks or bank holding companies, corporations and finance companies. A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to rating agencies by the issuer or obtained from other sources the rating agencies consider reliable. The rating agencies do not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

See “Cash Equivalents” for more information.

Convertible Securities
The Fund may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if the Sub-Adviser believes that a company’s convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Fund’s portfolios include convertible bonds, convertible preferred stocks, warrants or notes or other instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

Convertible debt securities, until converted, have the same general characteristics as other fixed-income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

As with all fixed-income securities, the market value of convertible debt securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure.

Holders of fixed-income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer. Accordingly, convertible securities have unique investment characteristics because: (1) they have relatively high yields as compared to common stocks; (2) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines; and (3) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

The Fund may invest in “synthetic” convertible securities. A synthetic convertible security is a derivative position composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities. Synthetic convertibles are typically offered by financial institutions or investment banks in private placement transactions and are typically sold back to the offering institution. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, “synthetic” and “exchangeable” convertible securities are preferred stocks or debt obligations of an issuer which are structured with an embedded equity component whose conversion value is based on the value of the common stocks of two or more different issuers or a particular benchmark (which may include indices, baskets of domestic stocks, commodities, a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). The value of a synthetic convertible is the sum of the values of its preferred stock or debt obligation component and its convertible component. Therefore, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, the Fund purchasing a synthetic convertible security may have counterparty (including credit) risk with respect to the financial institution or investment bank that offers the instrument. Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security. Synthetic convertible securities are considered convertible securities for compliance testing purposes.

Credit and Liquidity Enhancements
Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. The Sub-Adviser may rely on its evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, the Sub-Adviser will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or the Fund’s share price.

Debt Securities
Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that the Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by the Fund, and thus the NAV of the shares of the Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturity of the Fund’s investments, changes in relative values of the currencies in which the Fund’s investments are denominated relative to the U.S. dollar, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed-income securities held by the Fund, and a decline in interest rates will increase the value of fixed-income securities held by the Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

The Fund’s investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for the Fund. The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

Since shares of the Fund represent an investment in securities with fluctuating market prices, the value of shares of the Fund will vary as the aggregate value of the Fund’s portfolio securities increases or decreases. Moreover, the value of lower-rated debt securities that the Fund purchases may fluctuate more than the value of higher-rated debt securities. Lower-rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower-rated fixed-income securities generally tend to reflect short term corporate and market developments to a greater extent than higher-rated securities that react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Fund but will be reflected in the NAV of the Fund’s shares.

Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

When and if available, debt securities may be purchased at a discount from face value. From time to time, the Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Sub-Adviser, such securities have the potential for future income (or capital appreciation, if any).

Investment grade securities are generally securities rated at the time of purchase Baa3 or better by Moody’s or BBB- or better by S&P or comparable non-rated securities. Non-rated securities will be considered for investment by the Fund when the Sub-Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund’s objective and policies.

Corporate debt securities with a below investment grade rating have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. If a credit rating agency changes the rating of a portfolio security held by the Fund, the Fund may retain the portfolio security if the Adviser or the Sub-Adviser, where applicable, deems it in the best interest of the Fund’s shareholders.

The ratings of fixed-income securities by an NRSRO are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor’s standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Sub-Adviser will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above.

Depositary Receipts and Registered Depositary Certificates
The Fund may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”), Non-Voting Depositary Receipts (“NVDRs”) or other similar securities representing ownership of securities of non-U.S. issuers held in trust by a bank, exchange or similar financial institution. These securities may not necessarily be denominated in the same currency as the securities they represent. Designed for use in U.S., European and international securities markets, as applicable, ADRs, EDRs, GDRs, IDRs and NVDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-U.S. securities to which they relate.

ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-U.S. banking and trust companies that evidence ownership of either foreign or U.S. securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying non-U.S. securities. NVDRs are typically issued by an exchange or its affiliate. Generally, ADRs, in registered form, are designed for use in U.S. securities markets, and EDRs, GDRs, IDRs and NVDRs are designed for use in European and international securities markets. An ADR, EDR, GDR, IDR or NVDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

Derivative Instruments – General Discussion
The Fund may use derivative instruments consistent with its investment objective for purposes including, but not limited to, hedging, managing risk or equitizing cash while maintaining liquidity. Derivative instruments are commonly defined to include securities or contracts whose value depends on (or “derives” from) the value of one or more other assets, such as securities, currencies or commodities. These “other assets” are commonly referred to as “underlying assets.” Please see the disclosure regarding specific types of derivative instruments, such as options, futures, swaps, forward contracts, indexed securities and structured notes elsewhere in this SAI for more information.

Hedging. The Fund may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or anticipated to be held in, their respective portfolios. Derivatives may also be used by the Fund to “lock-in” realized but unrecognized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

Managing Risk. The Fund may also use derivative instruments to manage the risks of their respective assets. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations held, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as equity, debt and foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way for the Fund to invest than “traditional” securities (i.e., stocks or bonds) would.

Equitization. The Fund may also use derivative instruments to maintain exposure to the market, while maintaining liquidity to meet expected redemptions or pending investment in securities. The use of derivative instruments for this purpose may result in losses to the Fund and may not achieve the intended results. The use of derivative instruments may not provide the same type of exposure as is provided by the Fund’s other portfolio investments.

Exchange or OTC Derivatives. Derivative instruments may be exchange-traded or traded in over-the-counter (“OTC”) transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally liquid. The exchange clearinghouse is the counterparty of every exchange-traded contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. OTC derivatives are contracts between the holder and another party to the transaction (usually a securities dealer or a bank), but not any exchange clearinghouse. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. Currently, some, but not all, swap transactions are subject to central clearing. Swap transactions that are not centrally cleared are less liquid investments than exchange-traded instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although these changes are expected to decrease the counterparty risk involved in bilaterally negotiated contracts because they interpose the central clearinghouse as the counterparty to each participant’s swap, exchange-trading and clearing would not make swap transactions risk-free.

Capped Options. Interest rate-capped options may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect a portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Risks and Special Considerations. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections relating to those instruments contained elsewhere in this SAI.

1.Market Risk. The primary risk of derivatives is the same as the risk of the underlying assets; namely, that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Sub-Adviser’s ability to anticipate movements of the securities and currencies markets, which requires different skills than anticipating changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the Sub-Adviser’s judgment that the derivative transaction will provide value to the Fund and its shareholders and is consistent with the Fund’s objectives, investment limitations and operating policies. In making such a judgment, the Sub-Adviser will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund’s entire portfolio and investment objective.

2.Credit Risk. The Fund will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, including currency forward contracts, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that the Sub-Adviser reasonably believes are capable of performing under the contract.

3.Correlation Risk. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) can result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

4.Liquidity Risk. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. The requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

5.Legal Risk. Legal risk is the risk of loss caused by the legal unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

6.Systemic or “Interconnection” Risk. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Commodity Pool Operator Exclusion. The Adviser currently intends to operate the Fund in compliance with the requirements of Rule 4.5 of the Commodity Futures Trading Commission (“CFTC”). As a result, the Fund is not deemed to be a “commodity pool” under the Commodity Exchange Act (the “CEA”) and will be limited in its ability to use futures and options on futures or commodities or engage in swap transactions for other than bona fide hedging purposes. Provided the Fund operates within the limits of Rule 4.5 of the CFTC, the Adviser will be excluded from registration with and regulation under the CEA and the Adviser will not be deemed to be a “commodity pool operator” with respect to the operations of the Fund. If the Fund were no longer able to claim the exclusion, the Fund and the Adviser, to the extent trading in commodity interests, would be subject to regulation under the CEA.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by the third quarter of 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager

Direct Investments
Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise.

Certain direct investments may include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. Direct investments may also fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations.

Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the direct investments may take longer to liquidate than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expense of the registration. Direct investments may be considered illiquid and, in that case, would be aggregated with other illiquid investments for purposes of the limitation on illiquid investments. Direct investments can be difficult to price and may be valued at “fair value” in accordance with valuation policies established by the Board. The pricing of direct investments may not be reflective of the price at which these assets could be liquidated.

Effective Maturity
The Fund may use an effective maturity for determining the maturity of its portfolio. Effective maturity means the average expected repayment date of the portfolio taking into account prospective calls, puts and mortgage pre-payments, in addition to the maturity dates of the securities in the portfolio.

Equity Securities

Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative or noncumulative, participating or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases, preferred stock dividends are not paid at a stated rate and may vary depending on an issuer’s financial performance. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

Mid-Cap and Small-Cap Stocks. The general risks associated with equity securities and liquidity risk are particularly pronounced for stocks of companies with market capitalizations that are small compared to other publicly traded companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Stocks of mid-capitalization and small-capitalization companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Generally, the smaller the company, the greater these risks become.

Value Stocks. The Fund may invest in companies that may not be expected to experience significant earnings growth, but whose securities the portfolio managers believe are selling at a price lower than their true value. Companies that issue such “value stocks” may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. The principal risk of investing in value stocks is that they may never reach what the Fund’s portfolio managers believe is their full value or that they may go down in value. If the portfolio managers’ assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of that company’s stocks may decline or may not approach the value that the portfolio managers anticipate.

Eurocurrency Instruments
The Fund may make investments in Eurocurrency instruments. Eurocurrency instruments are futures contracts or options thereon which are linked to the London InterBank Offered Rate (“LIBOR”) or to the interbank rates offered in other financial centers. Eurocurrency futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund may use Eurocurrency futures contracts and options thereon to hedge against changes in LIBOR and other interbank rates, to which many interest rate swaps and fixed-income instruments are linked. Global regulators have indicated an intent to phase out the use of LIBOR by December 30, 2021. To the extent LIBOR is no longer available, the Fund will seek alternative rates.

Exchange-Traded Funds
The Fund may invest in shares of exchange-traded funds (“ETFs”). ETFs are investment companies that trade like stocks. (See also “Investment Companies.”) Like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of stocks. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in its being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund’s investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for the Fund to the equity market without investing in individual common stocks, particularly in the context of managing cash flows into the Fund or where access to a local market is restricted or not cost-effective. The Fund may invest in certain ETFs that have obtained exemptive orders from the SEC that permit registered investment companies such as the Fund to invest in those ETFs beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions. Ordinarily, Section 12(d)(1) of the 1940 Act limits a Fund’s investments in a single ETF to 5% of its total assets and in all ETFs to 10% of its total assets. In reliance on such exemptive orders, the Fund may generally invest in excess of these 5% and 10% limitations in a single ETF or in multiple ETFs, respectively. The Fund may also rely on Rule 12d1-4 of the 1940 Act, which provides am exemption from section 12(d)(1) that allows a Fund to invest all of its assets in other registered investment companies, including ETFs, if the Fund satisfies certain conditions specified in the Rule. For additional information, see “Investment Companies” below.

The Fund may invest its net assets in ETFs that invest in securities similar to those in which the Fund may invest directly, and count such holdings towards various guideline tests.

The Fund may invest in ETFs to gain broad market, sector or asset class exposure, including during periods when it has large amounts of uninvested cash or when the Sub-Adviser believes share prices of ETFs offer attractive values, subject to any applicable investment restrictions in the Prospectus and this SAI.

ETFs generally do not sell or redeem their shares for cash, and most investors do not purchase or redeem shares directly from an ETF at all. Instead, an ETF issues and redeems its shares in large blocks called “creation units.” Creation units are issued to anyone who deposits a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends on the securities (net of expenses) up to the time of deposit. Creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends on the date of redemption. Most ETF investors purchase and sell ETF shares in the secondary trading market on a securities exchange in lots of any size, at any time during the trading day. ETF investors generally pay a brokerage fee for each purchase or sale of ETF shares, including purchases made to reinvest dividends.

Because ETF shares are created from the securities of an underlying portfolio and may be redeemed for the securities of an underlying portfolio on any day, arbitrage traders may move to profit from any price discrepancies between the shares and the ETF’s portfolio, which in turn helps to close the price gap between the two. Because of supply and demand and other market factors, there may be times during which an ETF share trades at a premium or discount to its NAV.

The Fund intends to be a long-term investor in ETFs and does not intend to purchase and redeem creation units to take advantage of short-term arbitrage opportunities. However, the Fund may redeem creation units for the underlying securities (and any applicable cash) and may assemble a portfolio of the underlying securities to be used (with any required cash) to purchase creation units, if the Sub-Adviser believes that it is in the Fund’s best interest to do so. The Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs are not obligated to redeem shares held by the Fund in an amount exceeding 1% of their total outstanding securities during any period of less than 30 days.

The Fund will invest in ETF shares only if the ETF is registered as an investment company under the 1940 Act (see “Investment Companies” below). If an ETF in which the Fund invests ceases to be a registered investment company, the Fund will dispose of the securities of the ETF. Furthermore, in connection with its investment in ETF shares, the Fund incurs various costs. The Fund may also realize capital gains or losses when ETF shares are sold, and the purchase and sale of the ETF shares may generate a brokerage commission that may result in costs. In addition, the Fund will be subject to other fees as an investor in ETFs. Generally, those fees include, but are not limited to, trustee fees, operating expenses, licensing fees, registration fees and marketing expenses, each of which will be reflected in the NAV of the ETF and therefore its shares.

There is a risk that an ETF in which the Fund invests may terminate due to extraordinary events that may cause service providers to the ETF, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund may principally invest are granted licenses to use the relevant indices as a basis for determining their compositions and otherwise to use certain trade names, the ETFs may terminate if the license agreements are terminated. In addition, an ETF may terminate if its NAV falls below a certain amount.

Aggressive ETF Investment Technique Risk. ETFs may use investment techniques and financial instruments that could be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. An ETF’s investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Such instruments, particularly when used to create leverage, may expose the ETF to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The use of aggressive investment techniques also exposes an ETF to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying the ETF’s benchmark, including: (1) the risk that an instrument is temporarily mispriced; (2) credit, performance or documentation risk on the amount each ETF expects to receive from a counterparty; (3) the risk that securities prices, interest rates and currency markets will move adversely and an ETF will incur significant losses; (4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; (5) the risk that the cost of holding a financial instrument may exceed its total return; and (6) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, both of which may make it difficult or impossible to adjust an ETF’s position in a particular instrument when desired.

Inverse Correlation ETF Risk. ETFs benchmarked to an inverse multiple of an index generally lose value as the index or security underlying such ETF’s benchmark is increasing (gaining value), a result that is the opposite from conventional mutual funds.

Leveraged ETF Risk. Leverage offers a means of magnifying market movements into larger changes in an investment’s value and provides greater investment exposure than an unleveraged investment. While only certain ETFs employ leverage, many may use leveraged investment techniques for investment purposes. The ETFs that employ leverage will normally lose more money in adverse market environments than ETFs that do not employ leverage.

Firm or Standby Commitments — Obligations with Puts Attached
The Fund may from time to time purchase securities on a “firm commitment” or “standby commitment” basis. Such transactions might be entered into, for example, when the Sub-Adviser of the Fund anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will generally make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. Liquid assets are maintained to cover “senior securities” transactions which may include, but are not limited to, the Fund’s commitments to purchase securities on a firm commitment basis. The value of the Fund’s “senior securities” holdings are marked-to-market daily to ensure proper coverage.

The Fund may purchase securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a “put” and is also referred to as a “standby commitment.” The Fund may pay for a standby commitment either separately in cash, or in the form of a higher price for the securities that are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The Sub-Adviser understands that the Internal Revenue Service (the “IRS”) has issued a revenue ruling to the effect that, under specified circumstances, a RIC will be the owner of municipal obligations acquired subject to a put option. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Fund intends to take the position that it is the owner of any debt securities acquired subject to a standby commitment; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that firm or standby commitments will be available to the Fund, nor will the Fund assume that such commitments would continue to be available under all market conditions.

A standby commitment may not be used to affect the Fund’s valuation of the security underlying the commitment. Any consideration paid by the Fund for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Fund as unrealized depreciation until the standby commitment is exercised or has expired.

Firm and standby transactions are entered into in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund’s assets. However, the Fund will not accrue any income on these securities prior to delivery. The value of firm and standby commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into.

The Fund does not believe that its NAV per share or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis. At the time the Fund makes the commitment to purchase a security on a firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the its NAV per share. The market value of the firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. The Board does not believe that the Fund’s NAV or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis.

Floating and Variable Rate Securities
The Fund may invest in floating and variable rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, due to (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value, and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity.

The interest rate on a floating rate debt instrument (“floater”) is a variable rate that is tied to another interest rate, such as a money-market index or a Treasury bill rate. The interest rate on a floater may reset periodically, typically every three to six months, or whenever a specified interest rate changes. While, because of the interest rate reset feature, floaters may provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well.

The Fund may invest in leveraged inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of the Fund’s limitation on investments in such securities.

Foreign Currency Transactions (Forward Contracts)
A foreign currency forward exchange contract (a “forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the contract date, at a price set at the time of the contract. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Forward contracts to purchase or sell a foreign currency may also be used by the Fund in anticipation of future purchases (or in settlement of such purchases) or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected. Forward currency contracts may also be used to exchange one currency for another, including to repatriate foreign currency. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Although these contracts are intended, when used for hedging purposes, to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain which might result should the value of such currencies increase. Liquid assets are maintained to cover “senior securities transactions” which may include, but are not limited to, the Fund’s foreign currency transactions. The value of the Fund’s “senior securities” holdings are marked-to-market daily to ensure proper coverage.

Foreign currency transactions in which the Fund may engage include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts. The Fund also may use foreign currency transactions to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

To the extent that the Fund invests in foreign securities, it may enter into foreign currency forward contracts in order to increase its return by trading in foreign currencies and/or protect against uncertainty in the level of future foreign currency exchange rates. The Fund may also enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, the Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

Normally, consideration of fair value exchange rates will be incorporated in a longer-term investment decision made with regard to overall diversification strategies. However, the Sub-Adviser believes that it is important to have the flexibility to enter into such forward contracts when they determine that the best interest of the Fund will be served by entering into such a contract. Set forth below are examples of some circumstances in which the Fund might employ a foreign currency transaction. When the Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although the Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a “settlement” hedge or “transaction” hedge.

When the Sub-Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, an amount of foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a “position” hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency, which may be less costly than a direct hedge. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. A proxy hedge entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired, as proxies, and the relationship can be very unstable at times. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute “transaction” or “position” hedges (including “proxy” hedges), the Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency (or the related currency, in the case of a “proxy” hedge).

The Fund also may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a “cross-currency” hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. “Cross-currency” hedges protect against losses resulting from a decline in the hedged currency but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

The Fund may also enter into currency transactions to profit from changing exchange rates based upon the Sub-Adviser’s assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Sub-Adviser’s currency assessment is incorrect.

At the consummation of the forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. The Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss.

When the Fund has sold a foreign currency, a similar process would be followed at the consummation of the forward contract. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-Adviser.

In cases of transactions which constitute “transaction” or “settlement” hedges or “position” hedges (including “proxy” hedges) or “cross-currency” hedges that involve the purchase and sale of two different foreign currencies directly through the same foreign currency contract, the Fund may deem its forward currency hedge position to be covered by underlying portfolio securities or may maintain liquid assets in an amount at least equal in value to the Fund’s sum of the unrealized gain and loss for each contract. As with forward contracts, liquid assets are maintained to cover “senior securities transactions” which may include, but are not limited to, the Fund’s forward contracts. The value of the Fund’s “senior securities” holdings are marked-to-market daily to ensure proper coverage. In the case of “anticipatory” hedges and “cross-currency” hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, the Fund will maintain liquid assets as described above.

With respect to futures contracts and forwards contracts that are contractually required to cash-settle, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value, for senior security purposes. The portion of the Fund’s assets invested in futures and forward contracts that are required to cash-settle and in those that are not will vary from time to time, so the Fund’s asset segregation requirements will vary accordingly. The Fund reserves the right to modify its asset segregation policies in the future, including modifications to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

The Sub-Adviser believes that active currency management strategies can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies that may not involve the currency in which the foreign security is denominated. However, the use of currency management strategies to protect the value of the Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.

While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

The Fund cannot assure that its use of currency management will always be successful. Successful use of currency management strategies will depend on the Sub-Adviser’s skill in analyzing currency values. Currency management strategies may substantially change the Fund’s investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the Sub-Adviser anticipates. For example, if a currency’s value rose at a time when the Sub-Adviser had hedged the Fund by selling that currency in exchange for dollars, the Fund would not participate in the currency’s appreciation. If the Sub-Adviser hedges currency exposure through proxy hedges, the Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the Sub-Adviser increases the Fund’s exposure to a foreign currency and that currency’s value declines, the Fund will realize a loss. There is no assurance that the Sub-Adviser’s use of currency management strategies will be advantageous to the Fund or that they will hedge at appropriate times. The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, the Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Sub-Adviser’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave the Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll- over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, these contracts are subject to counterparty risks as there can be no assurance that the other party to the contract will perform its services thereunder. Certain foreign currency forwards may eventually be exchange-traded and cleared. Although these changes are expected to decrease the credit risk involved in bilaterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free. The Fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Foreign Government and Supranational Entity Securities
The Fund may invest in debt securities or obligations of foreign governments, agencies, and supranational organizations (“Sovereign Debt”). The Fund’s portfolio may include government securities of a number of foreign countries or, depending upon market conditions, those of a single country. Investments in Sovereign Debt can involve greater risks than investing in U.S. government securities. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of default.

The Sub-Adviser’s determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for government securities of the country. Examples of foreign governments which the Sub-Adviser currently considers to be stable, among others, are the governments of Canada, Germany, Japan, Sweden and the United Kingdom. The Sub-Adviser does not believe that the credit risk inherent in the Sovereign Debt of such stable foreign governments is significantly greater than that of U.S. government securities. The percentage of the Fund’s assets invested in foreign government securities will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries’ financial markets, the interest rate climate of such countries and the relationship of such countries’ currencies to the U.S. dollar.

Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

Debt securities of “quasi-governmental entities” are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government’s full faith and credit and general taxing powers. Examples of quasi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. The Fund’s portfolio may also include debt securities denominated in European Currency Units of an issuer in a country in which the Fund may invest. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Union.

A “supranational entity” is an entity established or financially supported by the governments of several countries to promote reconstruction, economic development or trade. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank and the European Coal and Steel Community. Typically, the governmental members, or “stockholders,” make initial capital contributions to the supranational entity and may be committed to make additional contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions or otherwise provide continued financial backing to the supranational entity. If such contributions or financial backing are not made, the entity may be unable to pay interest or repay principal on its debt securities. As a result, the Fund might lose money on such investments. In addition, if the securities of a supranational entity are denominated in a foreign currency, the obligations also will bear the risks of foreign currency investments. Securities issued by supranational entities may (or may not) constitute foreign securities for purposes of the Fund, depending on a number of factors, including the countries that are members of the entity, the location of the primary office of the entity, the obligations of the members, the markets in which the securities trade, and whether, and to what extent, the performance of the securities is tied closely to the political or economic developments of a particular country or geographic region.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the Fund’s investments. Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Sub-Adviser intend to manage the Fund’s portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.

Foreign Index-Linked Instruments
The Fund may invest, subject to compliance with its limitations applicable to its investment in debt securities, in instruments which have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. For example, the Fund may invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index (“foreign index-linked instruments”). Foreign index-linked instruments have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

A foreign index-linked instrument may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument, the performance of which determines the return for the instrument. Currency-indexed securities may be positively or negatively indexed, meaning their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Foreign Securities
The Fund may invest in U.S. dollar-denominated and non-U.S. dollar-denominated foreign debt and equity securities and in CDs issued by foreign banks and foreign branches of U.S. banks. Securities of issuers within a given country may be denominated in the currency of another country. The foreign securities are generally those securities issued by companies organized outside the U.S. and, in the case of equity securities, that trade primarily in markets outside the U.S., have their primary markets outside of the U.S., or are otherwise deemed to be non-U.S. securities by the Sub-Adviser. These foreign securities are subject to most, if not all, of the risks of foreign investing.

Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. If foreign securities are determined to be illiquid, then the Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions.

The Fund may invest in securities of issuers in emerging markets, including issuers in Asia (including Russia), Eastern Europe, Central and South America, the Middle East and Africa. Securities markets of emerging countries may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of the Fund’s assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability of the Fund to the purchaser. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Fund may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

Some securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities may be exposed to many, if not all, of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to U.S. dollar-denominated securities traded in U.S. securities markets.

Investment in countries with emerging markets presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Countries with developing markets have economic structures that are less mature. Furthermore, countries with developing markets have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of countries with developing markets generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Futures Transactions
A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of the Fund’s current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases. See “Derivative Instruments -- General Discussion” for more information. For a discussion on currency futures, please see “Foreign Currency Transactions (Forward Contracts)” in this section.

In the United States, futures contracts are traded on boards of trade that have been designated as “contract markets” or registered as derivatives transaction execution facilities by the CFTC. Futures contracts generally trade on these markets through an “open outcry” auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies, including long-term U.S. Treasury bonds,

Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank CDs, municipal bond indices, individual equity securities and various stock indices. Subject to compliance with applicable CFTC rules, the Fund also may enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris, as long as trading on foreign futures exchanges does not subject the Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges.

Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing- out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”) as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund and broker do not exchange cash flows daily as a result of the daily change in unrealized appreciation or depreciation. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract and will settle cash on such date. In computing daily NAV per share, the Fund will mark-to-market its open futures positions. Moreover, the Fund will maintain sufficient liquid assets to cover its obligations under open futures contracts.

Futures on Debt Securities. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships.

Accordingly, the Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities. The Fund may also enter into such futures contracts as a substitute for the purchase of longer-term securities to lengthen or shorten the average maturity or duration of the Fund’s portfolio, and for other appropriate risk management, income enhancement and investment purposes.

For example, the Fund may take a “short” position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund’s investment portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On other occasions, the Fund may take a “long” position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. The Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase, or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly.

Depending upon the types of futures contracts that are available to hedge the Fund’s portfolio of securities or portion of a portfolio, perfect correlation between that Fund’s futures positions and portfolio positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when the Fund might wish to buy or sell a futures contract.

Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Sub-Adviser to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Board.

Securities Index Futures. A securities index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific securities index at the close of the last trading day of the contract and the price at which the agreement is made. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular securities index futures contract reflect changes in the specified index of equity securities on which the contract is based. A securities index is designed to reflect overall price trends in the market for equity securities.

The Fund may purchase and sell securities index futures to hedge the equity portion of its investment portfolio with regard to market (systematic) risk (involving the market’s assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market’s evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contracts. The Fund may enter into securities index futures to the extent that it has equity securities in its portfolio. Similarly, the Fund may enter into futures on debt securities indices (including the municipal bond index) to the extent it has debt securities in their portfolios. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Fund’s ability to invest in foreign currencies, the Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. The Fund may also use securities index futures to maintain exposure to the market, while maintaining liquidity to meet expected redemptions or pending investment in securities.

By establishing an appropriate “short” position in securities index futures, the Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. The Fund may also purchase futures on debt securities or indices as a substitute for the purchase of longer-term debt securities to lengthen the dollar-weighted average maturity of the Fund’s debt portfolio or to gain exposure to particular markets represented by the index.

Options on Futures. For bona fide hedging, risk management and other appropriate purposes, the Fund also may purchase and write call and put options on futures contracts that are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges.

A “call” option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. Upon the exercise of a “call,” the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities or the currencies in which such securities are denominated. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Fund is not fully invested or of lengthening the average maturity or duration of the Fund’s portfolio.

A “put” option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price at any time before the option expires. Upon exercise of a “put,” the writer of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to the Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Fund’s purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market. The purchase of put options on futures contracts is a means of hedging the Fund’s portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency.

When an entity exercises an option and assumes a “long” futures position, in the case of a “call,” or a “short” futures position, in the case of a “put,” its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, owning an option may or may not be less risky than ownership of the futures contract or underlying securities or currencies. In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures. If the Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss on the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, the Fund’s ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Fund will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

Coverage of Futures Contracts and Options on Futures Contracts. The Fund may only enter into futures contracts or related options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. The Fund will not enter into futures contracts to the extent that the market value of the contracts exceed 100% of the Fund’s net assets.

When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund. When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

The requirements for qualification as a RIC also may limit the extent to which the Fund may enter into futures, options on futures or forward contracts. See “Federal Income Tax Matters.”

Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund’s securities being hedged, even if the hedging vehicle closely correlates with the Fund’s investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. It is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on securities, including technical influences in futures trading and options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when the Fund has sold single stock futures or stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund’s portfolio might decline. If this were to occur, the Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities. This risk may be magnified for single stock futures transactions, as the Sub-Adviser would be required to predict the direction of the price of an individual stock, as opposed to securities prices generally.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed.

Also, in the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all the margin owed to the Fund, potentially resulting in a loss.

In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Fund generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that the Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

High Yield Securities
Typically, high yield debt securities (sometimes called “junk bonds”) are rated below investment grade by one or more of the rating agencies or, if not rated, are determined to be of comparable quality by the Sub-Adviser and are generally considered to be speculative. Investment in lower rated corporate debt securities provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.

Investors should be willing to accept the risk associated with investment in high yield/high risk securities. Investment in high yield/high risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield/high risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield/high risk bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments.

The secondary market on which high yield/high risk bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield/high risk bond, and could adversely affect and cause large fluctuations in the Fund’s daily NAV. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield/high risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If such securities are determined to be illiquid, then the Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield/high risk bonds, especially in a thinly traded market.

Some high yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

If the issuer of high yield/high risk bonds defaults, the Fund may incur additional expenses to seek recovery. In the case of high yield/high risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

Analysis of the creditworthiness of issuers of high yield/high risk bonds may be more complex than for issuers of higher quality debt securities, and the ability of the Fund to achieve its investment objective may, to the extent of its investment in high yield/high risk bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The use of credit ratings as the sole method for evaluating high yield/high risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield/high risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by the Fund, the Fund may retain the portfolio security if the Sub-Adviser, where applicable, deems it in the best interest of the Fund’s shareholders. Legislation designed to limit the use of high yield/high risk bonds in corporate transactions may have a material adverse effect on the Fund’s NAV per share and investment practices.

In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. The Fund records the interest on these securities annually as income even though it receives no cash interest until the security’s maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Therefore, the Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratios and decrease its rate of return.

Hybrid Instruments and Other Capital Securities

Hybrid Instruments. A hybrid instrument, or hybrid, is a derivative interest in an issuer that combines the characteristics of an equity security and a debt security. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. For example, a hybrid instrument may have an interest rate or principal amount that is determined by an unrelated indicator, such as the performance of a commodity or a securities index. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return and duration management. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics. Some of these structural features may include, but are not limited to, structural subordination to the claims of senior debt holders, interest payment deferrals under certain conditions, perpetual securities with no final maturity date, and/or maturity extension risk for callable securities should the issuer elect not to redeem the security at a predetermined call date.

Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S.-dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. There is a risk that, under certain conditions, the redemption value of a hybrid may be zero. Depending on the level of the Fund’s investment in hybrids, these risks may cause significant fluctuations in the Fund’s NAV. Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products may be subject to limits described below under the heading “Investment Companies.”

Other Capital Securities. Other capital securities give issuers flexibility in managing their capital structure. The features associated with these securities are predominately debt like in that they have coupons, pay interest and in most cases have a final stated maturity. There are certain features that give the companies flexibility not commonly found in fixed-income securities, which include, but are not limited to, deferral of interest payments under certain conditions and subordination to debt securities in the event of default. However, it should be noted that in an event of default the securities would typically be expected to rank senior to common equity. The deferral of interest payments is generally not an event of default for an extended period of time and the ability of the holders of such instruments to accelerate payment under terms of these instruments is generally more limited than other debt securities.

Trust Preferred Securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Illiquid Securities
The Fund may invest in illiquid securities if such purchases at the time thereof would not cause more than 15% of the value of the Fund’s net assets to be invested in such illiquid or not readily marketable assets.

The term “illiquid security” is defined as a security which the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. The lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Adviser determines the liquidity of the Fund’s investments subject to guidelines as set forth in the Fund’s liquidity risk management program. Illiquid securities will generally be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

If market conditions make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security’s sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

Industrial Development and Pollution Control Bonds
Industrial Development Bonds that pay tax-exempt interest are, in most cases, revenue bonds and are issued by, or on behalf of, public authorities to raise money to finance various privately operated facilities for business, manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. These bonds are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

Industrial Development and Pollution Control Bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Industrial Development Bonds issued after the effective date of the Tax Reform Act of 1986 (“TRA”), as well as certain other bonds, are now classified as “private activity bonds.”

Initial Public Offerings (“IPOs”)
IPOs occur when a company first offers its securities to the public. Although companies can be any age or size at the time of their IPOs, they are often smaller and have limited operating histories, which may involve a greater potential for the value of their securities to be impaired following the IPO.

Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by the issuance of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and the limited availability of investor information. As a result of this or other factors, the Sub-Adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Fund. Any gains from shares held for one year or less may be treated as short-term gains, and be taxable as ordinary income to the Fund’s shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on the Fund’s performance if the Fund’s asset base is small. Consequently, IPOs may constitute a significant portion of the Fund’s returns particularly when the Fund is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a small component of the Fund’s assets as it increases in size and therefore have a more limited effect on the Fund’s performance.

There can be no assurance that IPOs will continue to be available for the Fund to purchase. The number or quality of IPOs available for purchase by the Fund may vary, decrease or entirely disappear. In some cases, the Fund may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the after-market at a price greatly exceeding the offering price, making it more difficult for the Fund to realize a profit.

Investment Companies
The Fund may invest in securities of other investment companies, including closed-end investment companies, ETFs and business development companies, subject to limitations prescribed by the 1940 Act and any applicable investment restrictions described in the Fund’s Prospectus and SAI. Among other things, the 1940 Act limitations prohibit the Fund from: (1) acquiring more than 3% of the voting shares of an investment company; (2) investing more than 5% of the Fund’s total assets in securities of any one investment company; and (3) investing more than 10% of the Fund’s total assets in securities of all investment companies. These restrictions may not apply to certain investments in money market funds. The Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Fund invests in addition to the fees and expenses the Fund bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicative management and advisory fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or OTC at a premium or a discount to their NAV per share. Others are continuously offered at NAV per share but may also be traded in the secondary market. In addition, the Fund may not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. For purposes of determining compliance with the Fund’s policy on concentrating its investments in any one industry, the Fund generally does not look through investments in underlying investment companies for purposes of applying its concentration limitations, unless the underlying investment company would be counted for purposes of calculating the Fund’s concentration limitation.

However, the SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Fund) in excess of these limits. The Fund may invest in ETFs that have received such exemptive orders from the SEC, pursuant to the conditions specified in such orders. For more information, please see the section entitled “Exchange-Traded Funds.”

Lending of Portfolio Securities
Although there is no immediate intent to do so, the Fund may lend portfolio securities to certain broker/dealers and institutions to the extent permitted by the 1940 Act, as modified or interpreted by regulatory authorities having jurisdiction, from time to time, in accordance with procedures adopted by the Board. By lending its securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. Such loans must be secured by collateral in cash or U.S. government securities maintained on a current basis in an amount at least equal to 100% of the current market value of the securities loaned. The Fund may call a loan and obtain the securities loaned at any time generally on less than five days’ notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment.

As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with the Fund. The Fund also bears the risk that the borrower may fail to return the securities in a timely manner or at all, either because the borrower fails financially or for other reasons. The Fund could experience delays and costs in recovering the loaned securities or in gaining access to and liquidating the collateral, which could result in actual financial loss and which could interfere with portfolio management decisions or the exercise of ownership rights in the loaned securities. However, the loans would be made only to firms deemed by the Sub-Adviser or their agent to be creditworthy and when the consideration that can be earned currently from securities loans of this type, justifies the attendant risk. If the Sub-Adviser, as the case may be, determines to make securities loans, it is intended that the value of the securities loaned will not exceed 33 1/3% of the value of the total assets of the lending Fund.

While securities are on loan, the Fund is subject to: the risk that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults; the risk that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan; the risk that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for amount of the collateral posted; the risk that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities; the risk that return of loaned securities could be delayed and could interfere with portfolio management decisions; and the risk that any efforts to recall the securities for purposes of voting may not be effective.

Subject to exemptive relief granted to the Fund from certain provisions of the 1940 Act, the Fund, subject to certain conditions and limitations, is permitted to invest cash collateral and uninvested cash in one or more money market funds that are affiliated with the Fund.

Loan Participation Interests
The Fund may invest in participation interests in loans. The Fund’s investment in loan participation interests may take the form of participation interests in, or assignments or novations of a corporate loan (“Participation Interests”). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests (“Participants”). In a novation, the Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, the Fund may purchase an assignment of all or a portion of a lender’s interest in a corporate loan, in which case, the Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender’s rights in the corporate loan.

The Fund also may purchase Participation Interests in a portion of the rights of a lender in a corporate loan. In such a case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Fund must rely on the lending institution for that purpose. The Fund will not act as an agent bank, guarantor or sole negotiator of a structure with respect to a corporate loan.

In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders that are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for registered investment companies. The Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank may monitor the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement the Fund has direct recourse against the borrower (which is unlikely), the Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given discretion in enforcing the corporate loan agreement, and is obligated to follow the terms of the loan agreements and use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

A financial institution’s employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care, becomes insolvent, has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. Generally, a successor agent bank will be appointed to replace the terminated bank, and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of the Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank’s general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants, similar risks may arise.

When the Fund acts as co-lender in connection with Participation Interests or when the Fund acquires a Participation Interest the terms of which provide that the Fund will be in privity of contract with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests the Sub-Adviser will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Fund’s qualitative standards. There is a risk that there may not be a readily available market for Participation Interests and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When the Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an “issuer” of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund’s portfolio.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

The Fund may invest in loan participations with credit quality comparable to that of issuers of its portfolio investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Sub-Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s NAV than if that value were based on available market quotations and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.

Investment in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund will rely on the Sub-Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Adviser and Sub-Adviser monitor the value of the underlying securities at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that this value always equals or exceeds the agreed upon repurchase price to be paid to the Fund. The Adviser and Sub-Adviser, in accordance with procedures established by the Board, also evaluate the creditworthiness and financial responsibility of the banks and brokers or dealers with which the Fund may enter into repurchase agreements.

Floating Rate Loans. Floating rate loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Typically, these loans are the most senior source of capital in a borrower’s capital structure and have certain of the borrower’s assets pledged as collateral. The corporation pays interest and principal to the lenders.

A senior loan in which the Fund may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the borrower and in the drafting of the terms of the loan. The group of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. One or more of the lenders, referred to as the agent bank, usually administers the loan on behalf of all the lenders.

The Fund may invest in a floating rate loan in one of three ways: (1) it may make a direct investment in the loan by participating as one of the lenders; (2) it may purchase a participation interest; or (3) it may purchase an assignment. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a loan. The Fund may acquire participation interests from a lender or other holders of participation interests. Holders of participation interests are referred to as participants. An assignment represents a portion of a loan previously attributable to a different lender. Unlike a participation interest, the Fund will become a lender for the purposes of the relevant loan agreement by purchasing an assignment.

The Fund may make a direct investment in a floating rate loan pursuant to a primary syndication and initial allocation process (i.e., buying an unseasoned loan issue). A purchase can be effected by signing as a direct lender under the loan document or by the purchase of an assignment interest from the underwriting agent shortly after the initial funding on a basis which is consistent with the initial allocation under the syndication process. This is known as buying in the “primary” market. Such an investment is typically made at or about a floating rate loan’s “par” value, which is its face value. From time to time, lenders in the primary market will receive an up-front fee for committing to purchase a floating rate loan that is being originated. In such instances, the fee received is reflected on the books of the Fund as a discount to the loan’s par value. The discount is then amortized over the life of the loan, which would effectively increase the yield the Fund receives on the investment.

If the Fund purchases an existing assignment of a floating rate loan, or purchases a participation interest in a floating rate loan, it is said to be purchasing in the “secondary” market. Purchases of floating rate loans in the secondary market may take place at, above, or below the par value of a floating rate loan. Purchases above par will effectively reduce the amount of interest being received by the Fund through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by the Fund through the amortization of the purchase price discount. The Fund may be able to invest in floating rate loans only through participation interests or assignments at certain times when reduced primary investment opportunities in floating rate loans may exist. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. Therefore, when the Fund invests in floating rate loans through the purchase of participation interests, the Sub-Adviser must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Fund and a borrower. This secondary market is private and unregulated, and there is no organized exchange or board of trade on which floating rate loans are traded. Floating rate loans often trade in large denominations. Trades can be infrequent, and the market may be volatile.

Floating rate loans generally are subject to extended settlement periods and may require the consent of the borrower and/or agent prior to their sale or assignment. These factors may impair the Fund’s ability to generate cash through the liquidation of floating rate loans to repay debts, fund redemptions, or for any other purpose.

Typically, floating rate loans are secured by collateral. However, the value of the collateral may not be sufficient to repay the loan. The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The borrower’s owners may provide additional collateral, typically by pledging their ownership interest in the borrower as collateral for the loan. The borrower under a floating rate loan must comply with various restrictive covenants contained in any floating rate loan agreement between the borrower and the syndicate of lenders. A restrictive covenant is a promise by the borrower not to take certain action that may impair the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the borrower to prepay the floating rate loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a floating rate loan agreement, which is not waived by the agent bank and the lending syndicate normally, is an event of acceleration. This means that the agent bank has the right to demand immediate repayment in full of the outstanding floating rate loan.

The Sub-Adviser must determine that the investment is suitable for the Fund based on the Sub-Adviser’s independent credit analysis and industry research. Generally, this means that the Sub-Adviser has determined that the likelihood that the corporation will meet its obligations is acceptable. In considering investment opportunities, the Sub-Adviser will conduct extensive due diligence, which may include, without limitation, management meetings, financial analysis, industry research and reference verification from customers, suppliers and rating agencies.

Floating rate loans feature rates that reset regularly, maintaining a fixed spread over LIBOR or the prime rates of large money-center banks. The interest rate on the Fund’s investment securities will generally reset quarterly. During periods in which short-term rates rapidly increase, the Fund’s NAV may be affected. Investment in floating rate loans with longer interest rate reset periods or loans with fixed interest rates may also increase fluctuations in the Fund’s NAV as a result of changes in interest rates. However, the Fund may attempt to hedge its fixed rate loans against interest rate fluctuations by entering into interest rate swap or other derivative transactions.

Unfunded Loan Commitments. The Fund may enter into loan commitments that are unfunded at the time of investment. A loan commitment is a written agreement under which the lender (such as the Fund) commits itself to make a loan or loans up to a specified amount within a specified time period. The loan commitment sets out the terms and conditions of the lender’s obligation to make the loans. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is typically a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity. A revolving credit line allows borrowers to draw down, repay, and reborrow specified amounts on demand. The portion of the amount committed by a lender under a loan commitment that the borrower has not drawn down is referred to as “unfunded.” Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks. Typically, the Fund will enter into fixed commitments on term loans as opposed to revolving credit line arrangements.

Borrowers pay various fees in connection with loans and related commitments. In particular, borrowers may pay a commitment fee to lenders on unfunded portions of loan commitments and/or facility and usage fees, which are designed to compensate lenders in part for having an unfunded loan commitment.

Unfunded loan commitments expose lenders to credit risk—the possibility of loss due to a borrower’s inability to meet contractual payment terms. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower’s request, subject to certain conditions regarding the creditworthiness of the borrower. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

Since the Fund with an unfunded loan commitment has a contractual obligation to lend money on short notice, it will maintain liquid assets in an amount at least equal in value to the amount of the unfunded commitments. Liquid assets are maintained to cover “senior securities transactions” which may include, but are not limited to, the Fund’s unfunded loan commitments. The value of the Fund’s “senior securities” holdings are marked-to-market daily to ensure proper coverage.

The Fund records an investment when the borrower draws down the money and records interest as earned.

Master Limited Partnerships (“MLPs”)
MLPs are formed as limited partnerships or limited liability companies under state law and are generally treated as partnerships for U.S. federal income tax purposes. The equity securities issued by many MLPs are publicly traded and listed and traded on a U.S. exchange. An MLP typically issues general partner and limited partner interests. The general partner manages and often controls, has an ownership stake in, and is normally eligible to receive incentive distribution payments from, the MLP. To be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from certain qualifying sources as described in the Code. These qualifying sources include natural resources-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. The general partner may be structured as a private or publicly-traded corporation or other entity. The general partner typically controls the operations and management of the entity through an up to 2% general partner interest in the entity plus, in many cases, ownership of some percentage of the outstanding limited partner interests. The limited partners, through their ownership of limited partner interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double federal income taxation (i.e., corporate level tax and tax on corporate dividends).

While most MLPs are currently subject to U.S. federal tax as partnerships, a change in current tax law, or a change in the underlying business of a given MLP could result in the MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. Such treatment also would have the effect of reducing the amount of cash available for distribution by the affected MLP. Thus, if any MLP owned by the Fund were treated as a corporation for U.S. federal income tax purposes, such treatment could result in a reduction in the value of the Fund’s investment in such MLP. Certain MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions. Moreover, the terms of an MLP’s transactions with its parent or sponsor are typically not arrived at on an arm’s-length basis, and may not be as favorable to the MLP as a transaction with a non-affiliate.

MLP Equity Securities. Equity securities issued by MLPs typically consist of common units, subordinated units and a general partner interests.

•Common Units. The common units of many MLPs are listed and traded on national securities exchanges, including the NYSE, the NYSE MKT and the NASDAQ. Holders of MLP common units typically have very limited control and voting rights. Holders of such common units are typically entitled to receive the minimum quarterly distribution (the “MQD”), including arrearage rights, from the issuer. In the event of a liquidation, common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. The Fund may invest in different classes of common units that may have different voting, trading, and distribution rights.

•Subordinated Units. Subordinated units, which, like common units, represent limited partner interests, are not typically listed on an exchange or publicly traded. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. The Fund may invest in different classes of subordinated units that may have different voting, trading, and distribution rights.

•General Partner Interests. The general partner interest in MLPs is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment. General partner interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights, which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Due to the incentive distribution rights, GP MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution.

I-Shares. I-Shares represent an ownership interest issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect limited partner interest in the MLP. I-units have features similar to MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE.

Mortgage Dollar Rolls
A mortgage dollar roll (“MDR”) is a transaction in which the Fund sells mortgage-related securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund will maintain liquid assets having a value not less than the repurchase price. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

Mortgage-Related and Other Asset-Backed Securities
The Fund may buy mortgage-related and other asset-backed securities. Typically, mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by S&L institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see “Mortgage Pass-Through Securities”).

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline. However, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and, if the security has been purchased at a premium, the amount of the premium would be lost in the event of prepayment.

The Fund, to the extent permitted in the Prospectus, or otherwise limited herein, may also invest in debt securities that are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”), and in other types of mortgage-related securities. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

Generally, the Fund will invest in mortgage-related (or other asset-backed) securities either (1) issued by U.S. government-sponsored corporations such as GNMA, the Federal Home Loan Mortgage Corporation (“FHLMC”), and FNMA, or (2) privately issued securities rated Baa3 or better by Moody’s or BBB- or better by S&P or, if not rated, of comparable investment quality as determined by the Adviser or Sub-Adviser. In addition, if any mortgage-related (or other asset-backed) security is determined to be illiquid, the Fund will limit its investments in these and other illiquid instruments subject to the Fund’s limitation on investments in illiquid securities.

During past market disruptions, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which the Fund may invest) and may do so in the future. If a mortgage-related security in which the Fund is invested is placed on credit watch or downgraded, the value of the security may decline, and the Fund may experience losses.

Further, such disruptions in the residential mortgage-related securities market (and in particular, the “sub-prime” residential mortgage market), the broader mortgage-related securities market and the asset-backed securities market have in the past resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have in the past contributed to increased volatility and diminished expectations for the economy and markets, and contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. Additionally, a lack of credit liquidity and decreases in the value of real property may prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans.

Poor economic conditions may reduce the cash flow that the Fund receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In the event that interest rate spreads for mortgage-related securities widen following the purchase of such assets by the Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, adverse changes in market conditions could result in a severe liquidity crisis in the market for mortgage-backed securities (including the mortgage-related securities in which the Fund may invest) and increasing unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the mortgage-related securities market for these securities and other asset-backed securities. As a result, the liquidity and/or the market value of any mortgage-related securities that are owned by the Fund may experience declines after they are purchased by the Fund.

In addition, the U.S. government, including the Federal Reserve, the Treasury, and other governmental and regulatory bodies may take actions to address financial or health crises, including initiatives to limit large-scale losses associated with mortgage-related securities held on the books of certain U.S. financial institutions and to support the credit markets generally. The impact such actions could have on any of the mortgage-related securities that may be held by the Fund is unknown.

Mortgage Pass-Through Securities. The Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are interests in pools of mortgage-related securities. Unlike interests in other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with the payment of principal being made at maturity or specified call dates, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates, regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages that bear interest at a rate that will be adjusted periodically.

Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting the Fund’s yield. Prepayments may cause the yield of a mortgage-backed security to differ from what was assumed when the Fund purchased the security. Prepayments at a slower rate than expected may lengthen the effective life of a mortgage-backed security. The value of securities with longer effective lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter effective lives.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC), which are supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations. Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

Historically, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. However, in September 2008, in response to concerns regarding the safety and soundness of FNMA and FHLMC, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. While FNMA and FHLMC continue to be owned entirely by private shareholders, under the conservatorship, the FHFA has taken over powers formerly held by each entity’s shareholders, directors, and officers. In addition to placing the companies in conservatorship, the U.S. Treasury announced additional steps that it intended to take with respect to FNMA and FHLMC in order to support the conservatorship, although some steps have since ended. No assurance can be given that these initiatives will be successful in preserving the safety and soundness of FNMA and FHLMC or ensuring their continued viability.

GNMA Certificates. The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development (“HUD”). GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks and mortgage bankers) and backed by pools of FHA-insured or Veterans Administration-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the pass-through” payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian’s policies for crediting missed payments while errant receipts are tracked down may vary.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by HUD and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that includes state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and is now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) that represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Fund reserves the right to invest in them.

Although the mortgage loans in the pool underlying a GNMA certificate will have maturities of up to 30 years, the actual average life of a GNMA certificate typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.

Private Mortgage Pass-Through Securities. Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Sub-Adviser determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund may purchase mortgage-related securities or any other assets that, in the opinion of the Sub-Adviser, are illiquid, subject to the Fund’s limitation on investments in illiquid securities.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams. CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities, nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the OTC market, the depth and liquidity of which will vary from time to time.

CMOs are typically structured into multiple classes or series, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

An obligation’s maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule. Dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the Fund’s portfolio holdings. In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

FHLMC Collateralized Mortgage Obligations (“FHLMC CMOs”). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

The Sub-Adviser expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Sub-Adviser will, consistent with the Fund’s investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only class of stripped mortgage-

backed securities. See “Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, a portfolio may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

Under certain circumstances, the Fund’s investment in residual interests in “real estate mortgage investment conduits” (“REMICs”) may cause shareholders of the Fund to be deemed to have taxable income in addition to their Fund dividends and distributions, and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Fund may be required to pay taxes on certain amounts deemed to be earned from a REMIC residual interest. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by the Fund.

CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities, nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the OTC market, the depth and liquidity of which will vary from time to time. Holders of “residual” interests in REMICs (including the Fund) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders). The Fund will consider this rule in determining whether to invest in residual interests.

Stripped Mortgage-Backed Securities (“SMBS”). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

Risks Associated with Mortgage-Backed Securities. As in the case with other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The value of some mortgage-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. If the Sub-Adviser incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Fund could be exposed to the risk of a loss.

Investment in mortgage-backed securities poses several risks, including prepayment, extension market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage-backed security. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by changes in home values, ease of the refinancing process and local economic conditions.

Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Fund may find it difficult to find a buyer, which may in turn decrease the price at which the securities may be sold.

Credit risk reflects the chance that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities issued by private institutions is based on the financial health of those institutions.

To the extent that mortgages underlying a mortgage-related security are so-called “subprime mortgages” (i.e., mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher. Subprime mortgages also have higher serious delinquency rates than prime loans.

Other Asset-Backed Securities. The Sub-Adviser expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including credit card receivables and Certificates for Automobile Receivables(SM) (“CARs”). CARs represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

An investor’s return on CARs may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

If consistent with the Fund’s investment objective and policies, the Fund also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-backed securities.

Municipal Securities
The Fund may purchase municipal securities. Municipal securities generally are understood to include debt obligations of state and local governments, agencies and authorities. Municipal securities, which may be issued in various forms, including bonds and notes, are issued to obtain funds for various public purposes.

Municipal bonds are debt obligations issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities (collectively, “municipalities”).

Municipal bonds include securities from a variety of sectors, each of which has unique risks. They include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds (including industrial development bonds, now referred to as “private activity bonds,” issued pursuant to federal tax law). General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds are issued for either project or enterprise financings in which the bond issuer pledges to the bondholders the revenues generated by the operating projects financed from the proceeds of the bond issuance. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the Code, interest paid on private activity bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax-exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities.

Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor).

Some municipal bonds may be issued as variable or floating rate securities and may incorporate market-dependent liquidity features. Some longer-term municipal bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request—usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Fund would hold the longer-term security, which could experience substantially more volatility. Municipal bonds that are issued as variable or floating rate securities incorporating market-dependent liquidity features may have greater liquidity risk than other municipal bonds.

Some municipal bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements (“SBPAs”). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable assurance that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of the Fund.

The credit rating of an insured bond may reflect the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have historically been low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.

Municipal bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying municipal bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities.

Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other municipal bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

Although most municipal bonds are exempt from federal income tax, some are not. Taxable municipal bonds include Build America Bonds (“BABs”), the borrowing costs of which are subsidized by the federal government, but which are subject to state and federal income tax. BABs were created pursuant to the American Recovery and Reinvestment Act of 2009 (“ARRA”) to offer an alternative form of financing to state and local governments whose primary means for accessing the capital markets had been through the issuance of tax-free municipal bonds. BABs include Recovery Zone Economic Development Bonds, which are subsidized more heavily by the U.S. government than other BABs, and are designed to finance certain types of projects in distressed geographic areas. Regulators recently finalized rules which implement Section 619 and Section 941 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (commonly referred to as the “Volcker Rule” and the “Credit Risk Retention Rules”). Both rules apply to tender option bond programs and may require certain such programs to be restructured. The effects of these rules are uncertain and there can be no assurance that appropriate restructuring of existing programs will be possible or that the creation of new programs will continue. As a consequence, the municipal securities market may experience reduced demand or liquidity and increased financing costs.

Under ARRA, an issuer of a BAB is entitled to receive payments from the U.S. Treasury Department over the life of the BAB equal to 35% of the interest paid (or 45% of the interest paid in the case of a Recovery Zone Economic Development Bond). For example, if a state or local government were to issue a BAB at a 10% taxable interest rate, the U.S. Treasury Department would make a payment directly to the issuing government of 3.5% of that interest (or 4.5% in the case of a Recovery Zone Economic Development Bond). Thus, the state or local government’s net borrowing cost would be 6.5% or 5.5%, respectively, on a bond that pays 10% interest. In other cases, holders of a BAB receive a 35% or 45% tax credit, respectively. Pursuant to ARRA, the issuance of BABs ceased on December 31, 2010. The BABs outstanding at such time will continue to be eligible for the federal interest rate subsidy or tax credit, which continues for the life of the BABs; however, no bonds issued following expiration of the program will be eligible for federal payment or tax credit. Pursuant to the requirements of the Balanced Budget and Emergency Deficit Control Act of 1985, as amended, subsidy payments to issuers processed on or after October 1, 2020, and on or before September 30, 2020, will be reduced 5.7%, unless Congress otherwise acts. In addition to BABs, the Fund may invest in other municipal bonds that pay taxable interest.

Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

Municipal securities also include various forms of notes. These notes include, but are not limited to, the following types:

•Revenue anticipation notes which are issued in expectation of receipt of other kinds of revenue, such as federal revenues. They, also, are usually general obligations of the issuer.
•Bond anticipation notes which are normally issued to provide interim financial assistance until long-term financing can be arranged. The long-term bonds then provide funds for the repayment of the notes.

•Construction loan notes which are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration (“FHA”) under the FNMA or GNMA.
•Project notes which are instruments sold by HUD but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government, and generally carry a term of one year or less.
•Short-term discount notes (tax-exempt commercial paper), which are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the Fund. Thus, the issue may not be said to be publicly offered. Unlike securities that must be registered under the 1933 Act prior to offer and sale, unless an exemption from such registration is available, municipal securities that are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal securities that were not publicly offered initially.

Municipal securities are subject to credit risk. Information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of the Fund’s municipal securities in the same manner.

Municipal securities are subject to interest rate risk. Interest rate risk is the chance that security prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal securities are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

Municipal bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates, a bond issuer will call—or repay—a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally high for long-term bonds. Municipal bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by the Board.

High yield municipal bonds are subject to increased liquidity and valuation risk as compared to other municipal bonds and to high yield debt securities generally. There may be no active market for a high yield municipal bond, or it may trade in secondary markets on an infrequent basis. High yield municipal bonds may be more likely than other municipal bonds to be considered illiquid and therefore to be subject to the Fund’s limitation on investments in illiquid securities. It may be difficult for the Fund to obtain an accurate or recent market quotation for a high yield municipal bond, which may cause the security to be “fair valued” in accordance with the fair valuation policies established by the Board. For a more general discussion of the risks associated with high yield securities, which generally also are applicable to high yield municipal bonds, see “High Yield Securities.”

There are, in addition, a variety of hybrid and special types of municipal obligations, such as municipal lease obligations, as well as numerous differences in the security of municipal securities both within and between the two principal classifications described above. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities, such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local governments to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal securities. These obligations frequently contain “non-appropriation” clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the “non-appropriation” risk, many municipal lease obligations have not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For the purpose of the Fund’s investment restrictions, the identification of the “issuer” of municipal securities that are not general obligation bonds is made by the Sub-Adviser on the basis of the characteristics of the municipal securities as described above, the most significant of which is the source of funds for the payment of principal of and interest on such securities.

The liquidity of municipal lease obligations purchased by the Fund will be determined pursuant to guidelines approved by the Board. Factors considered in making such determinations may include: the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market in the security; the nature of marketplace trades; the obligation’s rating; and, if the security is unrated, the factors generally considered by a rating agency. If municipal lease obligations are determined to be illiquid, then the Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

The TRA limited the types and volume of municipal securities qualifying for the federal income tax exemption for interest, and the Code treats tax-exempt interest on certain municipal securities as a tax preference item included in the alternative minimum tax base for non-corporate shareholders. The Fund intends to monitor developments in the municipal bond market to determine whether any defensive action should be taken.

Options
The Fund may use options for any lawful purposes consistent with its investment objective, such as hedging or managing risk. An option is a contract in which the “holder” (the buyer) pays a certain amount (the “premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price (the “strike price” or “exercise price”) at or before a certain time (the “expiration date”). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. The Fund may purchase (buy) or write (sell) put and call options on assets, such as securities, currencies and indices of debt and equity securities (“underlying assets”) and enter into closing transactions with respect to such options to terminate an existing position. See “Derivative Instruments -- General Discussion” for more information. Options used by the Fund may include European, American and Bermuda-style options. If an option is exercisable only at maturity, it is a “European” option; if it is also exercisable prior to maturity, it is an “American” option; if it is exercisable only at certain times, it is a “Bermuda” option.

If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund’s NAV per share and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Purchasing Options. The Fund may purchase put or call options that are traded on an exchange or in the OTC market. Options traded in the OTC market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Fund will engage in such transactions only with firms the Sub-Adviser deems to be of sufficient creditworthiness so as to minimize these risks. If such securities are determined to be illiquid, then the Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

The Fund may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable the Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security.

In addition, the Fund will continue to receive interest or dividend income on the security. The put options purchased by the Fund may include, but are not limited to, “protective puts,” in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security that the Fund has the right to purchase. In the case of a purchased call option, the Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

The Fund may also purchase call options on securities the Fund intends to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period.

The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Fund may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

Writing Call Options. The Fund may sell (“write”) covered call options on its portfolio securities in an attempt to enhance investment performance. A call option sold by the Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer’s owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the Fund maintains the difference in liquid assets.

The Fund may write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. The Fund, in writing “American Style” call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, “European Style” options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will generally be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

The Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a “closing purchase transaction”—the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option that it has previously written on any particular security. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. When a security is to be sold from the Fund’s portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover the existing call option.

A closing purchase transaction may be made only on a national or foreign securities exchange that provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If the Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires, the Fund otherwise covers the existing option portion or the Fund delivers the underlying security upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. OTC options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an OTC option may in many cases only be made with the other party to the option. If such securities are determined to be illiquid, then the Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

The Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in the Fund’s portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call option writing transactions be covered, the Fund may, to the extent determined appropriate by the Sub-Adviser, engage without limitation in the writing of options on U.S. government securities.

Writing Put Options. The Fund may also write covered put options. A put option is a short-term contract that gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Put options written by the Fund are agreements by the Fund, for a premium received by the Fund, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by the Fund is “covered” if the Fund maintains liquid assets with a value equal to the exercise price. A put option is also “covered” if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the Fund maintains the difference in liquid assets.

The premium that the Fund receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer would be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Fund also may effect a closing purchase transaction, in the case of a put option, to permit the Fund to maintain its holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

If the Fund is able to enter into a closing purchase transaction, the Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more, respectively, than the premium received from the writing of the option. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

In addition, the Fund may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Fund may write covered put and call options and enter into so-called “straddle” transactions involving put or call options may be limited by the requirements of the Code for qualification as a RIC and the Fund’s intention that it qualify as such. Subject to the limitation that all put option writing transactions be covered, the Fund may, to the extent determined appropriate by the Sub-Adviser, engage without limitation in the writing of options on U.S. government securities.

Married Puts. The Fund may engage in a strategy known as “married puts.” This strategy is most typically used when the Fund owns a particular common stock or security convertible into common stock and wishes to effect a short sale “against the box” (see “Short Sales”) but for various reasons is unable to do so. The Fund may then enter into a series of stock and related option transactions to achieve the economic equivalent of a short sale against the box. To implement this trading strategy, the Fund will simultaneously execute with the same broker a purchase of shares of the common stock and an “in the money” OTC put option to sell the common stock to the broker and generally will write an OTC “out of the money” call option in the same stock with the same exercise price as the put option. The options are linked and may not be exercised, transferred or terminated independently of the other.

Holding the put option places the Fund in a position to profit on the decline in price of the security just as it would by effecting a short sale and to, thereby, hedge against possible losses in the value of a security or convertible security held by the Fund. The writer of the put option may require that the Fund write a call option, which would enable the broker to profit in the event the price of the stock rises above the exercise price of the call option (see “Writing Call Options” above). In the event the stock price were to increase above the strike or exercise price of the option, the Fund would suffer a loss unless it first terminated the call by exercising the put.

Special Risks Associated with Options on Securities. The Fund’s purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. The Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to profitably exercise the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period. In addition, exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risks apply to OTC trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

The ability of the Fund to successfully utilize options may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Options on Securities Indices. The Fund may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements that may adversely affect the value of the Fund’s securities. Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (1) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (2) a fixed “index multiplier.” In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500® Composite Price Index or the NYSE Composite Index, or a narrower market index such as the S&P 100® Index. Indices may also be based on an industry or market segment such as the NYSE MKT Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are traded on, among other exchanges, the Chicago Board Options Exchange and the NYSE.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the securities represented in the securities indices on which options are based. The principal risk involved in the purchase of securities index options is that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. Gains or losses on the Fund’s transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movements of individual securities held by the Fund.

The Fund may sell securities index options prior to expiration in order to close out its positions in securities index options that it has purchased. The Fund may also allow options to expire unexercised.

Options on Foreign Currencies. To the extent that it invests in foreign currencies, the Fund may purchase and write options on foreign currencies. The Fund may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return through exposure to a foreign currency. The Fund may, for example, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The Fund may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund’s assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount of dollars that exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund’s securities denominated in that currency.

Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars that is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit the Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would deprive it of a portion or all of the benefits of advantageous changes in such rates.

The Fund may also write options on foreign currencies for hedging purposes. For example, if the Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by the Fund.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss that may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by the Fund is “covered” if the Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written if the Fund maintains the difference in liquid assets.

Options on foreign currencies to be written or purchased by the Fund will be traded on U.S. and foreign exchanges or over- the- counter. Exchange traded options generally settle in cash, whereas options traded over the counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

The Fund also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund’s assets are or may be denominated. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. If foreign currency options are determined to be illiquid, then the Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the Fund to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded OTC may settle in cash or result in delivery of the underlying currency upon exercise of the option.

Private Investments in Public Equity
The Fund may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPES”). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (“REITs”)
The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with a regulatory requirement to distribute at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent that the Fund invests in REITs, the Fund is also subject to the risks associated with the direct ownership of real estate, including but not limited to: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Fund’s shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than — and at times will perform differently from — larger capitalization stocks such as those found in the Dow Jones Industrial Average.

Some REITs may have limited diversification and may be subject to risks inherent to investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs also involve risks such as refinancing, interest rate fluctuations, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing. Although the Fund is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. The Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate, including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

In addition, because smaller-capitalization stocks are typically less liquid than larger capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

In general, qualified REIT dividends that an investor receives directly from a REIT are automatically eligible for the 20% qualified business income deduction. The IRS has issued final Treasury Regulations that permit a dividend or part of a dividend paid by a RIC and reported as a “section 199A dividend” to be treated by the recipient as a qualified REIT dividend for purposes of the 20% qualified business income deduction, if certain holding period and other requirements have been satisfied by the recipient with respect to its Fund shares. The final Treasury Regulations do not extend such conduit treatment to qualified publicly traded partnership income, as defined under Section 199A of the Code, earned by a RIC. Therefore, non-corporate shareholders may not include any qualified publicly traded partnership income earned through the Fund in their qualified business income deduction. The IRS and Treasury Department are continuing to evaluate whether it is appropriate to provide such conduit treatment.
Regulatory Matters
As described herein, the Fund may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or segregating liquid assets equal in value to the Fund’s potential economic exposure under the transaction. The Fund will cover such transactions as described herein or in such other manner as may be in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets. Segregated liquid assets and assets held in margin accounts are not otherwise available to the Fund for investment purposes. If a large portion of the Fund’s assets are used to cover derivatives transactions or are otherwise segregated, it could affect portfolio management or the Fund’s ability to meet redemption requests or other current obligations. With respect to derivatives which are cash settled (i.e., have no physical delivery requirement), the Fund is permitted to segregate cash and/or liquid securities in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the daily net liability) under the derivative, if any, rather than the derivative’s full notional value or the market value of the instrument underlying the derivative, as applicable. By segregating cash and/or liquid securities equal to only its net obligations under cash-settled derivatives, the Fund will have the ability to employ a form of leverage through the use of certain derivative transactions to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the derivative or the market value of the underlying instrument, as applicable.

Each of the exchanges and other trading facilitates on which options are traded has established limitations on the maximum number of put or call options on a given underlying security that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on different exchanges or through one or more brokers. These position limits may restrict the number of listed options which the Fund may write. Option positions of all investment companies advised by the Sub-Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in excess of these limits and may impose certain other sanctions or restrictions.

Repurchase Agreements
The Fund may enter into domestic or foreign repurchase agreements with certain sellers pursuant to guidelines adopted by the Board.

A repurchase agreement, which provides a means for the Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a security, usually in the form of a debt obligation (the “Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Fund. The Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

The Fund will limit its investment in repurchase agreements maturing in more than seven days subject to the Fund’s limitation on investments in illiquid securities.

In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In addition, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

The Board has delegated to the Adviser and Sub-Adviser the authority and responsibility to monitor and evaluate the Fund’s use of repurchase agreements, which includes: (i) the identification of sellers whom they believe to be creditworthy; (ii) the authority to enter into repurchase agreements with such sellers; and (iii) the responsibility to determine, at the time the repurchase agreement is entered into, that the collateral, other than cash or government securities are issued by an issuer that has an “exceptionally strong capacity” to meet its financial obligations on the securities collateralizing the repurchase agreement, and are sufficiently liquid that they can be sold by the Fund at approximately their carrying value in the ordinary course of business within seven calendar days. As with any unsecured debt instrument purchased for the Fund, the Adviser and Sub-Adviser seek to minimize the risk of loss from repurchase agreements by analyzing, among other things, sufficiency of the collateral.

For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from the Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

See “Cash Equivalents” for more information.

Restricted Securities – Rule 144A Securities and Section 4(a)(2) Commercial Paper
Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A under Section 4(a)(2) of the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board). Difficulty in selling securities may result in a loss or be costly to the Fund. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of an unregistered security may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time a holder decides to seek registration and the time when the holder can sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder of a restricted security (e.g., the Fund) might obtain a less favorable price than prevailed when it decided to seek registration of the security.

The Fund may invest in Rule 144A securities and in 4(a)(2) commercial paper. Certain securities may only be sold subject to limitations imposed under federal securities laws. Among others, two categories of such securities are (1) restricted securities that may be sold only to certain types of purchasers pursuant to the limitations of Rule 144A under the 1933 Act (“Rule 144A securities”) and (2) commercial debt securities that are not sold in a public offering and therefore exempt from registration under Section 4(a)(2) of the 1933 Act (“4(a)(2) commercial paper”). The resale limitations on these types of securities may affect their liquidity. The Trustees have the ultimate responsibility for determining whether specific securities are liquid or illiquid.

The Trustees have delegated the function of making day-to-day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Trustees.

Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements with banks or broker-dealers, which involve the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or Obligations, held by the Fund, with an agreement to repurchase the Obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

The Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than 33 1/3%, or as otherwise limited herein, of its total assets. While a reverse repurchase agreement is outstanding, the Fund will maintain liquid assets in an amount at least equal in value to the Fund’s commitments to cover its obligations under the agreement.

The use of reverse repurchase agreements by the Fund creates leverage that increases the Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

If the buyer of the Obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed, and there is a risk of loss due to any decline in their value.

Short Sales
In accordance with the restrictions set forth in the Prospectus and this SAI, the Fund may engage in any type of short sales, including short sales “against the box.”

In a short sale transaction, the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To enter into a short sale, the Fund borrows the security and delivers it to a buyer. To close out the short sale, the Fund purchases the security borrowed at the market price and returns it to the party from which it originally borrowed the security. The price at the time the Fund closes out a short sale may be more or less than the price at which the Fund sold the security to enter into the short sale. Until the Fund replaces the security, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. There may also be other costs associated with short sales. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date when the Fund enters into the sale and the date when the Fund closes out the short position. The Fund will realize a gain if the security declines in price between those dates. Until the Fund replaces a borrowed security in connection with a short sale, the Fund will (a) segregate cash or liquid assets at such a level that the segregated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law. There is no guarantee that the Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that the Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price. Unlike a long position in a security, theoretically there is no limit to the amount the Fund could lose in a short sale transaction.

In a short sale “against the box,” the Fund enters into a short sale of a security that the Fund owns or has the right to obtain the security or one of like kind and amount at no additional cost. The effect of a short sale against the box is to “lock in” appreciation of a long position by hedging against a possible market decline in the value of the long position. The short sale against the box counterbalances the related long position such that gains in the long position will be offset by equivalent losses in the short position, and vice versa. In some cases, the proceeds of the short sale are retained by the broker pursuant to applicable margin rules. If a broker with which the Fund has open short sales were to become bankrupt, the Fund could experience losses or delays in recovering gains on short sales.

If the Fund effects a short sale of securities against the box at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.

Stripped Securities
Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

A number of banks and brokerage firms have separated (“stripped”) the principal portions (“corpus”) from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The investment and risk characteristics of “zero coupon” Treasury securities described below under “U.S. Government Securities” are shared by such receipts or certificates. The staff of the SEC has indicated that receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should not be deemed U.S. government securities but rather securities issued by the bank or brokerage firm involved.

Swap Agreements
In accordance with its investment strategies and only with Board approval, the Fund may enter into interest rate, equity, credit default, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. The Fund may enter into swap agreements, including credit default swaps, only to the extent that obligations under such agreements represent not more than 30% of the Fund’s net assets. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreements on a “net” basis. Consequently, the Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets to avoid any potential leveraging of the Fund’s portfolio.

The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets. This limitation will only apply to OTC swap transactions and will not apply to swap transactions that are centrally cleared. The Sub-Adviser will consider, among other factors, creditworthiness, size, market share, execution ability, pricing and reputation in selecting swap counterparties for the Fund.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few days to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return of some other amount earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. An equity swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component (“asset”) during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the referenced asset or other economic factors.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Sub-Adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If such securities are determined to be illiquid, then the Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Sub-Adviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund’s repurchase agreement guidelines. Certain restrictions imposed on the Fund by the Code may limit the Fund’s ability to use swap agreements. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The swaps market is a relatively new market and largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain standardized swaps are currently subject to mandatory central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition, depending on the size of the Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison. Certain other swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

Regulators are in the process of developing rules that would require trading and execution of most liquid swaps on trading facilities. Moving trading to an exchange-type system may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps.

Equity Swaps (Total Return Swaps / Index Swaps). Equity swap contracts may be structured in different ways. For example, when the Fund takes a long position, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, the Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock. Therefore, in this case the return to the Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount. In other cases, when the Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, the Fund may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.

Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Inasmuch as these transactions are offset by segregated cash or liquid assets to cover the Fund’s current obligations (or are otherwise covered as permitted by applicable law), the Fund and the Sub-Adviser believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. To the extent that the Sub-Adviser does not accurately analyze and predict future market trends, the values of assets or economic factors, the Fund may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid.

Interest Rate Swaps. An interest rate swap is an agreement between two parties (known as counterparties) where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often LIBOR). A company will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund’s exposure to long-term interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due.

Credit Default Swaps. To the extent consistent with its investment objective and subject to the Fund’s general limitations on investing in swap agreements, the Fund may invest in credit default swaps. Credit default swaps are contracts whereby one party, the protection “buyer,” makes periodic payments to a counterparty, the protection “seller,” in exchange for the right to receive from the seller a payment equal to the par (or other agreed-upon value (the “value”) of a particular debt obligation (the “referenced debt obligation”) in the event of a default by the issuer of that debt obligation. A credit default swap may use one or more securities that are not currently held by the Fund as referenced debt obligations. The Fund may be either the buyer or the seller in the transaction. The use of credit default swaps may be limited by the Fund’s limitations on illiquid investments. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the value of a referenced debt obligation from the seller in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, the Fund would pay to the seller a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that, in the event that the Sub-Adviser incorrectly evaluates the creditworthiness of the issuer on which the swap is based, the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). They also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. In connection with credit default swaps in which the Fund is the seller, the Fund will maintain appropriate liquid assets, or enter into offsetting positions.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

The Fund may also invest in a CDX index, which is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific “baskets” of issuers of certain debt instruments. CDX index products potentially allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, with an increased level of diversification. Generally, the value of the CDX index will fluctuate in response to changes in the perceived creditworthiness or default experience of the basket of issuers of debt instruments to which the CDX index provides exposure. An investor’s investment in a tranche of a CDX index provides customized exposure to certain segments of the CDX index’s potential loss distribution. The lowest or riskiest tranche, known as the equity tranche, has exposure to the first losses experienced by the basket. The mezzanine and senior tranches are higher in the capital structure but may also be exposed to losses in value. Investment in a CDX index is susceptible to liquidity risk, along with credit risk, counterparty risk and others risks associated with an investment in a credit default swaps, as discussed above.

Swaptions. The Fund also may enter into swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions.

Whether the Fund’s use of swap agreements or swaptions will be successful in furthering its investment objective will depend on the Sub-Adviser’s ability to predict whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Fund by the Code may limit the Fund’s ability to use swap agreements. Currently, the swaps market is largely unregulated. It is possible that developments in the swaps market, including additional government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Temporary Defensive Positions; Cash Equivalents
In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes, the Fund may invest outside the scope of its principal investment focus. Under such conditions, the Fund may not invest in accordance with its investment objective or investment strategies, including substantially reducing or eliminating its short positions, and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, the Fund may invest without limit in cash and cash equivalents. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see “Repurchase Agreements” and “Reverse Repurchase Agreements” for a description of the characteristics and risks of repurchase agreements and reverse repurchase agreements); obligations of banks CDs, bankers’ acceptances and time deposits) and obligations of other banks or S&Ls if such obligations are federally insured; commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the Adviser or Sub-Adviser to be of comparable high quality and liquidity.

Also, a portion of the Fund’s assets may be maintained in money market instruments as described above in such amount as the Adviser or Sub-Adviser deem appropriate for cash reserves.

To-Be-Announced (“TBA”) Purchase Commitments
TBA purchase commitments are commitments to purchase mortgage-backed securities for a fixed price at a future date. At the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, the Fund agrees to accept any mortgage-backed security that meets specified terms. Thus, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security.

Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. The Fund will set aside cash or other liquid assets in an amount equal to 100% of its commitment to purchase securities on a to-be-announced basis. These assets will be marked-to-market daily, and the Fund will increase the aggregate value of the assets, as necessary, to ensure that the assets are at least equal to 100% of the amount of the Fund’s commitments. On delivery for such transactions, the Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow.

TBA purchase commitments may be considered securities in themselves, and purchasing a security on a to be announced basis can involve the risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. Default by or bankruptcy of the counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action and expenses or delays in connection with the purchase of the mortgage-backed securities specified in the TBA transaction. Mortgage-backed securities purchased on a to-be-announced basis increase interest rate risks to the Fund because the underlying mortgages may be less favorable than anticipated. No interest or dividends accrue to the purchaser prior to the settlement date.

U.S. Government Securities
Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as GNMA pass-through certificates, are supported by the full faith and credit of the U.S. government. Other securities, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Additionally, other securities, such as those issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, while others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. U.S. government securities also include government-guaranteed mortgage-backed securities.

While the U.S. government provides financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if the Sub-Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

See “Cash Equivalents” for more information.

Warrants
To the extent that the Fund invests in equity securities, the Fund may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant.

When-Issued Securities
The Fund may from time to time purchase securities on a “when-issued” basis. When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by the Fund, and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund’s intention that the Fund will be fully invested to the extent practicable and subject to the policies stated herein and in the Prospectus. Although when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

When-issued transactions are entered into in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund’s assets. However, the Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom the Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

The Fund does not believe that the Fund’s NAV per share or income will be exposed to additional risk by the purchase of securities on a when-issued basis. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund’s NAV per share. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. Liquid assets are maintained to cover “senior securities transactions” which may include, but are not limited to, the Fund’s commitments to purchase securities on a when-issued basis. The value of the Fund’s “senior securities” holdings are marked-to-market daily to ensure proper coverage. Such securities either will mature or, if necessary, be sold on or before the settlement date.

Zero-Coupon Bonds
The Fund may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which the Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

Investment Restrictions

Fundamental Investment Restrictions
The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund, as defined under the 1940 Act. Under the 1940 Act, the vote of the holders of a “majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented; or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not:
1.Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed), and (ii) this restriction will not prohibit the Fund from engaging in options transactions or short sales in accordance with its objectives and strategies;
2.Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);
3.Invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry or group of industries (other than (i) securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities; or (ii) repurchase agreements collateralized by the instruments described in clause (i)).
4.Purchase or sell real estate unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate);
5.Purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by commodities;
6.Make loans of money (except for the lending of its portfolio securities, purchases of debt securities consistent with the investment policies of the Fund and repurchase agreements); or
7.With respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer (with the exception that these restrictions do not apply to the Fund’s investments in the securities of the U.S. Government, its agencies or instrumentalities or other investment companies).
In addition, the Fund will consider the investments of underlying investment companies when determining compliance with its concentration policy, to the extent the Fund has sufficient information about such investments.
Non-Fundamental Investment Restrictions
The following non-fundamental investment restriction is applicable to the Fund. This restriction can be changed by the Board of Trustees, but the change will only be effective after 60 days prior written notice is given to shareholders of the Fund.

The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Except with respect to the limitations on borrowing and acquisitions of illiquid investments, if the Fund is in compliance with a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus at the time that a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

Investments in any other investment companies in which the Fund may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing the Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

Management of the Fund

Board of Trustees
The management and affairs of the Fund are supervised by the Board of Trustees. The Board of Trustees consists of four individuals. The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The Board of Trustees establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund.

Trustees and Officers
The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
R. Alastair Short 615 E. Michigan Street Milwaukee, WI 53202 Year of Birth: 1953	Trustee and Lead Independent	Indefinite Term; Since September 2021	1	President, Apex Capital Corporation (personal investment vehicle).	Trustee (2004 to present) and Audit Committee Chairman (2004 to 2019), VanEck Funds (mutual fund, 13 series); Trustee and Audit Committee Chairman, VanEck Vectors ETF Trust (mutual fund, 98 series) from 2006 to present; Trustee, VanEck VIP Trust (mutual fund, 7 series) from 2004 to present; Chairman and Independent Director, EULAV Asset Management; Trustee, Kenyon Review; Trustee, Children's Village.

Thomas F. Mann 615 E. Michigan Street Milwaukee, WI 53202 Year of Birth: 1950	Trustee	Indefinite Term; Since September 2021	1	Private Investor (2012 to present).	Director, Virtus Global Multi‑Sector Income Fund from 2011 to 2016; Director, Virtus Total Return Fund and Virtus Alternative Solutions Fund from 2012 to 2016; Trustee, Trust for Advisor Solutions/ Hatteras Alternative Mutual Funds Trust (mutual fund) from 2002 to 2019.

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Julie T. Thomas, CPA 615 E. Michigan Street Milwaukee, WI 53202 Year of Birth: 1962	Trustee	Indefinite Term; Since September 2021	1	Chief Compliance Officer, Fund Evaluation Group, LLC (investment advisory firm) from 2015 to present.	None.
Interested Trustee and Officers
Michael Weckwerth 615 E. Michigan Street Milwaukee, WI 53202 Year of Birth: 1973	Trustee. Chairman, and President	Indefinite Term; Since September 2021	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (1996 - present).	N/A
Elaine E. Richards 615 E. Michigan Street Milwaukee, WI 53202 Year of Birth: 1968	Secretary	Indefinite Term; Since September 2021	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2007 - present).	N/A
Michael J. Cyr, II CPA 615 E. Michigan Street Milwaukee, WI 53202 Year of Birth: 1992	Treasurer	Indefinite Term; Since September 2021	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2013-present).	N/A
Michael L. Ceccato 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	Chief Compliance Officer & Anti-Money Laundering Officer	Indefinite Term; Since September 2021	N/A	Senior Vice President, U.S. Bank Global Fund Services and Vice President, U.S. Bank N.A. (2008 to present).	N/A

Role of the Board
The Board of Trustees provides oversight of the management and operations of the Trust. Like all mutual funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust and its individual series, such as the Adviser, Sub-Adviser, and the Fund’s distributor, administrator, custodian, and transfer agent, each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements with the Adviser, Sub-Adviser and the Fund’s distributor, administrator, custodian and transfer agent. The Board has appointed various individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a CCO who reports directly to the Board and who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters, including an annual compliance review. Some of these reports are provided as part of formal board meetings, which are generally held four times per year, and such other times as the Board determines is necessary, and involve the Board’s review of recent Trust operations. From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board Meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust, and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Leadership Structure
The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established three standing committees, a Nominating and Governance Committee, an Audit Committee, which also serves as the Qualified Legal Compliance Committee, and the Valuation Committee, which are discussed in greater detail below under “Trust Committees.” The Board is comprised of four Trustees, three of whom are Independent Trustees, which are Trustees that are not affiliated with the Adviser, the principal underwriter, or their affiliates. The Nominating and Governance Committee, Audit Committee and Qualified Legal Compliance Committee are comprised of all of the Independent Trustees. The Chairperson of the Board is an Interested Trustee. The Board has also appointed a Lead Independent Trustee. The Board has determined not to combine the Chairperson position and the principal executive officer position and has appointed a Vice President of the U.S. Bank Global Fund Services as the President of the Trust. The Board reviews its structure and the structure of its committees annually. The Board has determined that the structure and composition of the Board, and the function and composition of its various committees are appropriate means to address any potential conflicts of interest that may arise.

Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel, including personnel of the Trust’s service providers. Because risk management is a broad concept composed of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways. For example, the CCO regularly reports to the Board during Board Meetings and meets in executive session with the Independent Trustees and their legal counsel to discuss compliance and operational risks. In addition, the Independent Trustee designated as the Audit Committee’s “audit committee financial expert” meets with the Treasurer and the Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board receives reports from the investment advisers to the underlying funds and the portfolio managers as to investment risks as well as other risks that may be discussed during Audit Committee meetings.

Trustee Qualifications
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills appropriate to his continued service as a Trustee of the Trust in light of the Trust’s business and structure. The Trustees have substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. In addition, the Trustees have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and the individual Trustees is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each individual Trustee. The information provided below, and in the table above, is not all-inclusive. Many of the Trustees’ qualifications to serve on the Board involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

R. Alastair Short. Mr. Short’s Trustee Attributes include his experience as an investor in structured, negotiated deals. He is a co-founder of two private equity investment firms and has financial, operational, and transactional experience with a legal background. He is an experienced director, executive and investor, with strong strategic, financial and analytical skills and substantial asset management and Board industry experience. He currently serves on the Board of Van Eck Global Fund and ETFs. The Board believes Mr. Short’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Thomas F. Mann. Mr. Mann’s Trustee Attributes include 45 years of experience in various senior strategic and operational management positions in large, global, financial institutions and small, entrepreneurial environments. He was the Founder of MannMaxx Management, LLC, providing Institutional Asset Solutions as a director and banker to a broad range of asset managers, global banks and Fintech companies. He is an experienced, independent director of diversified mutual fund complexes; chaired the valuation committee with for Hatteras Funds; chaired the nominating and governance committee for VIRTUS; and served on two audit committees qualifying as a “financial expert” under the SEC definition. He has also served as an advisory board member of a boutique asset management M&A advisory firm as well as Amundi North America, AnchorPath Financial Wavelength Capital Management. He has prior experience serving as a director of multiple, privately owned asset management and technology companies; trustee of a corporate pension and 401(k) plans and multiple non-profits organizations. The Board believes Mr. Mann’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Julie T. Thomas, CPA. Ms. Thomas’ Trustee Attributes include has approximately 15 years of compliance experience, including Chief Compliance Officer experience for a registered fund and investment adviser. She is knowledgeable of regulatory requirements and securities laws, including the Investment Advisers Act and the Investment Company Act. Her prior background consists of 15 years of accounting experience including, four years in the public accounting arena (specializing in insurance and retail) and nearly 20 years within the life insurance industry with a broad spectrum of responsibilities. Ms. Thomas has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Ms. Thomas’ experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Michael J. Weckwerth. Mr. Weckwerth’s Trustee Attributes include his 25 years of experience in servicing registered and private investment companies, including more than 15 years as a senior vice president of U.S. Bancorp Fund Services, LLC (“Fund Services”). The Board believes Mr. Weckwerth’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Trustee Ownership of Fund Shares
The following table shows the amount of shares in the Fund and the amount of shares in other portfolios of the Trust owned by the Trustees as of the calendar year ended December 31, 2021.

Name	Dollar Range of Fund Shares	Aggregate Dollar Range of Fund and other portfolio Shares in the Trust
Independent Trustees
R. Alastair Short	None	None
Thomas F. Mann	None	None
Julie T. Thomas	None	None
Interested Trustee
Michael J. Weckwerth	None	None

As of the date of this SAI, no Trustee or officer of the Trust beneficially owned shares of the Fund or any other series of the Trust.

Furthermore, as of the date of this SAI, neither the Trustees who are not “interested” persons of the Fund, nor members of their immediate families, own securities beneficially, or of record, in the Adviser, the Distributor or any of their affiliates. Accordingly, neither the Trustees who are not “interested” persons of the Fund nor members of their immediate families, have a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the two most recently completed years, neither the Independent Trustees nor members of their immediate families have had a direct or indirect interest, the value of which exceeds $120,000 in (i) the Adviser, the Distributor or any of their affiliates, or (ii) any transaction or relationship in which such entity, the Fund, any officer of the Trust, or any of their affiliates was a party.

Board Committees

Audit Committee. The Trust has an Audit Committee, which is composed of all of the Independent Trustees. The Audit Committee reviews financial statements and other audit-related matters for the Fund. The Audit Committee also holds discussions with management and with the Fund’s independent auditor concerning the scope of the audit and the auditor’s independence. Ms. Thomas is designated as the Audit Committee chairperson and serves as the Audit Committee’s “audit committee financial expert,” as stated in the annual reports relating to the series of the Trust.

Nominating and Governance Committee. The Trust has a Nominating and Governance Committee, which is composed of all of the Independent Trustees. Mr. Mann is designated as the Nominating and Governance Committee chairperson. The Nominating and Governance Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary. As part of this process, the Nominating and Governance Committee considers criteria for selecting candidates sufficient to identify a diverse group of qualified individuals to serve as trustees.

The Nominating and Governance Committee will consider nominees recommended by shareholders for vacancies on the Board of Trustees. Recommendations for consideration by the Nominating and Governance Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s Nominating and Governance Committee Charter. To comply with such procedures, such nominations, together with all required information, must be delivered to and received by the President of the Trust at the principal executive office of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on. Shareholder recommendations for nominations to the Board of Trustees will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board of Trustees.

Valuation Committee. The Trust has a Valuation Committee that is not comprised of Trustees, but rather is comprised of officers of the Adviser. The Valuation Committee is responsible for the following: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, for determining the fair value of illiquid securities and other holdings after consideration of all relevant factors, which determinations are reported to the Board. The Valuation Committee meets as necessary when a price for a portfolio security is not readily available.

Trustee Compensation
The Independent Trustees receive from the Trust a retainer fee of $40,000 per year, $1,500 for each regular Board meeting of the Trust attended and $500 for each special Board meeting attended telephonically, as well as reimbursement for expenses incurred in connection with attendance at Board meetings. Members of the Audit Committee receive $1,500 for each meeting of the Audit Committee attended. The chairman of the Audit Committee receives an annual retainer of $2,500. Interested Trustees do not receive any compensation for their service as Trustee. Because the Fund has recently commenced operations, the following compensation figures represent estimates for the current fiscal year ending December 31, 2022:

Name of Person/Position	Aggregate Compensation From the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and the Trust(2) Paid to Trustees
R. Alastair Short Independent Trustee(3)	$16,167	None	None	$48,500
Thomas F. Mann Independent Trustee(3)	$15,333	None	None	$46,000
Julie Thomas Independent Trustee(3)(4)	$15,833	None	None	$47,500
Michael J. Weckwerth Interested Trustee	None	None	None	None
(1)Trustees’ fees and expenses are allocated among the Fund and the other series comprising the Trust.
(2)There are currently no other series comprising the Trust.
(3)Audit Committee member.

(4)Audit Committee chairman.

Control Persons and Principal Shareholders
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund. The Fund commenced operations following the completion of the Reorganization of the Predecessor Fund on January 28, 2022. As of December 10, 2021, the following shareholders were considered to be principal shareholders of the Predecessor Fund:

Investor Class Shares
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Morgan Stanley Smith Barney LLC 1 New York Plaza, Floor 12 New York, NY 10004-1965	20.08%	Record	N/A	N/A
National Financial Services, LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	16.04%	Record	N/A	N/A
Merrill Lynch Pierce, Fenner & Smith For the Sole Benefit of its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	14.32%	Record	N/A	N/A
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105-1905	5.83%	Record	N/A	N/A
Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street St. Louis, MO 63103-2523	5.45%	Record	N/A	N/A

Class C Shares
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
UBS WM USA Special Custody Account 1000 Harbor Boulevard, 5th Floor Weehawken, NJ 07086-6761	28.74%	Record	UBS Americas Inc.	DE
Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street St. Louis, MO 63103-2523	28.67%	Record	Wells Fargo Advisors, LLC	DE

Class C Shares
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	11.34%	Record	N/A	N/A
LPL Financial Omnibus Customer Account 4707 Executive Drive San Diego, CA 92121-3091	7.44%	Record	N/A	N/A
National Financial Services, LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	5.57%	Record	N/A	N/A

Institutional Class Shares
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
UBS WM USA Special Custody Account 1000 Harbor Boulevard, 5th Floor Weehawken, NJ 07086-6761	13.74%	Record	N/A	N/A
National Financial Services, LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	13.66%	Record	N/A	N/A
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105-1905	12.49%	Record	N/A	N/A
Michael Shaoul c/o Marketfield Asset Management 369 Lexington Avenue, 3rd Floor New York, NY 10017	9.80%	Beneficial	N/A	N/A
Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street St. Louis, MO 63103-2523	7.19%	Record	N/A	N/A
TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	6.90%	Record	N/A	N/A

Investment Adviser
As stated in the Prospectus, investment advisory services are provided to the Fund by Cromwell Investment Advisors, LLC, located at 810 Gleneagles Court, Suite 106, Baltimore, Maryland 21286, pursuant to an investment advisory agreement (the “Advisory Agreement”). Brian Nelson is a control person of the Adviser. Subject to such policies as the Board of Trustees may determine, the Adviser is ultimately responsible for investment decisions for the Fund and performing oversight of the Fund’s sub-adviser as described below. Pursuant to the terms of the Advisory Agreement, the Adviser provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’s investments.

After an initial two-year period, the Advisory Agreement continues in effect from year to year with respect to the Fund, only if such continuance is specifically approved at least annually by: (i) the Board of Trustees or the vote of a majority of the Fund’s outstanding voting securities; and (ii) the vote of a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust, on behalf of the Fund, upon 60 days’ written notice to the Adviser when authorized by either: (i) a majority vote of the outstanding voting securities of the Fund; or (ii) by a vote of a majority of the Board of Trustees, or by the Adviser upon 60 days’ written notice to the Trust. The Advisory Agreement will automatically terminate in the event of its “assignment” under the 1940 Act. The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Fund a management fee which is calculated daily and paid monthly. For its services, the Fund will pay the Adviser a management fee that is calculated at the annual rate of 1.40% of its average daily net assets, to be paid monthly.

The Adviser may voluntarily agree to waive a portion of the management fees payable to it.

For the fiscal years indicated below, the Predecessor Fund paid the Sub-Adviser the following amounts of advisory fees pursuant to a previous advisory agreement between Marketfield Asset Management LLC and TPM, on behalf of the Predecessor Fund.

Fiscal Year Ended	Advisory Fee	Recoupment / (Waiver)	Advisory Fee After Recoupment / (Waiver)
December 31, 2020	$2,198,424	($425,058)	$1,773,366
December 31, 2019	$3,085,115	($522,466)	$2,562,649
December 31, 2018	$5,407,078	($757,758)	$4,649,320

Fund Expenses. The Fund is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement, the Adviser has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.80%, 2.55% and 1.55% of the Fund’s average daily net assets for Investor Class shares, Class C shares and Institutional Class shares, respectively, through at least February 14, 2024. The operating expense limitation agreement can be terminated only by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for up to 36 months from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment. Notwithstanding the foregoing, to the extent the Sub-Adviser waived fees or paid expenses for the Predecessor Fund, the Board has determined it appropriate and pursuant to the Agreement and Plan of Reorganization, the Sub-Adviser may recoup any such fees and expenses for up to 36 months from the date such fees and expenses were waived or paid on behalf of the Predecessor Fund prior to the Reorganization.

Manager-of-Managers Arrangement
Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. This requirement also applies to the appointment of sub-advisers to the Fund. The Trust and the Adviser will apply for exemptive relief from the SEC (the “Order”), which if granted permits the Adviser, on behalf of the Fund and subject to the approval of the Board, including a majority of the independent members of the Board, to hire, and to modify any existing or future subadvisory agreement with, unaffiliated sub-advisers and affiliated sub-advisers, including sub-advisers that are wholly-owned subsidiaries (as defined in the 1940 Act) of the Adviser or its parent company and sub-advisers that are partially-owned by, or otherwise affiliated with, the Adviser or its parent company (the “Manager-of-Managers Structure”). The Adviser has the ultimate responsibility for overseeing the Fund’s sub-advisers and recommending their hiring, termination and replacement, subject to oversight by the Board. Assuming the Order is granted, it will also provide relief from certain disclosure obligations with regard to sub-advisory fees. With this relief, a Fund may elect to disclose the aggregate fees payable to the Adviser and wholly-owned sub-advisers and the aggregate fees payable to unaffiliated sub-advisers and sub-advisers affiliated with Adviser or its parent company, other than wholly-owned sub-advisers. The Order is subject to various conditions, including that a Fund will notify shareholders and provide them with certain information required by the exemptive order within 90 days of hiring a new sub-adviser. The Fund may also rely on any other current or future laws, rules or regulatory guidance from the SEC or its staff applicable to the Manager-of-Managers Structure. The sole initial shareholder of the Fund has approved the operation of the Fund under a Manager-of-Managers Structure with respect to any affiliated or unaffiliated subadviser, including in the manner that is permitted by the Order.

The Manager-of-Managers Structure will enable the Trust to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approvals for matters relating sub-advisers or sub-advisory agreements. Operation of the Fund under the Manager-of-Managers Structure will not permit management fees paid by the Fund to the Adviser to be increased without shareholder approval. Shareholders will be notified of any changes made to sub-advisers or material changes to sub-advisory agreements within 90 days of the change. There is no assurance the Order will be granted.

The Adviser and its affiliates may have other relationships, including significant financial relationships, with current or potential sub-advisers or their affiliates, which may create a conflict of interest. However, in making recommendations to the Board to appoint or to change a sub-adviser, or to change the terms of a sub-advisory agreement, the Adviser considers the sub-adviser’s investment process, risk management, and historical performance with the goal of retaining sub-advisers for the

Fund that the Adviser believes are skilled and can deliver appropriate risk-adjusted returns over a full market cycle. The Adviser does not consider any other relationship it or its affiliates may have with a sub-adviser or its affiliates, and the Adviser discloses to the Board the nature of any material relationships it has with a sub-adviser or its affiliates when making recommendations to the Board to appoint or to change a sub-adviser, or to change the terms of a sub-advisory agreement.

Investment Sub-Adviser
Marketfield Asset Management LLC serves as the Sub-Adviser to the Fund. The Sub-Adviser is an employee-owned firm, with no one individual owning 25% or more of the Sub-Adviser’s voting securities.

The Adviser provides investment management evaluation services by performing initial due diligence on the Sub-Adviser and thereafter monitoring the Sub-Adviser’s performance for compliance with the Fund’s investment objective and strategies, as well as adherence to its investment style. The Adviser also conducts performance evaluations through in-person, telephonic and written consultations. In evaluating the Sub-Adviser, the Adviser considers, among other factors: their level of expertise; relative performance and consistency of performance over a minimum period of time; level of adherence to investment discipline or philosophy; personnel, facilities and financial strength; and quality of service and client communications.

The Adviser has the responsibility for communicating performance expectations and evaluations to the Sub-Adviser and ultimately recommending to the Board of Trustees whether its sub-advisory agreement should be renewed, modified or terminated. The Adviser provides written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. The Trust will apply for an exemptive order with respect to the Fund that if granted will permit the Adviser, subject to certain conditions, to hire new sub-advisers or to continue the employment of the existing Sub-Adviser after events that would otherwise cause an automatic termination of a sub-advisory agreement. This arrangement has been approved by the Board of Trustees and the Fund’s initial shareholder. Within 90 days of retaining a new sub-adviser, shareholders of the Fund will receive notification of the change.

The Adviser pays the Sub-Adviser out of the advisory fee paid by the Fund to the Adviser pursuant to the Advisory Agreement. The Sub-Adviser is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objective and policies. For its services, the Adviser will pay the Sub-Adviser a management fee. The management fee paid to the Sub-Adviser is paid by the Adviser and not the Fund. The Fund is not responsible for the payment of the sub-advisory fees.

The Adviser is also responsible for conducting all operations of the Fund, except those operations contracted to the Sub-Adviser, the Custodian, the Administrator or the Fund’s transfer agent. Although the Sub-Adviser’s activities are subject to oversight by the Board of Trustees and the officers of the Trust, the Board of Trustees, the officers and the Adviser do not evaluate the investment merits of the Sub-Adviser’s individual security selections. The Sub-Adviser has complete discretion to purchase, manage and sell portfolio securities for the portions of the Fund’s portfolios that it manages, subject to the Fund’s investment objective, policies and limitations. The Fund’s portfolio is managed by two portfolio managers (each, a “Portfolio Manager”) as discussed in the Fund’s prospectus.

The manager-of-managers exemptive order, if received by the Trust, will permit the Fund to disclose, in aggregate, the sub-advisory fees paid to the Sub-Adviser by the Adviser. The exemptive order will apply to Sub-Advisers that are affiliated persons of the Trust or the Adviser (“Affiliated Sub-Advisers”).

Portfolio Managers
As disclosed in the Prospectus, Michael C. Aronstein and Michael Shaoul, Ph.D. (the “Portfolio Managers”) are the portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund’s portfolio.

Other Accounts Managed by the Portfolio Managers
The table below identifies, for each Portfolio Manager of the Predecessor Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to an advisory fee which is based on account performance, this information is reflected in a separate table below. Asset amounts have been rounded as of October 31, 2021:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance

Michael C. Aronstein
Registered Investment Companies	1	$155,574,000	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1	$11,878,000	0	$0

Michael Shaoul
Registered Investment Companies	1	$155,574,000	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1	$11,878,000	0	$0

Portfolio Manager Compensation
The Portfolio Managers’ compensation is a fixed salary that is set by reference to industry standards and is not based on performance of the Fund or the value of assets held in the Fund’s portfolio. The Portfolio Managers may also receive an annual bonus that is based on a minimum percentage of the management fee received by the Sub-Adviser for its services to the Fund but may be increased on a discretionary basis.

Material Conflicts of Interest
The Sub-Adviser manages other accounts in addition to the Fund, some of which may include portfolios of investments substantially similar to the Fund. All portfolio transactions for the Fund and the Sub-Adviser’s other accounts will be implemented according to the Sub-Adviser’s trade allocation procedures. These procedures, among other things, ensure that all trades allocated to advisory clients (including the Fund) fulfill the Sub-Adviser’s fiduciary duty to each client and otherwise allocate securities on a basis that is fair and nondiscriminatory. Such procedures are generally applied in numerous instances, including, among other things, block and bunched trades, cross transactions and private placements. In determining a fair allocation, the procedures take into account a number of factors, including among other things, the Sub-Adviser’s fiduciary duty to each client, any potential conflicts of interest, the size of the transaction, the relative size of a client’s portfolio, the cash available for investment, suitability, and each advisory client’s investment objectives.

Ownership of Securities in the Predecessor Fund by the Portfolio Managers
As of December 31, 2021, the Portfolio Managers beneficially owned shares of the Predecessor Fund as shown below:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Michael C. Aronstein	Over $1,000,000
Michael Shaoul	Over $1,000,000

Service Providers

Fund Administrator, Transfer Agent and Fund Accountant
Pursuant to a fund administration agreement (the “Administration Agreement”) between the Trust and Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin, 53202, Fund Services acts as the Fund’s administrator. Fund Services provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust all of the documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

Pursuant to the Administration Agreement, as compensation for its services, Fund Services receives from the Fund a combined fee for fund administration and fund accounting services based on the Fund’s current average daily net assets. Fund Services is also entitled to be reimbursed for certain out-of-pocket expenses. In addition to its role as administrator, Fund Services also acts as fund accountant, transfer agent (“Transfer Agent”) and dividend disbursing agent under separate agreements with the Trust.

For the fiscal years indicated below, the Predecessor Fund paid the following fees to Fund Services:

Administration and Accounting Fees Paid During Fiscal Years Ended December 31,
2020	2019	2018
$203,752	$296,056	$594,061

Custodian
U.S. Bank National Association, an affiliate of Fund Services (the “Custodian”), serves as the custodian of the assets of the Fund pursuant to a custody agreement between the Custodian and the Trust, on behalf of the Fund, whereby the Custodian charges fees on a transactional basis plus out-of-pocket expenses. The Custodian has custody of all assets and securities of the Fund, delivers and receives payments for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Trust. The Custodian’s address is 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin, 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund. The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Fund may invest.

Legal Counsel
Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as the Funds’ legal counsel.

Independent Registered Public Accounting Firm
BBD, LLP, 1835 Market Street, 3rd Floor, Philadelphia, Pennsylvania, 19103, serves as the Fund’s independent registered public accounting firm.

Distribution and Servicing of Fund Shares
The Trust has entered into a distribution agreement (the “Distribution Agreement”) with the Distributor, Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, pursuant to which the Distributor acts as the Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of the Fund’s shares. The offering of the Fund’s shares is continuous, and the Distributor distributes the Fund’s shares on a best efforts basis. The Distributor is not obligated to sell any certain number of shares of the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

After an initial two-year period, the Distribution Agreement continues in effect only if its continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the outstanding voting securities of the Fund or by vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act). The Distribution Agreement is terminable without penalty by the Distributor upon 60 days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

For the fiscal years indicated below, the Distributor received the following underwriting commissions for Investor Class (formerly Class A shares) and Class C shares of the Predecessor Fund:

Underwriting Commissions Paid During Fiscal Years Ended December 31,
	2020	2019	2018
Investor Class Shares	$4,737	$2,153	$23,770
Class C Shares	$817	$525	$5,873

For the fiscal years indicated below, the Distributor retained the following underwriting commissions for Investor Class shares (formerly Class A shares) of the Predecessor Fund:

Underwriting Commissions Retained for Investor Class Shares During Fiscal Years Ended December 31,
2020	2019	2018
$666	$292	$3,407

Distribution and Shareholder Service (Rule 12b-1) Plan
The Trust has adopted a distribution plan pursuant to Rule 12b‑1 under the 1940 Act (the “Distribution Plan”) on behalf of the Fund. Under the Distribution Plan, the Fund pays a fee to the Fund’s Distributor for distribution and shareholder services (the “Distribution Fee”) of 1.00% of the Fund’s average daily net assets attributable to Class C shares, annually. The fee for Class C shares represents a 0.75% Rule 12b-1 distribution fee and a 0.25% shareholder servicing fee. The fee for Investor Class shares represents a 0.25% Rule 12b-1 distribution fee. The Rule 12b-1 distribution fee and shareholder servicing fees are discussed in greater detail below. The Distribution Plan provides that the Distributor may use all or any portion of such Distribution Fee to finance any activity that is principally intended to result in the sale of Fund shares, subject to the terms of the Distribution Plan, or to provide certain shareholder services. Institutional Class shares are not subject to a Distribution Fee.

The Distribution Fee is payable to the Distributor regardless of the distribution-related expenses actually incurred. Because the Distribution Fee is not directly tied to expenses, the amount of Distribution Fees paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as a “compensation” plan.

The Distribution Plan provides that it will continue from year to year upon approval by the majority vote of the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operations of the Distribution Plan or in any agreement related to such plan (the “Qualified Trustees”), as required by the 1940 Act, cast in person at a meeting called for that purpose. It is also required that the Trustees who are not “interested persons” of the Fund, select and nominate all other Trustees who are not “interested persons” of the Fund. The Distribution Plan and any related agreements may not be amended to materially increase the amounts to be spent for distribution expenses without approval of shareholders holding a majority of the Fund’s shares outstanding. All material amendments to the Distribution Plan or any related agreements must be approved by a vote of a majority of the Board of Trustees and the Qualified Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

The Distribution Plan requires that the Distributor provide to the Board of Trustees, at least quarterly, a written report on the amounts and purpose of any payment made under the Distribution Plan. The

Distributor is also required to furnish the Board of Trustees with such other information as may reasonably be requested in order to enable the Board of Trustees to make an informed determination of whether the Distribution Plan should be continued. With the exception of the Adviser and Sub-Adviser, no “interested person” of the Fund, as defined in the 1940 Act, and no Qualified Trustee of the Fund has or had a direct or indirect financial interest in the Distribution Plan or any related agreement.

As noted above, the Distribution Plan provides for the ability to use Fund assets to pay financial intermediaries (including those that sponsor mutual fund supermarkets), plan administrators and other service providers to finance any activity that is principally intended to result in the sale of Fund shares (distribution services). The payments made by the Fund to these financial intermediaries are based primarily on the dollar amount of assets invested in the Fund through the financial intermediaries. These financial intermediaries may pay a portion of the payments that they receive from the Fund to their investment professionals. In addition to the ongoing asset-based fees paid to these financial intermediaries under the Distribution Plan, the Fund may, from time to time, make payments under the Distribution Plan that help defray the expenses incurred by these intermediaries for conducting training and educational meetings about various aspects of the Fund for their employees. In addition, the Fund may make payments under the Distribution Plan for exhibition space and otherwise help defray the expenses these financial intermediaries incur in hosting client seminars where the Fund is discussed.

To the extent these asset-based fees and other payments made under the Distribution Plan to these financial intermediaries for the distribution services they provide to the Fund’s shareholders exceed the Distribution Fees available, these payments are made by the Sub-Adviser from its own resources, which may include its profits from the advisory fee it receives from the Fund. In addition, the Fund may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge. In connection with its participation in such platforms, the Sub-Adviser may use all or a portion of the Distribution Fee to pay one or more supermarket sponsors a negotiated fee for distributing the Fund’s shares. In addition, in its discretion, the Sub-Adviser may pay additional fees to such intermediaries from its own assets.

Rule 12b-1 Distribution Fee
The Distributor may use the Rule 12b-1 Distribution Fee to pay for services covered by the Distribution Plan including, but not limited to, advertising, compensating underwriters, dealers and selling personnel engaged in the distribution of Fund shares, the printing and mailing of prospectuses, statements of additional information and reports to other than current Fund shareholders, the printing and mailing of sales literature pertaining to the Fund, and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable.

The table below shows the amount of Rule 12b-1 Distribution Fees incurred and the allocation of such fees by the Predecessor Fund for the fiscal year ended December 31, 2020. The Investor Class shares were formerly Class A shares.

Actual Rule 12b-1 Expenses Spent by the Predecessor Fund Investor Class and Class C Shares During the Fiscal Year Ended December 31, 2020

Total Dollars Allocated
Advertising/Marketing	$0
Printing/Postage	$0
Payment to Distributor	$25,802
Payment to dealers	$296,723
Compensation to sales personnel	$0
Other	$0
Total	$322,525

Shareholder Servicing Fee - Class C
Under the Distribution Plan, the Fund pays the Distributor an amount not to exceed 0.25% of the Fund’s average daily net assets attributable to Class C shares, for providing or arranging for shareholder support services provided to individuals and plans holding Class C shares. Investor Class shares and Institutional Class shares are not subject to a shareholder servicing fee under the Distribution Plan. The shareholder servicing fees may be used to pay the Adviser and/or various shareholder servicing agents that perform shareholder servicing functions and maintenance of Class C shareholder accounts. These services may also include the payment to financial intermediaries (including those that sponsor mutual fund supermarkets) and other service providers to obtain shareholder services and maintenance of shareholder accounts (including such services provided by broker-dealers that maintain all individual shareholder account records of, and provide shareholder servicing to, their customers who invest in the Class C shares of the Fund through a single “omnibus” account of the broker-dealer). Under the Distribution Plan, shareholder servicing fee payments to the Distributor are calculated and paid at least annually.

To the extent these asset-based fees and other payments to these financial intermediaries for shareholder servicing and account maintenance they provide to the Class C shares of the Fund exceeds the shareholder servicing fees available, these payments are made by the Adviser from its own resources, which may include its profits from the advisory fee it receives from the Fund. In addition, the Fund may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge. The Fund pays the supermarket sponsor a negotiated fee for continuing services, including, without limitation, for maintaining shareholder account records and providing shareholder servicing to their brokerage customers who are shareholders of the Fund. If the supermarket sponsor’s shareholder servicing fees exceed the shareholder servicing fees available from the Fund, then the balance is paid from the resources of the Adviser.

During the last fiscal year ended December 31, 2020, Class C shares of the Predecessor Fund paid $76,941 in shareholder servicing fees.

Sub-Accounting Service Fees
In addition to the fees that the Fund may pay to its Transfer Agent, the Board of Trustees has authorized the Fund to pay service fees to certain intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub‑administration, sub-transfer agency, recordkeeping (collectively, “sub-accounting services”) and other shareholder services associated with shareholders whose shares are held of record in omnibus, networked, or other group accounts or accounts traded through registered securities clearing agents, up to the following annual limits:

•0.15% of applicable average net assets or $20 per account for Omnibus Non-Institutional Accounts
•0.10% of applicable average net assets or $10 per account for Omnibus Institutional Accounts
•0.10% of applicable average net assets or $7 per account for Networked Accounts

Unless the Fund has adopted a specific shareholder servicing plan which is broken out as a separate expense, a sub-accounting fee paid by the Fund is included in the total amount of “Other Expenses” listed in the Fund’s Fees and Expenses table in the Prospectus.

Portfolio Transactions and Brokerage
Pursuant to the Advisory Agreement, the Adviser, together with the Sub-Adviser. determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. Purchases and sales of securities in the OTC market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser and the Sub-Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund will be effected through broker-dealers (including banks) that specialize in the types of securities that the Fund will be holding, unless the Adviser believes that better executions are available elsewhere. Dealers usually act as principal for their own accounts. Purchases from dealers will include a spread between the bid and the asked price. If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser and the Sub-Adviser will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply research and statistical information to the Adviser and the Sub-Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other brokerage services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by FINRA and the SEC. Portfolio transactions may also be placed with broker-dealers in which the Adviser has invested on behalf of the Fund and/or client accounts.

While it is the Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser and the Sub-Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the Fund.

Investment decisions for the Fund are made independently from those of other client accounts. Nevertheless, it is possible that at times identical securities will be acceptable for the Fund and one or more of such client accounts. In such event, the position of the Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund. Notwithstanding the above, the Adviser and the Sub-Adviser may execute buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the Adviser and the Sub-Adviser shall, to the extent practicable, allocate investment opportunities to accounts, including the Fund, over a period of time on a fair and equitable basis and in accordance with applicable law.

The Fund is required to identify any securities of its regular broker-dealers that the Fund has acquired during its most recent fiscal year. During the fiscal year ended December 31, 2020, the Predecessor Fund did not acquire any such securities.

The Fund is also required to identify any brokerage transactions during its most recent fiscal year that were directed to a broker-dealer because of research services provided, along with the amount of any such transactions and any related commissions paid by the Fund. During the fiscal year ended December 31, 2020, the Predecessor Fund had no such transactions.

The following table shows the amounts paid by the Predecessor Fund in brokerage commissions for the fiscal years indicated below:

Brokerage Commissions Paid During Fiscal Year Ended December 31,
2020	2019	2018
$45,057(1)	$85,061(1)	$213,081
(1)The decrease in brokerage commissions from the prior year was attributable to a decrease of the Fund’s assets under management.

Portfolio Turnover
Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser and the Sub-Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction and brokerage commission costs and may generate capital gains, including short-term capital gains taxable to shareholders at ordinary income rates. To the extent that the Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund. Furthermore, a high portfolio turnover rate may result in a greater number of taxable transactions.

The following table shows the portfolio turnover rates for the Predecessor Fund for the fiscal years indicated below:

Portfolio Turnover During Fiscal Year Ended December 31,
2020	2019
12%	17%

Code of Ethics
The Trust, the Adviser and the Sub-Adviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The Adviser’s Code of Ethics permits, subject to certain conditions, personnel of the Adviser to invest in securities that may be purchased or held by the Fund. The Distributor relies on the principal underwriters exception under Rule 17j-1(c)(3) from the requirement to adopt a code of ethics pursuant to Rule 17j-1 because the Distributor is not affiliated with the Trust or the Adviser, and no officer, director, or general partner of the Distributor serves as an officer or director of the Trust or the Adviser.

Proxy-Voting Procedures
The Board of Trustees has adopted Proxy Voting Policies and Procedures (the “Proxy Policies”) on behalf of the Trust which has delegated to the Sub-Adviser, subject to the Board of Trustee’s continuing oversight the responsibility for voting proxies. The Proxy Policies require that the Sub-Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Proxy Policies also require the Sub-Adviser to present to the Board of Trustees, at least annually, the Sub-Adviser’s Proxy Policies and a record of each proxy voted by the Sub-Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Sub-Adviser as involving a conflict of interest.

In the event of a conflict between the interests of the Sub-Adviser and the Fund, the Proxy Policies provide that the conflict may be disclosed to the Board of Trustees or its delegate, who shall provide direction on how to vote the proxy. The Board of Trustees has delegated this authority to the Independent Trustees, and the proxy voting direction in such a case shall be determined by a majority of the Independent Trustees.

The Fund’s actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling toll-free,

1-855-625-7333 or by accessing the SEC’s website at www.sec.gov. The Predecessor Fund’s voting records are also available by calling the toll-free number or though the SEC website.

Anti-Money Laundering Compliance Program
The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations. To ensure compliance with these laws, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. Michael L. Ceccato has been designated as the Trust’s Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to: determining that the Distributor and the Transfer Agent have established proper anti-money laundering procedures; reporting suspicious and/or fraudulent activity; and a complete and thorough review of all new account applications. The Fund will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.

Portfolio Holdings Information
The Trust, on behalf of the Fund, has adopted portfolio holdings disclosure policies (the “Disclosure Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of the Fund. Information about the Fund’s portfolio holdings will not be distributed to any third party except in accordance with these Disclosure Policies. The Board of Trustees considered the circumstances under which the Fund’s portfolio holdings may be disclosed under the Disclosure Policies, considering actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of the Adviser, Sub-Adviser, Distributor or any other affiliated person of the Fund. After due consideration, the Board determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to persons described in these Disclosure Policies.

Information about the Fund’s portfolio holdings will not be distributed to any third party except as described below:

•the disclosure is required to respond to a regulatory request, court order or other legal proceeding;
•the disclosure is to a mutual fund rating or evaluation services organization (such as Morningstar, Bloomberg and Thomson Reuters), or statistical agency or person performing similar functions, or due diligence department of a broker-dealer or wirehouse, who has, if necessary, signed a confidentiality agreement, or is bound by applicable duties of confidentiality imposed by law, with the Fund;
•the disclosure is made to the Fund’s service providers who generally need access to such information in the performance of their contractual duties and responsibilities, and who are subject to duties of confidentiality imposed by law and/or contract, such as the Adviser, Sub-Adviser, the Board of Trustees, the Fund’s independent registered public accountants, regulatory authorities, counsel to the Fund or the Board of Trustees, proxy voting service providers, financial printers involved in the reporting process, the fund administrator, fund accountant, transfer agent, or custodian of the Fund;
•the disclosure is made by the Sub-Adviser’s trading desk to broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities or so that such brokers can provide the Sub-Adviser with natural order flow;
•the disclosure is made to institutional consultants evaluating the Fund on behalf of potential investors;
•the disclosure is (a) in connection with a quarterly, semi-annual or annual report that is available to the public or (b) relates to information that is otherwise available to the public; or
•the disclosure is made pursuant to prior written approval of the Trust’s CCO, or other person so authorized, is for a legitimate business purpose and is in the best interests of the Fund’s shareholders.

For purposes of the Disclosure Policies, portfolio holdings information does not include descriptive information if that information does not present material risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Fund. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (i) descriptions of allocations among asset classes, regions, countries or industries/sectors; (ii) aggregated data such as average or median ratios, or market capitalization, performance attributions by industry, sector or country; or (iii) aggregated risk statistics. It is the policy of the Trust to prohibit any person or entity from receiving any direct or indirect compensation or consideration of any kind in connection with the disclosure of information about the Fund’s portfolio holdings.

The Trust’s CCO must document any decisions regarding non-public disclosure of portfolio holdings and the rationale therefor. In connection with the oversight responsibilities by the Board of Trustees, any documentation regarding decisions involving the non-public disclosure of portfolio holdings of the Fund to third parties must be provided to the full Board of Trustees or its authorized committee.

Currently, the Fund provides monthly holdings to Thomson Reuters on a one month lag. Bloomberg L.P. receives quarterly holdings on a two month lag. Morningstar, Inc. receives quarterly holdings. Portfolio holdings disclosure may be approved under the Disclosure Policies by the Trust’s CCO. Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the annual and semi-annual reports to Fund shareholders, and in the quarterly holdings report on Part F of Form N-PORT. These reports will be made available for the Fund and are available for the Predecessor Fund, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

Any suspected breach of this policy must be reported immediately to the Trust’s CCO, or to the chief compliance officer of the Adviser who is to report it to the Trust’s CCO. The Board of Trustees reserves the right to amend the Disclosure Policies at any time without prior notice in its sole discretion.

Determination of Net Asset Value
The NAV of the Fund’s shares will fluctuate and is determined as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement. If the NYSE closes early, the Fund will calculate the NAV as of the close of trading on the NYSE on that day. If an emergency exists as permitted by the SEC, the NAV may be calculated at a different time.

The NAV per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

Net Assets	=	Net Asset Value Per Share
Shares Outstanding

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Sub-Adviser and the Valuation Committee pursuant to procedures approved by or under the direction of the Board of Trustees.

Each equity security owned by the Fund, including depositary receipts, that is traded on a national securities exchange, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), is valued at its last sale price on the exchange on which such security is traded, as of the close of business on the day the security is being valued or, lacking any reported sales, at the mean between the most recent bid and asked price. All equity securities that are not traded on a listed exchange are valued at the last sales price at the close of the OTC market. If a non-exchange listed security does not trade on a particular day, then the mean between the last quoted bid and the asked prices will be used as long as it continues to reflect the value of the security.

Securities that are traded on more than one exchange are valued using the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded. Fund securities listed on NASDAQ will be valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security will be valued at the mean between the most recent quoted bid and asked prices at the close of the exchange on such day, or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued. The composite market is defined as a consolidation of the trade information provided by a national securities and foreign exchange and OTC markets as published by an approved pricing service (“Pricing Service”).

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Debt securities, including short-term instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices provided by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and ask prices, matrix pricing method or other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date. Quotations will be valued at the mean between the bid and the offer. Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date. Any discount or premium is accrued or amortized using the constant yield method until maturity.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

All other assets of the Fund are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

Additional Purchase and Redemption Information

The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of Fund shares.

How to Purchase Shares
You may purchase shares of the Fund directly from the Fund, or from securities brokers, dealers or other financial intermediaries (collectively, “Financial Intermediaries”). Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. The Fund may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries (and their authorized designees) are authorized to accept your order on behalf of the Fund (each an “Authorized Intermediary”). If you transmit your purchase request to an Authorized Intermediary before the close of regular trading (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, shares will be purchased at the next calculated NAV, after the Financial Intermediary receives the request. Investors should check with their Financial Intermediary to determine if it is an Authorized Intermediary.

Investors wishing to purchase Fund shares should contact the Fund toll free at 1-855-625-7333. If you are purchasing shares through a Financial Intermediary, you must follow the procedures established by your Financial Intermediary. Your Financial Intermediary is responsible for sending your purchase order and wiring payment to the Transfer Agent. Your Financial Intermediary holds the shares in your name and receives all confirmations of purchases and sales.

Shares are purchased at the next calculated NAV, after the Transfer Agent or Authorized Intermediary receives your purchase request in good order. In most cases, in order to receive that day’s NAV, the Transfer Agent must receive your order in good order before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time).

The Trust reserves the right in its sole discretion: (i) to suspend the continued offering of the Fund’s shares; (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of the Fund; and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund’s shares.

The Adviser reserves the right to reject any initial or additional investments.

How to Redeem Shares and Delivery of Redemption Proceeds
You may redeem your Fund shares any day the NYSE is open for regular trading, either directly with the Fund or through your Financial Intermediary.

Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible, but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when: (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.

Telephone Redemptions
Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder, the Fund or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, the Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Transfer Agent fails to employ reasonable procedures, the Fund and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact the Transfer Agent.

Redemption in Kind
The Fund does not intend to redeem shares in any form except cash. The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Fund to redeem in-kind redemption requests of a certain amount. Specifically, if the amount you are redeeming during any 90-day period is in excess of the lesser of $250,000 or 1% of the net assets of the Fund, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the net assets of the Fund in securities instead of cash. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and you will bear any market risks associated with such securities until they are converted into cash. For federal income tax purposes, redemptions made in-kind are taxed in the same manner to a redeeming shareholder as redemptions made in cash. In addition, sales of securities received in kind may generate taxable gains.

Federal Income Tax Matters
This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.

This section is based on the Code, Treasury Regulations, judicial decisions, and IRS guidance on the date hereof, all of which are subject to change, and possibly with retroactive effect. These changes could impact the Fund’s investments or the tax consequences to you of investing in the Fund. Some of the changes could affect the timing, amount and tax treatment of Fund distributions made to shareholders. There may be other federal, state, foreign or local tax considerations to a particular shareholder. No assurance can be given that legislative, judicial, or administrative changes will not be forthcoming which could affect the accuracy of any statements made in this section. Please consult your tax advisor before investing.

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund, as a series of the Trust, intends to qualify and elect to be treated as a RIC under Subchapter M of the Code, provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing and amount of its distributions. The Fund’s policy is to distribute to its shareholders all of its investment company taxable income and any net capital gain for each taxable year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes on amounts distributed. However, the Fund can give no assurances that its anticipated distributions will be sufficient to eliminate all Fund level taxes. If the Fund does not qualify as a RIC and is unable to obtain relief from such failure, it would be taxed as a regular corporation and, in such case, it would be more beneficial for a shareholder to directly own the Fund’s underlying investments rather than indirectly owning them through the Fund.

To qualify as a RIC, the Fund must derive at least 90% of its gross income from “good income,” which includes: (1) dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies; (2) other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities or foreign currencies; and (3) net income derived from an interest in a qualified publicly traded partnership. Although Code Section 851(b) authorizes the U.S. Treasury Department to issue Treasury Regulations excluding “foreign currency gains” that are not directly related to a RIC’s principal business of investing in stock or securities from qualifying income, Treasury Regulations currently provide that gains from the sale or other disposition of foreign currencies is qualifying income. Nevertheless, there can be no assurance that future Treasury Regulations will not come to a different conclusion or that the Fund will satisfy all requirements to be taxed as a RIC.

Furthermore, the Fund must diversify its holdings such that at the end of each fiscal quarter, (i) at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer; and (ii) no more than 25% of the value of the Fund’s assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs), or of any two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same, similar or related trades or businesses, or of certain qualified publicly traded partnerships.

The Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for either the one-year period ending on October 31 of that year, or, if the Fund makes an election under Section 4982(e)(4) of the Code, the Fund’s fiscal year end, subject to an increase for any shortfall in the prior year’s distribution. The Fund has a Section 4982(e)(4) election currently in effect. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax, but can make no assurances that all such tax liability will be eliminated.

Investment company taxable income generally consists of interest, dividends, net short-term capital gain, and net gain from foreign currency transactions, less expenses. Net capital gain is the excess of the net long-term gain from the Fund’s sales or exchanges of capital assets over the net short-term loss from such sales or exchanges, taking into account any capital loss carryforward of the Fund. Net capital losses not used during any year may be carried forward indefinitely until used, and will retain their character as short-term or long-term. The Fund may also elect to defer certain losses for tax purposes. At December 31, 2020, the Predecessor Fund had short-term capital losses of $404,624,157, which will be carried forward indefinitely to offset future realized capital gains. To the extent the Predecessor Fund realizes future net capital gains, taxable distributions to its shareholders will be first offset by any unused capital loss carryovers from the year ended December 31, 2020. The Predecessor Fund utilized $11,283,148 of short-term capital loss carryover during the year ended December 31, 2020.

Distributions of investment company taxable income are taxable to shareholders as ordinary income. For a non-corporate shareholder, a portion of the Fund’s distributions of investment company taxable income may consist of “qualified dividend income” eligible for taxation at the reduced federal income tax rates applicable to long-term capital gains to the extent that the amount distributed is attributable to and reported as “qualified dividend income” and the shareholder meets certain holding period requirements with respect to its Fund shares. For a corporate shareholder, a portion of the Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends received deduction to the extent the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for deduction and the shareholder meets certain holding period requirements with respect to its shares. The aggregate amount so reported to either non-corporate or corporate shareholders as applicable, cannot, however, exceed the aggregate amount of such dividends received by the Fund for its taxable year.

Distributions of net capital gain are taxable to shareholders as long-term capital gain regardless of the length of time that a shareholder has owned Fund shares. Distributions of net capital gain are not eligible for “qualified dividend income” treatment or the dividends-received deduction referred to in the previous paragraph.

Distributions of investment company taxable income and net capital gain will be taxable as described above whether received in additional Fund shares or in cash. Shareholders who choose to receive distributions in the form of additional Fund shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31. Distributions are generally includable in alternative minimum taxable income in computing a non-corporate shareholder’s liability for the alternative minimum tax.

Certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8% (in addition to the regular income tax). The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon the sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

A sale or redemption of Fund shares, whether for cash or in kind proceeds, may result in recognition of a taxable capital gain or loss. Gain or loss realized upon a sale or redemption of Fund shares will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year, and, if held for one year or less, as a short-term capital gain or loss. However, any loss realized upon a sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales, or similar transactions is not counted. Any loss realized upon a sale or redemption of Fund shares may be disallowed under certain wash sale rules to the extent shares of the Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the sale or redemption. If a shareholder’s loss is disallowed under the wash sale rules, the basis of the new shares will be increased to preserve the loss until a future sale or redemption of the shares.

The Fund may invest in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. The income derived from such investments constitutes “good income” for purposes of satisfying the source of income requirement for the Fund to maintain its status as a RIC. However, no more than 25% of the value of a RIC’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which the Fund invests does not qualify as a qualified publicly traded partnership (and the MLP is not otherwise taxed as a corporation for federal income tax purposes), the Fund must look through to the character of the income generated by the MLP. Such income may not qualify as “good income” and could adversely affect the Fund’s status as a RIC.

If an MLP in which the Fund invests is taxed as a partnership for federal income tax purposes, the cash distributions received by the Fund from the MLP may not correspond to the amount of income allocated to the Fund by the MLP in any given taxable year. If the amount of income allocated to the Fund by an MLP exceeds the amount of cash received by the Fund from such MLP, the Fund may have difficulty making distributions to its shareholders in the amounts necessary to satisfy the distribution requirements for maintaining the Fund’s status as a RIC and avoiding any federal income and excise taxes at the Fund level. Accordingly, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements. Distributions to the Fund from an MLP that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of the Fund’s basis in its interest in the MLP. If the Fund’s basis is reduced to zero, distributions in excess of basis will generally constitute capital gain for federal income tax purposes.

If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stock and securities in foreign corporations, the Fund will be eligible to, and may, file an election with the IRS that would enable the Fund’s shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any income taxes paid by the Fund to foreign countries and U.S. possessions. Pursuant to the election, the Fund would treat those foreign taxes as distributions paid to its shareholders, and each shareholder would be required to (i) include in gross income, and treat as paid by him, his proportionate share of those taxes, (ii) treat his share of those taxes and of any distribution paid by the Fund that represents income from foreign countries or U.S. possessions as his own income from those sources, and (iii) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, claim the foreign tax credit against his federal income tax. If the Fund makes this election, it will report to its shareholders shortly after each taxable year their respective share of income from sources within, and taxes paid to, foreign countries and U.S. possessions. The Code may limit a shareholder’s ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund’s foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on (i) distributions of investment company taxable income, and (ii) distributions of net capital gain and the gross proceeds of a sale or redemption of Fund shares paid to (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other items (unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement with the United States), and (B) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. In December 2018, the IRS and Treasury Department released proposed Treasury Regulations that would eliminate FATCA withholding on Fund distributions of net capital gain and the gross proceeds from a sale or redemption of Fund shares. Although taxpayers are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change. This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

The Fund’s transactions, if any, in forward contracts, options, futures contracts, swaps and other investments may be subject to special provisions of the Code that, among other things, may accelerate recognition of income to the Fund, defer the Fund’s losses, and affect whether capital gain and loss is characterized as long-term or short-term. These provisions could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to “mark-to-market” certain positions (i.e., treat them as if they were closed out). This “mark-to-market” requirement may cause the Fund to recognize income without receiving cash, and the Fund may have difficulty making distributions to its shareholders in the amounts necessary to satisfy the distribution requirements for maintaining the Fund’s status as a RIC and avoiding any income and excise taxes at the Fund level. Accordingly, the Fund may have to dispose of its investments under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements of the Code.

Except in the case of certain exempt shareholders, if a shareholder does not furnish the Fund with its correct Social Security Number or other taxpayer identification number and certain certifications or the Fund receives notification from the IRS requiring backup withholding, the Fund is required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds at a rate set under Section 3406 of the Code for U.S. residents.

Foreign taxpayers (including nonresident aliens) are generally subject to a tax withholding at a flat rate of 30% on U.S.-source income that is not effectively connected with the conduct of a trade or business in the U.S. This withholding rate may be lower under the terms of a tax treaty or convention.

Foreign Income Tax. Investment income received, and gains realized, by the Fund from sources within foreign countries may be subject to foreign income tax withholding at the source, and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other form(s) to receive the benefit of the reduced tax rate; whether or when the Fund will receive a tax reclaim is within the control of the individual country. Information required on those forms may not be available, such as certain shareholder information; therefore, the Fund may not receive one or more reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements that also may cause the Fund to not receive one or more reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on the sale or other disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance, since the amount of the Fund’s assets to be invested in various countries is not known.

The Fund may elect to pass through to you your pro rata share of foreign income taxes paid by the Fund if more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of foreign stocks and securities.  The Fund will notify you if it is eligible to and makes such an election.

Distributions
The Fund will receive income primarily in the form of dividends and interest earned on the Fund’s investments in securities. This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be distributed to the Fund’s shareholders.
The amount of the Fund’s distributions is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board of Trustees. The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

The Fund may realize capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain that the Fund may realize from transactions involving investments held less than the period required for long‑term capital gain or loss recognition or otherwise producing short‑term capital gains and losses (taking into account any capital loss carryforward), will comprise part of net investment income. If during any year the Fund realizes a net gain on transactions involving investments held for the period required for long‑term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will generally have a net long‑term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital loss carryforward) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time that the Fund shares may have been held by the shareholder. Net capital losses realized by the Fund may be carried forward indefinitely, and will generally retain their character as short-term or long-term capital losses. For more information concerning applicable capital gains tax rates, please consult your tax adviser.

Any distribution paid by the Fund reduces the Fund’s NAV per share on the date paid by the amount of the distribution per share. Accordingly, a distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to federal income taxes.

Distributions will be reinvested in additional Fund shares unless the shareholder has otherwise indicated. Shareholders have the right to change their elections with respect to the reinvestment of distributions by notifying the Transfer Agent in writing, by telephone at 1-855-625-7333 (toll-free) or by contacting an Authorized Intermediary. However, any such change will be effective only as to distributions for which the record date is five or more calendar days after the Transfer Agent has received the written request.

Cost Basis Reporting
The Fund is required to report to certain shareholders and the IRS the cost basis of Fund shares acquired on or after January 1, 2012, by such shareholders (“covered shares”) when the shareholder sells or redeems such shares. This reporting requirement does not apply to shares acquired prior to January 1, 2012 or to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or to shares held by tax-exempt organizations, financial institutions, corporations (other than S corporations), banks, credit unions and certain other entities and governmental bodies (“non-covered shares”). The Fund is not required to determine or report a shareholder’s cost basis in non-covered shares and is not responsible for the accuracy or reliability of any information provided for non-covered shares.

The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions. Cost basis is used to determine whether the sale or redemption of a share results in a capital gain or loss. If you sell or redeem covered shares during any year, then the Fund will report the gain or loss, cost basis, and holding period of such covered shares to the IRS and you on Form 1099.

A cost basis method is the method by which the Fund determines which specific covered shares are deemed to be sold or redeemed when a shareholder sells or redeems less than its entire holding of covered shares and has made multiple purchases of covered shares on different dates at differing NAVs. If a shareholder does not affirmatively elect a cost basis method, the Fund will use the average cost method, which averages the basis of all Fund shares in an account regardless of holding period, and shares sold or redeemed are deemed to be those with the longest holding period first. Each shareholder may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in its covered shares. The default cost basis method applied by the Fund or the alternate method elected by a shareholder may not be changed after the settlement date of a sale or redemption of Fund shares.

If you hold Fund shares through a broker (or another nominee), please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

Financial Statements
The financial statements of the Predecessor Fund and the Predecessor Fund’s independent registered public accounting firm’s report appearing in the Predecessor Fund’s Annual Report for the fiscal year ended December 31, 2020 are hereby incorporated by reference. Additionally, the unaudited Semi-Annual Report dated June 30, 2021 for the Predecessor Fund is also incorporated by reference herein.

Appendix A
Marketfield Asset Management LLC
PROXY VOTING GUIDELINES

The Sub-Adviser has adopted written proxy voting policies and procedures that are available upon request by any Fund investor or prospective investor. Also available upon request by any investor or prospective investor is a record of how the Sub-Adviser has voted client proxies since it became registered as an investment adviser with the SEC.

The procedures described here apply to all proxy voting matters that relate to clients over which the Sub-Adviser has voting authority, including changes in corporate governance structures, the adoption or amendment of compensation plans (including stock options), and matters involving social issues. The Sub-Adviser’s chief compliance officer monitors all proxy voting.

Client Instructions and Requests
The decision of any client to retain proxy voting authority or any specific instructions with respect to proxy voting would be documented in the investment management agreement between the Sub-Adviser and the client. To date, all clients have granted the Sub-Adviser the exclusive right to vote proxies on their behalf. Upon request by a client or investor, the Sub-Adviser promptly provides a copy of our proxy voting policies and procedures and a list of securities voted and votes taken with respect to the securities in a client account since this policy was adopted or during some relevant subsequent period.

Conflicts of Interest
A conflict of interest may arise in the context of proxy voting (1) if the Sub-Adviser were to manage a portfolio for a proxy issuer or its senior officers or directors and also were to own the securities of that company in our client portfolios, (2) if any supervised person of the Sub-Adviser (a “Supervised Person”) had a familial or personal relationship with a senior executive or board member of a proxy issuer or with persons or entities making a shareholder proposal requiring a vote of a company whose securities are held in a client portfolio, or (3) if the Sub-Adviser had a representative on the board of directors of a proxy issuer. Supervised Persons will be aware of the potential for conflicts when considering proxy voting. If a potential for conflict is perceived, the Sub-Adviser’s chief compliance officer will be consulted.

Procedures for Conflicts of Interest
In the event that a conflict arises among the interests of the Sub-Adviser, its Supervised Persons, and its clients, the Sub-Adviser uses the following procedures:

•If the perceived conflict of interest involves a member of senior management, the Sub-Adviser’s chief compliance officer consults with other members of senior management to determine whether the conflict is material to the particular proxy issues being considered. If it is determined that the conflict is material, the conflicted person will not communicate with any other Supervised Person about the proxy issue. The remaining members of senior management will decide how to vote the proxy and will relay the decision to the Sub-Adviser’s chief compliance officer. The Sub-Adviser will process the vote in the customary manner and will retain a written record of the perceived conflict of interest, the recusal of the conflicted person, and the resulting vote.

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•If the perceived conflict of interest involves the Sub-Adviser, the Sub-Adviser’s chief compliance officer determines whether the conflict is material. If he determines that the conflict is material, the Sub-Adviser will have no further input on the particular proxy vote. In this case, the Sub-Adviser will cause the proxies to be voted in the same proportion as the votes of other holders.

Commonly Raised Proxy Issues
The Sub-Adviser is diligent regarding the voting process and the rights of shareholders to influence the management of companies, when appropriate. In evaluating proxy issues, the Sub-Adviser may consider information from many sources, including the research analysts covering the particular securities, the management of the issuer presenting a proposal, shareholder groups, and independent proxy-research services. The following general guidelines apply with respect to common issues raised in proxy statements.

Election of Board of Directors
The Sub-Adviser generally supports the election of directors that result in a board with a majority of independent directors. The Sub-Adviser generally withholds votes for non-independent directors who serve on the audit, compensation, or nominating committees of the board of directors. The Sub-Adviser holds directors accountable for the actions of the committees on which they serve. For example, the Sub-Adviser generally withholds votes for nominees who approve or propose arrangements that the Sub-Adviser believes would diminish shareholder value. The Sub-Adviser generally votes in favor of efforts to ensure that shareholders elect a full slate of directors at each annual shareholder meeting.

Approval of Independent Auditors
The Sub-Adviser generally votes against proposed auditors whose non-audit work consists of what the Sub-Adviser perceive to be a material amount of the total fees paid by the issuer to the audit firm. The Sub-Adviser evaluates on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with an issuer, regardless of the amount of the audit fee, to determine whether the Sub-Adviser believe that independence has been compromised. If the Sub-Adviser believes that auditor independence has been compromised, the Sub-Adviser votes against approval of the auditor.

Executive Compensation
The Sub-Adviser generally supports measures intended to increase long-term securities ownership by executives, including features that require corporate officers to hold securities of the issuer or that require securities acquired as the result of option exercises to be held for a period of time. The Sub-Adviser generally supports expensing the fair value of option grants. The Sub-Adviser generally votes against option plans that, in light of all other existing compensation plans of the issuer, the Sub-Adviser believes would directly or indirectly result in material dilution of shareholder interests, such as the ability to re-price options that are worth less than the current market price of the security into which they are exercisable, the issuance of options with an exercise price below the current market price of the securities, the issuance of reload options, the ability to reward management for thwarting a takeover attempt, golden parachutes, and automatic share replenishment features.

Corporate Structure and Shareholder Rights
The Sub-Adviser generally supports proposals to remove super-majority voting requirements and generally vote against proposals to impose super-majority requirements. The Sub-Adviser generally votes for proposals to lower barriers to shareholder action and against proposals that limit rights to call special meetings, to limit rights to act by written consent, or to stagger boards of directors. The Sub-Adviser generally votes against proposals for a separate class of securities with disparate voting
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rights. Due to longstanding custom and practice, these features are more common in foreign markets. Although the Sub-Adviser may make investments in companies that have disparate voting rights, the Sub-Adviser generally votes to eliminate them when the issue is presented. The Sub-Adviser generally votes for proposals to subject shareholder rights plans, such as poison pills, to a shareholder vote. The Sub-Adviser generally votes against these plans unless the Sub-Adviser is convinced that the long-term interests of shareholders would benefit from instituting the plan. The Sub-Adviser generally votes against proposals that make it more difficult for an issuer to be acquired by outsiders and in favor of proposals that do the opposite. The Sub-Adviser believes that corporate management should be at all times subject to, and not insulated from, the incentives and punishments of the market.

Increase in Authorized Capital
There are many business reasons for an issuer to increase its authorized capital, including general corporate purposes and to raise new investment capital for acquisitions, stock splits, recapitalizations, or debt restructurings. New issues may provide flexibility to issuers because the securities may be issued quickly without further shareholder approval in connection with financings or acquisitions. The Sub-Adviser generally votes for proposals to increase authorized capital, absent unusual circumstances. Generally, the Sub-Adviser does not oppose proposals to authorize the issuance of preferred stock but scrutinize any proposal that gives the board of directors the authority to assign disproportionate voting rights when the preferred stock is issued.

Jurisdiction of Incorporation
The Sub-Adviser generally votes against proposals to move the jurisdiction of incorporation of an issuer to a jurisdiction that is less favorable to shareholder interests.

Social Policy
The Sub-Adviser believes that ordinary business matters are primarily the responsibility of management. Proposals that present social policy issues typically request that a company disclose or amend its business practices. The Sub-Adviser generally votes against social policy proposals, although the Sub-Adviser may make exceptions if the Sub-Adviser believes that the proposal has important beneficial economic implications for the issuer.

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PART C

OTHER INFORMATION

Item 15. Indemnification

Reference is made to Article VIII of the Registrant’s Amended and Restated By-Laws. In addition, the Wisconsin Business Corporation Law requires the Registrant to indemnify each of its officers and directors against liability incurred by the officer or director in any proceeding to which the officer or director was a party because he or she is an officer or director, unless liability was incurred because the officer or director breached or failed to perform a duty owed to the Registrant and the breach or failure to perform constitutes (i) a willful failure to deal fairly with the Registrant or its shareholders in connection with a matter in which the officer or director has a material conflict of interest; (ii) a violation of criminal law, unless the officer or director had reasonable cause to believe that his or her conduct was lawful or no reasonable cause to believe that it was unlawful; (iii) a transaction from which the officer or director derived an improper personal profit, or (iv) willful misconduct.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

The Registrant’s directors and officers are insured under a policy of insurance against certain liabilities that might be imposed as a result of actions, suits or proceedings to which they are parties by reason of being or having been such directors or officers.

Item 16. Exhibits

See “Exhibit Index.”

Item 17. Undertakings

1.The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.The undersigned Registrant undertakes to file the opinion of counsel supporting the tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 through an amendment to this registration statement within a reasonable time after the closing of the reorganization.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Milwaukee and State of Wisconsin on the 29th day of December, 2021.

TOTAL FUND SOLUTION

By: /s/ Elaine E. Richards
Elaine E. Richards
Secretary

As required by the Securities Act of 1933, as amended, this this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title
/s/ Michael J. Weckwerth* Michael J. Weckwerth	President, Chairperson and Interested Trustee
/s/ R. Alastair Short* R. Alastair Short	Independent Trustee
/s/ Thomas F. Mann* Thomas F. Mann	Independent Trustee
/s/ Julie T. Thomas* Julie T. Thomas	Independent Trustee
/s/ Michael J. Cyr Michael J. Cyr	Treasurer and Principal Financial and Accounting Officer
* By: /s/ Elaine E. Richards Elaine E. Richards * Attorney-in-Fact pursuant to Power of Attorney previously filed.

EXHIBIT INDEX

Exhibit No.	Exhibit	Incorporated by Reference	Filed Herewith

(1.a)	Certificate of Trust	Filed August 9, 2021, on Form N-1A
(1.b)	Amended and Restated Agreement and Declaration of Trust	Filed November 12, 2021, on Form N-1A
(2)	Registrant’s By-Laws	Filed August 9, 2021, on Form N-1A
(3)	None
(4)	Agreement and Plan of Reorganization		Filed as Appendix A to this Combined Proxy Statement and Prospectus
(5)	Instruments Defining Rights of Security Holders	Incorporated by Reference to the Articles of Incorporation and By-Laws
(6.a)	Form of Investment Advisory Agreement	Filed November 22, 2021, Pre-Effective Amendment No. 2 to Form N-1A
(6.b)	Form of Investment Sub-Advisory Agreement	Filed November 12, 2021, Pre-Effective Amendment No. 1 to Form N-1A
(7.a)	Form of Distribution Agreement	Filed November 12, 2021, Pre-Effective Amendment No. 1 to Form N-1A
(8)	None
(9.a)	Form of Custody Agreement	Filed November 12, 2021, Pre-Effective Amendment No. 1 to Form N-1A
(10.a)	Form of Distribution and Shareholder Servicing Plan	Filed November 12, 2021, Pre-Effective Amendment No. 1 to Form N-1A
(10.b)	Form of Rule 18f-3 Plan	Filed November 12, 2021, Pre-Effective Amendment No. 1 to Form N-1A
(11.a)	Opinion and Consent of Stradley Ronon Stevens & Young, LLP regarding the validity of shares to be issued by the Registrant	Filed November 24, 2021, on Form N-14
(11.b)	Opinion of Stradley Ronon Stevens & Young, LLP regarding certain tax matters		X
(13.a)	Form of Fund Servicing Agreement	Filed November 12, 2021, Pre-Effective Amendment No. 1 to Form N-1A

Exhibit No.	Exhibit	Incorporated by Reference	Filed Herewith

(14.a)	Consent of Independent Registered Public Accounting Firm (Deloitte)		X
(14.b)	Consent of Independent Registered Public Accounting Firm (BBD)		X
(15)	None
(16.a)	Power of Attorney	Filed November 24, 2021, on Form N-14
(17)	Proxy Card		X

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